[citigroup LOGO]

                                 [$380,623,000]

                                  (APPROXIMATE)

                                BAYVIEW FINANCIAL

                       MORTGAGE PASS-THROUGH TRUST 2006-C

                       MORTGAGE PASS-THROUGH CERTIFICATES,

                                  SERIES 2006-C

                          [BAYVIEW FINANCIAL(SM) LOGO]

                             PRELIMINARY TERM SHEET

                    BAYVIEW FINANCIAL SECURITIES COMPANY, LLC
                                    Depositor

                             WELLS FARGO BANK, N.A.
                                 Master Servicer

                         U.S. BANK NATIONAL ASSOCIATION
                                     Trustee

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

PRELIMINARY TERM SHEET                           DATE PREPARED: NOVEMBER 9, 2006

                                   DISCLAIMER

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from either (i) Bayview Financial, L.P., 4425 Ponce de Leon Blvd., 5th Floor, Coral Gables, FL 33146; Attn: Structured Finance or by calling (800) 457-5104,
Attention: Jason Somerville, or (ii) Citigroup Global Markets Inc. by calling 1-877-858-5407

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the securities, supersedes information contained in any prior similar materials relating to these securities. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, asset-backed securities and the asset pools backing them are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance. As a result, you may commit to purchase securities with characteristics that may change materially, and all or a portion of the securities may not be issued with material characteristics described in these materials. Our obligation to sell securities to you is conditioned on those securities having the material characteristics described in these materials. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities you committed to purchase, and there will be no liability between us as a consequence of the non-delivery. However, unless the class of securities you committed to purchase has been eliminated, we will provide you with revised offering materials and offer you an opportunity to purchase that class, as described in the revised offering materials.

                             STATIC POOL INFORMATION

The content of the following website www.bfstaticpools.com will be updated prior to the Pricing Date of the Offered Securities to comply with the requirements of
Item 1105 of Regulation AB under the Securities Act of 1933.

        IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED DISCLAIMERS

Any legends, disclaimers or other notices that may appear with this communication to which this free writing prospectus is attached relating to:

     (1) these materials not constituting an offer (or a solicitation of an offer);

     (2) no representation that these materials are accurate or complete and may not be updated; or

     (3)  these materials possibly being confidential,

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

Preliminary Term Sheet                           DATE PREPARED: NOVEMBER 9, 2006

                                    CONTACTS

Mortgage Finance:   Randy Appleyard       (212) 723-6394
                    Kathryn Ebner         (212) 723-6879

MBS Trading:        Stephen Weinstein     (212) 723-6325

MBS Structuring:    Shekhar Shah          (212) 723-5386
                    Noel Doromal          (212) 723-9026
                    Tai Wu                (212) 723-5859

                             RATING AGENCY CONTACTS

Moody's             Wioletta Frankowicz   (212) 553-1019
                    James Huang
Fitch Ratings       Michele Patterson     (212) 908-0779
                    Marissa Kimmel        (212) 908-0343
S&P                 Waqas Shaikh          (212) 438-6318

  ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE ACTUAL COLLATERAL
   BALANCES AS OF OCTOBER 1, 2006 (THE "STATISTICAL CALCULATION DATE") UNLESS
                              OTHERWISE INDICATED.

   ON THE CUT-OFF DATE, WHICH IS OCTOBER 1, 2006, THE ASSETS OF THE TRUST FUND PRIMARILY CONSIST OF TWO POOLS (EACH A "MORTGAGE POOL") OF FIRST LIEN, FULLY AMORTIZING AND BALLOON, FIXED AND ADJUSTABLE RATE, MORTGAGE LOANS SECURED BY SINGLE-FAMILY RESIDENTIAL, MULTIFAMILY, COMMERCIAL AND MIXED USE PROPERTIES.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

BOND SUMMARY

                                 [$380,623,000]
                   (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
              BAYVIEW FINANCIAL MORTGAGE PASS-THROUGH TRUST 2006-C
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C
                     SENIOR / SUBORDINATE REMIC CERTIFICATES

                                                                               APPROX.    APPROX.      LEGAL           EXPECTED
             APPROXIMATE     INITIAL    EST.WAL (YRS.)   PMT. WINDOW (MTHS.)   INITIAL   TARGETED      FINAL          RATINGS (5)
   CLASS       SIZE ($)    COUPON (1)     CALL/MAT (2)        CALL/MAT (2)     C/E (3)    C/E (4)   MATURITY(12)   MOODY'S/S&P/FITCH
---------   ------------   ----------   --------------   -------------------   -------   --------   ------------   -----------------
   A-IO         (6)         Variable       1.22/1.22           1-30/1-30        13.45%    14.70%        4/2009        Aaa/AAA/AAA
   1-A1     $ 68,427,000      [ ]%         1.00/1.00           1-28/1-28        13.45%    14.70%       11/2036        Aaa/AAA/AAA
   1-A2     $ 24,900,000      [ ]%         2.99/2.99          28-49/28-49       13.45%    14.70%       11/2036        Aaa/AAA/AAA
   1-A3     $  9,995,000      [ ]%         4.72/4.72          49-67/49-67       13.45%    14.70%       11/2036        Aaa/AAA/AAA
   1-A4     $ 12,915,000      [ ]%         7.92/9.61        67-107/67-209       13.45%    14.70%       11/2036        Aaa/AAA/AAA
  1-A5(7)   $ 12,915,000      [ ]%         6.41/6.50        37-107/37-207       13.45%    14.70%       11/2036        Aaa/AAA/AAA
   2-A1     $ 51,927,000    1mL+[ ]%       1.00/1.00           1-28/1-28        13.45%    14.70%       11/2036        Aaa/AAA/AAA
   2-A2     $ 19,765,000    1mL+[ ]%       3.00/3.00          28-49/28-49       13.45%    14.70%       11/2036        Aaa/AAA/AAA
   2-A3     $ 29,102,000    1mL+[ ]%       6.80/7.70        49-107/49-232       13.45%    14.70%       11/2036        Aaa/AAA/AAA
   2-A4     $100,794,000    1mL+[ ]%       3.06/3.33          1-107/1-232       13.45%    14.70%       11/2036        Aaa/AAA/AAA
    M-1     $ 19,871,000    1mL+[ ]%       5.95/6.57        37-107/37-232        8.25%     9.50%       11/2036         Aa2/AA/AA
    M-2     $  5,541,000    1mL+[ ]%       5.95/6.57        37-107/37-232        6.80%     8.05%       11/2036        Aa3/AA-/AA-
    M-3     $  9,745,000    1mL+[ ]%       5.95/6.57        37-107/37-232        4.25%     5.50%       11/2036          A2/A/A
    M-4     $  4,395,000    1mL+[ ]%       5.95/6.57        37-107/37-232        3.10%     4.35%       11/2036         A3/A-/A-
    B-1     $  3,821,000    1mL+[ ]%       5.95/6.57        37-107/37-232        2.10%     3.35%       11/2036      Baa1/BBB+/BBB+
    B-2     $  3,139,000    1mL+[ ]%       5.95/6.57        37-107/37-232        1.28%     2.53%       11/2036       Baa2/BBB/BBB
    B-3     $  3,371,000    1mL+[ ]%       5.95/6.57        37-107/37-232        0.40%     1.65%       11/2036      Baa3/BBB-/BBB-
  X(8)(9)                                                 Not Offered Hereby                                              NR
 P(8)(10)                                                 Not Offered Hereby                                              NR
 R(8)(11)                                                 Not Offered Hereby                                              NR
RL(8)(11)                                                 Not Offered Hereby                                              NR

(1) Each class of Offered Certificates, other than the Class A-IO Certificates, is subject to the applicable Available Funds Cap, as described on page 17. The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised. The spread on the Pool 2 Senior Certificates, Class M and B Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date. The Class A-IO Certificates will have a coupon as described on pages 22 and 23.

(2) The weighted average lives ("WAL") and Payment Window assume prepayments occur at 21% CPR and the certificates pay on the 28th of each month beginning in November 2006. The WAL to Call assumes the 10% Optional Call is exercised on the first eligible Distribution Date. The payment window for the Class A-IO represents distributions of interest only.

(3) Initial credit support ("C/E") for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the initial O/C amount. The initial O/C amount on the Closing Date will equal 0.40% of the Cut-Off Date collateral balance. Rating levels are subject to final approval.

(4) Assumes Initial O/C of 0.40% has been built to reach the O/C Target. The O/C Target is 1.65% of Cut-Off Date collateral balance.

(5)  Ratings are subject to final rating agency approval.

(6) The Class A-IO Certificates will be entitled to receive payments of interest only based on a variable rate and notional amount. The class notional amount of the Class A-IO Certificates for each Distribution Date up to the Distribution Date in April 2009 will equal the sum of the Component Notional Amounts of the A-IO(1) and A-IO(2) Components for such date and thereafter will equal zero, as described on pages 21 and22.

(7) The Class 1-A5 Certificates (the "Non-Accelerating Senior") will not receive accelerated payments of principal to the same extent as the other senior certificates because principal distributions with respect to this class will not be made until the Distribution Date in November 2009, unless the other Pool 1 Senior Certificates have been retired.

(8)  The Class X, P, R and RL Certificates are not offered hereby.

(9) The Class X Certificates represent the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of principal and interest in respect of the Offered Certificates and the Class P Certificates, as described herein.

(10) The Class P Certificates are entitled to all prepayment penalty distributions.

(11) The Class R and RL Certificates are non-economic REMIC tax residuals.

(12) The legal final maturity date was determined to occur in the calendar month that is 30 years following the closing date for each class of Offered Certificates except the Class A-IO Certificates. The legal final maturity date for the Class A-IO Certificates is the 30th Distribution Date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citygroup LOGO]

DEAL OVERVIEW

          o Bayview Financial Mortgage Pass-Through Trust 2006-C Mortgage Pass-Through Certificates, Series 2006-C is a term mortgage-backed securitization. On the Closing Date, the Trustee will issue REMIC Certificates. The mortgage loans will have been sold by Bayview Financial, L.P. and Bayview Financial Property Trust II (each a "Seller") to Bayview Financial Securities Company, LLC (the "Depositor"). The Depositor will sell the mortgage loans and other assets to the Trustee.

          o Certificates will represent ownership interests in the assets of the trust fund, which will consist primarily of fixed and adjustable rate, first lien, fully amortizing and balloon, residential, multifamily, commercial and mixed use mortgage loans, as described in detail on page 41.

          o The rate type of the mortgage loans to be included in the trust fund will be comprised of approximately (i) 41.75% ($159,560,744) fixed-rate mortgage loans ("Fixed") and (ii) 58.25% ($222,576,833) adjustable-rate mortgage loans ("ARMs"). The aggregate stated principal balance as of mortgage loans as of the Statistical Calculation Date is $382,137,577.

          o The mortgage loans to be included in the trust fund will be divided into two pools ("Pool 1" and "Pool 2", each a "Mortgage Pool"). Pool 1 will represent approximately 39.05% of the mortgage loans and Pool 2 will represent approximately 60.95% of the mortgage loans. Below are the criteria for each mortgage loan
               Pool:

                    POOL 1 will consist of: (i) fixed-rate mortgage loans with gross rates greater than 5.80% and (ii) any adjustable-rate mortgage loan with a months-to-roll greater than sixty months as of each loan's as of date (approximately 5.32% of the pool 1 mortgage loans); and

                    POOL 2 will consist of: (i) adjustable-rate mortgage loans with a months-to-roll less than or equal to sixty months as of each loan's as of date and (ii) any fixed-rate mortgage loan with a gross rate less than or equal to 5.80% (approximately 7.85% of the pool 2 mortgage loans).

          o Distributions of interest and principal on the Senior Certificates identified with a "1-" in their class designation will be primarily based on collections from the Pool 1 mortgage loans.

          o Distributions of interest and principal on the Senior Certificates identified with a "2-" in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

          o Distributions on the Class A-IO Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 (the "Subordinate Certificates") will be will be based on collections from both mortgage pools.

          o Limited Cross-Collateralization: If the Senior Certificates relating to one Mortgage Pool have been retired, then principal payments on the mortgage loans in that Mortgage Pool will be distributed to the remaining Senior Certificates relating to the other Mortgage Pool, if any, before being distributed to the Subordinate Certificates.

          o The trust will feature a 10% Optional Call (deal clean up call). There will not be a 35% auction call.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

OFFERED CERTIFICATES

          o    The Trustee will issue five classes of fixed rate Certificates:
               Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 (the "Fixed-Rate Certificates" or the "Pool 1 Senior Certificates"). In addition to the Fixed-Rate Certificates, the trust will issue eleven classes of one-month LIBOR floating rate
               Certificates: Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 (the "LIBOR Certificates"). The Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 (the "Senior LIBOR Certificates" or the "Pool 2 Senior Certificates"), along with the Fixed-Rate Certificates, will be the "Class A Certificates".

          o In addition to the Fixed-Rate and the LIBOR Certificates, the Trustee will issue one interest-only class, the "Class A-IO" Certificates. The Class A-IO is a 30-month scheduled interest-only certificate that will not have a class principal balance and will not be entitled to payments of principal. Interest will accrue on the Class A-IO based on a variable notional amount comprised of two components "A-IO(1)" and "A-IO(2)" that will accrue interest based on variable interest rates, as described herein. The Class X, Class R and Class RL Certificates are residual classes. The Class X Certificates will be entitled to releases of excess interest, as described below under Interest Payment Priority and Supplemental Interest Trust Payment Priority and the Class R and Class RL Certificates represent the REMIC tax residuals.

          o The Class P Certificates are entitled to all prepayment penalty distributions.

          o The Class A-IO and Class A Certificates are collectively the "Senior Certificates". The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates are collectively, the "Subordinate Certificates". The Class A-IO, Class A and Subordinate Certificates are the "Offered Certificates". The Class X, Class P, Class R and Class RL Certificates will not be offered for sale.

          o In addition to the mortgage loans, the assets of the trust fund will include an interest rate cap agreement pursuant to a 10-year schedule whereby the cap provider will be required to make monthly payments to the trust from November 2006 through October 2016 if one-month LIBOR moves above certain specified strike rates, as described on page 20. The interest rate cap agreement is intended to partially mitigate the amount of basis risk shortfalls experienced by the Fixed-Rate and LIBOR Certificates due to the application of the applicable Available Funds Cap.

          o Each class of Offered Certificates will represent an undivided beneficial ownership interest in the Supplemental Interest Trust. The Supplemental Interest Trust will hold an interest rate swap agreement pursuant to a 4-year schedule for the benefit of the Certificateholders. The Trustee, on behalf of the Supplemental Interest Trust, will enter into an interest rate swap agreement with BNP Paribas, as Swap Counterparty. Under the interest rate swap agreement, one business day prior to each Distribution Date, beginning in November 2006 and ending in October 2010, the Supplemental Interest Trust will be obligated to make payments to the Swap Counterparty if one month LIBOR (as determined under the interest rate swap agreement) is less than 5.105%, and the Swap Counterparty will be obligated to make payments to the Supplemental Interest Trust if one month LIBOR is greater than 5.105%, in each case calculated on the Swap Notional Amount for such Distribution Date, as described on page 21.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CREDIT ENHANCEMENT

          o Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization,
               (3) Reserve Fund and (4) Subordination. Initial Excess Interest is described on page 40.

          o Realized Losses on the Mortgage Loans will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

STRUCTURE

     PRINCIPAL

          o Subordinate Certificates will be locked-out from distributions of principal for the earlier of (1) the first three years and (2) when the Class A Certificates have been reduced to zero. o On or after the Stepdown Date, provided a Trigger Event (as described on page 14) is not in effect, principal will be distributed to the Class A and Subordinate Certificates pro rata, as described on pages 28 through 30 in reduction of their respective Class principal balances to the Targeted Overcollateralization Amount for that Distribution Date until reduced to zero.

     INTEREST

          o Each class of Pool 1 Senior Certificates will accrue interest at a fixed rate, subject to the Pool 1 Senior Available Funds Cap. Each class of Pool 2 Senior Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Pool 2 Senior Available Funds Cap.

          o Each class of Subordinate Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Subordinate Available Funds Cap.

          o The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

          o The spread on the Pool 2 Senior Certificates, Class M and B Certificates (i.e.: the LIBOR Certificates) will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

          o Basis risk shortfalls will be paid on future Distribution Dates with interest on unpaid interest, to the extent of funds available.

                   SUBORDINATION OF CLASS M AND B CERTIFICATES

                                        ---------------------------------
                           Priority of      CLASS A-IO AND CLASS A(1)        Order of Loss
                           Payment      Initial Enhancement Pct. (13.45%)    Allocation
                                        ---------------------------------
THE INITIAL ENHANCEMENT         |                   CLASS M-1                /|\
PERCENTAGE IS THE               |       Initial Enhancement Pct. (8.25%)      |
ENHANCEMENT PERCENTAGE          |       ---------------------------------     |
(AS DEFINED ON 13),             |                   CLASS M-2                 |
WHICH INCLUDES THE              |       Initial Enhancement Pct. (6.80%)      |
INITIAL O/C AMOUNT              |       ---------------------------------     |
OF APPROXIMATELY                |                   CLASS M-3                 |   CLASSES M-1, M-2, M-3, M-4, B-1,
$1,514,577.32                   |       Initial Enhancement Pct. (4.25%)      |   B-2 AND B-3 ARE SUBJECT TO A
OR 0.40% OF THE                 |       ---------------------------------     |   LOCK-OUT PERIOD UNTIL THE
CUT-OFF DATE                    |                   CLASS M-4                 |   STEPDOWN DATE WITH RESPECT TO
BALANCE.                        |       Initial Enhancement Pct. (3.10%)      |   PRINCIPAL PAYMENTS.
                                |       ---------------------------------     |
ON OR AFTER THE                 |                   CLASS B-1                 |
STEPDOWN DATE (PROVIDED         |       Initial Enhancement Pct. (2.10%)      |
A TRIGGER EVENT IS              |       ---------------------------------     |
NOT IN EFFECT) O/C              |                   CLASS B-2                 |
WILL STEP-DOWN TO               |       Initial Enhancement Pct. (1.28%)      |
2X TARGET O/C                   |       ---------------------------------     |
(1.65% OF CURRENT               |                   CLASS B-3                 |
COLLATERAL BALANCE),           \|/      Initial Enhancement Pct. (0.40%)      |
SUBJECT TO AN O/C FLOOR                 ---------------------------------
OF 0.50% OF THE CUT-OFF                 ---------------------------------
DATE COLLATERAL BALANCE.                      OVERCOLLATERALIZATION
                                            Initial upfront ([0.40%])
                                                Target ([1.65%])
                                        ---------------------------------

(1) The Interest-Only Class (Class A-IO) is not entitled to distributions of principal. Class A-IO and Class A Certificates share preferential right to receive interest over the Subordinate Certificates as described under "Interest Payment Priority" below.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

SUMMARY OF TERMS

ISSUING ENTITY:                  Bayview Financial Mortgage Pass-Through Trust
                                 2006-C

SELLER:                          Bayview Financial, L.P. or BFLP

RECENT DEVELOPMENTS:             The staff of the Securities and Exchange
                                 Commission (the "Commission") has commenced an inquiry with respect to BFLP and has requested documents and information relating to BFLP's securitization business, including documents showing any alteration of data with respect to loans acquired, owned, serviced or securitized by BFLP, as well as any information related to any reported act of fraud. There can be no assurance as to the scope or duration of the inquiry, whether it relates only to the matters described below, or what the result of the inquiry may be, or as to whether a formal investigation will be commenced by the Commission at some date in the future.

                                 In March of 2006, the senior executives of the company became aware that a highly placed employee of BFLP had, over a period of years, altered credit-related data with respect to a portion of acquired mortgage loans. This individual, whose employment has since been terminated, was a senior salesperson, a managing director and a limited partner of BFLP, and was also the head of BFLP's residential mortgage loan acquisition business.

                                 This unauthorized alteration of loan-level information involved almost exclusively residential mortgage loans. The data alteration primarily involved falsely increasing borrower credit scores, but also included in some cases changes to property type or occupancy codes and, in fewer cases, other variables.

                                 Prospective investors are encouraged to read the discussion under "Recent Developments" in the Prospectus Supplement.

OFFERED CERTIFICATES:            Class A-IO, 1-A1, 1-A2, 1-A3, 1-A4, 1-A5, 2-A1,
                                 2-A2, 2-A3, 2-A4, M-1, M-2, M-3, M-4, B-1, B-2
                                 and B-3 Certificates are the "Offered
                                 Certificates". In addition to the Offered
                                 Certificates, the trust fund will issue the Class X, Class P, Class R and Class RL
                                 Certificates.

                                 Senior Certificates:          Class A-IO and Class A Certificates.
                                 Subordinate Certificates:     Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class
                                                               B-2 and Class B-3 Certificates.
                                 Fixed-Rate Certificates:      Class 1-A1, 1-A2, 1-A3, 1-A4 and 1-A5 Certificates.
                                 Non-Accelerated Senior:       Class 1-A5 Certificates.
                                 LIBOR Certificates:           Class 2-A1, 2-A2, 2-A3, Class 2-A4 and the Subordinate
                                                               Certificates.
                                 Interest-Only Certificates:   Class A-IO Certificates.
                                 Senior LIBOR Certificates:    Class 2-A1, 2-A2, 2-A3 and 2-A4 Certificates.

LEAD UNDERWRITER:                Citigroup Global Markets Inc.

CO-UNDERWRITERS:                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated and J.P. Morgan Securities Inc.

REVOLVING TRUST SELLER:          Bayview Financial Property Trust II

DEPOSITOR:                       Bayview Financial Securities Company, LLC

TRUSTEE:                         U.S. Bank National Association

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

MASTER SERVICER:                 Wells Fargo Bank, N.A. (the "Master Servicer")

SERVICERS:                       M & T Mortgage Corporation, Bayview Loan
                                 Servicing, LLC, and others to be determined.

SERVICING ADVANCES:              The Servicers are required under the servicing
                                 agreements to advance delinquent payments of principal and interest on all Mortgage Loans in the trust, to the extent that such advances are expected to be ultimately recoverable from the related Mortgage Loan.

CUSTODIAN:                       U.S. Bank National Association

CAP COUNTERPARTY:                BNP Paribas

SWAP COUNTERPARTY:               BNP Paribas

STATISTICAL CALCULATION DATE:    October 1, 2006

CUT-OFF DATE:                    October 1, 2006

EXPECTED PRICING DATE:           On or about November 13, 2006

EXPECTED CLOSING DATE:           On or about November 17, 2006

PRICING PREPAYMENT SPEED:        21% constant prepayment rate ("CPR").

DISTRIBUTION DATE:               28th day of each month (or the next business
                                 day), commencing in November 2006.

NET MORTGAGE RATE:               The Net Mortgage Rate with respect to each
                                 Mortgage Loan will equal the Mortgage Rate thereon, minus the Aggregate Fee.

SERVICING FEE:                   Approximately 0.48903% per annum on the
                                 aggregate principal balance of the mortgage loans, payable monthly.

MASTER SERVICING FEE:            0.0150% per annum of the collateral balance

TRUSTEE FEE:                     0.0050% per annum of the collateral balance

CUSTODIAN FEE:                   0.0025% per annum of the collateral balance

AGGREGATE FEE:                   The "Aggregate Fee" for each Mortgage Loan is
                                 the sum of the applicable Servicing Fee, the Master Servicing Fee, the Trustee Fee, the
                                 Custodian Fee and the premium rate of any lender-paid primary mortgage insurance (if any).

RECORD DATE:                     The "Record Date" for each of the Fixed-Rate
                                 Certificates for any Distribution Date will be the last Business Day of the month immediately preceding the month in which such Distribution
                                 Date occurs. The "Record Date" for the Class
                                 A-IO and the LIBOR Certificates for any
                                 Distribution Date will be the close of business on the Business Day immediately preceding such Distribution Date. In the case of the first
                                 Distribution Date the Record Date will be the Closing Date for all Offered Certificates.

DAY COUNT:                       Interest will accrue on the LIBOR Certificates
                                 on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period;
                                 interest will accrue on the Fixed-Rate
                                 Certificates and the Class A-IO Certificates on the basis of a 360-day year consisting of twelve 30-day months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

DELAY DAYS:                      0 days for the Class A-IO and LIBOR
                                 Certificates, 27 days for the Fixed-Rate
                                 Certificates

ACCRUAL PERIOD:                  Interest on the Class A-IO and LIBOR
                                 Certificates accrues from the last Distribution
                                 Date (or in the case of the first Distribution
                                 Date, the Closing Date) through the day
                                 preceding the current Distribution Date.
                                 Interest on the Fixed-Rate Certificates will accrue for each Distribution Date for the period consisting of the calendar month immediately preceding such Distribution Date.

ACCRUED INTEREST:                The Class A-IO and LIBOR Certificates will
                                 settle flat. The Fixed-Rate Certificates will settle with 46 days of accrued interest.

DUE PERIOD:                      With respect to any Distribution Date is the
                                 one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

PREPAYMENT PERIOD:               With respect to any Distribution Date is the
                                 immediately preceding calendar month (or, in certain cases, such other period as is specified in the applicable servicing agreement).

LIBOR INDEX:                     LIBOR will be determined on the second business
                                 day immediately prior to the commencement of the applicable Accrual Period. The LIBOR rate will be equal to the rate for one month United
                                 States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 AM,
                                 London time, on such LIBOR determination date.

REGISTRATION:                    The Offered Certificates will be available in
                                 book-entry form through DTC.

MINIMUM DENOMINATIONS:           LIBOR and Fixed-Rate Certificates: Minimum of
                                 $100,000, and multiples of $1 in excess
                                 thereof. Class A-IO Certificates: Minimum of
                                 $1,000,000 and multiples of $1 in excess thereof.

CLEARING:                        DTC, Euroclear or Clearstream

SMMEA ELIGIBILITY:               The offered Certificates will not be
                                 "mortgage-related securities" for purposes of
                                 SMMEA.

ERISA  ELIGIBILITY:              As of the Closing Date, the Senior Certificates
                                 will be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions, including, during the term of the Supplemental Interest
                                 Trust, satisfaction of the requirements of an investor based or statutory exemption.
                                 Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                 Plan's acquisition and ownership of such Certificates. The Subordinate Certificates may only be purchased by plan investors that are certain types of insurance company general accounts.

TAX STATUS:                      For federal income tax purposes, multiple
                                 elections will be made to treat specified portions of the Trust Fund as "real estate mortgage investment conduits" (each, a
                                 "REMIC").

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

10% OPTIONAL CALL:               On the first Distribution Date after the
                                 current collateral balance is less than 10% of the Cut-Off Date collateral balance (the
                                 "Optional Call Date"), the Master Servicer will, as provided in the Pooling and Servicing
                                 Agreement, have the option to purchase the Mortgage Loans and all other property of the Trust Fund at a price equal to the sum of (a) the greater of (1) the aggregate unpaid principal balance of the Mortgage Loans and (2) the fair market value of the Mortgage Loans without regard to accrued interest, (b) interest accrued and unpaid on the Mortgage
                                 Loans, (c) any unpaid servicing advances with respect to the Mortgage Loans, (d) the fair market value of all other property of the Trust
                                 Fund and (e) any swap termination payment owed to the Swap Counterparty still unpaid or due as a result of the exercise of the 10% Optional
                                 Call. On the Optional Call Date, 100% of the holders of the Class X Certificates have the right to direct the Master Servicer to exercise the 10% Optional Call and the obligation to purchase the Mortgage Loans and all other property of the Trust Fund from the Master
                                 Servicer. The Master Servicer may only exercise the 10% Optional Call on its own behalf if the holders of the Class X Certificates do not direct the Master Servicer to exercise the 10%
                                 Optional Call on their behalf.

COUPON STEP UP:                  The margin on the LIBOR CERTIFICATES will
                                 increase to 1.5x their margin on each
                                 Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

                                 The coupon on the POOL 1 SENIOR CERTIFICATES will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

MORTGAGE LOANS:                  The mortgage loans included in the trust fund
                                 will consist of fixed-rate and adjustable-rate, first-lien, mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the STATISTICAL CALCULATION DATE of $382,137,577.32.

                                      o    $159,560,744.14 principal balance of
                                           fixed-rate mortgage loans (41.75%).

                                      o    $222,576,833.18 principal balance of
                                           adjustable-rate mortgage loans
                                           (58.25%).

                                 Approximately 3.47% of the aggregate principal balance of the mortgage loans as of the Statistical Calculation Date will be covered by primary mortgage insurance.

                                 The mortgage loans will be divided into two pools ("POOL 1" and "POOL 2"). Pool 1 will consist of (i) fixed-rate mortgage loans with gross rates greater than 5.80% and (ii) any adjustable rate mortgage loan with a months-to-roll greater than sixty months as of each loan's as of date (the "Pool 1 Mortgage Loans"). Pool 2 will consist of (i) adjustable-rate mortgage loans with a months-to-roll less than or equal to sixty months and (ii) any fixed rate mortgage loan with a gross rate less than or equal to 5.80% (the "Pool 2 Mortgage Loans").

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CREDIT ENHANCEMENTS:

                                      1.   Excess interest

                                      2.   Overcollateralization ("O/C")

                                      3.   Reserve Fund

                                      4.   Subordination

EXCESS INTEREST:                 The mortgage loans included in the trust fund
                                 will accrue interest each month which, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the certificates and the Aggregate Fees and expenses of the trust fund.

                                 This "Excess Interest" received on the mortgage loans each month, together with (1) any available amounts under the interest rate cap agreement and (2) any Net Swap Payments owed to the Supplemental Interest Trust under the swap agreement, and not otherwise allocated, will be available to absorb realized losses on the mortgage loans. In addition, this "Excess Interest" received on the mortgage loans each month will be available to increase and maintain O/C to required levels.

                                 To the extent that a Net Swap Payment for such Distribution Date is owed to the Swap Counterparty, Excess Interest will be diminished by such amount for such Distribution Date.

                                 For every Distribution Date, Excess Interest will be applied as principal on each Distribution Date in reduction of the Class Principal Balances of the Fixed-Rate and LIBOR Certificates to build and maintain the O/C Amount, as described herein. The amount of Excess Interest will vary over time based on the prepayment and default experience of the Mortgage Loans, whether the Servicer advances on delinquent Mortgage Loans (including any Mortgage Loans that become non-performing Mortgage Loans), and variations in the underlying indices on the adjustable rate Mortgage Loans.

EXCESS CASHFLOW:                 On each Distribution Date, the sum of (1)
                                 Excess Interest, (2) the Overcollateralization
                                 Release Amount and (3) any amounts remaining after distribution of the Principal
                                 Distribution Amount for each Mortgage Pool.

OVERCOLLATERALIZATION:           On the Closing Date, the total principal
                                 balance of the mortgage loans is expected to exceed the total principal balance of the Fixed-Rate and LIBOR Certificates by approximately $1,514,577.32 or approximately
                                 0.40% of the Cut-Off Date collateral balance.
                                 This condition is referred to as
                                 "Overcollateralization" or "O/C".

                                 Excess Interest will be used to reduce the principal balances of the Offered Certificates in order to reduce the total principal balance of the Offered Certificates to the Target O/C Amount, as described below.

TARGET O/C AMOUNT:               The "Target O/C Amount" or "O/C Target" with
                                 respect to any Distribution Date prior to the Stepdown Date is equal to 1.65% of the Cut-Off
                                 Date collateral balance. On or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, the O/C
                                 Target is equal to the greater of (i) 3.30% of the then current collateral balance and (ii)
                                 0.50% of the Cut-Off Date collateral balance
                                 (the "OC Floor"). FOR ANY DISTRIBUTION DATE ON
                                 OR AFTER THE STEPDOWN DATE AND FOR WHICH A
                                 TRIGGER EVENT IS IN EFFECT, THE O/C TARGET WILL
                                 BE EQUAL TO THE O/C TARGET FOR THE IMMEDIATELY
                                 PRECEDING DISTRIBUTION DATE.

O/C RELEASE AMOUNT:              The O/C Release Amount with respect to any
                                 Distribution Date will be equal to the lesser of (x) the Principal Remittance Amount for both
                                 Mortgage Pools for such Distribution Date and
                                 (y) the amount, if any, by which (i) the O/C
                                 Amount for such date, assuming that 100% of the Principal Remittance Amount for both Mortgage
                                 Pools for such date is applied on such date to distribution of principal on the Fixed-Rate and LIBOR Certificates, exceeds (ii) the Target O/C
                                 Amount for such date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

O/C AMOUNT:                      The O/C Amount with respect to any Distribution
                                 Date will be equal to the amount, if any, by which (x) the collateral balance for such date exceeds (y) the aggregate Class Principal
                                 Balance of the Fixed-Rate and LIBOR
                                 Certificates after giving effect to
                                 distributions on such Distribution Date.

TRIGGER EVENT:                   A "Trigger Event" will be in effect for any
                                 Distribution Date if ANY of the following 3 events (each as described below) has occurred with respect to that Distribution Date:

                                      1.   Delinquency Event;

                                      2.   Cumulative Loss Trigger Event; or

                                      3.   Subordination Trigger Event.

DELINQUENCY EVENT:               A "Delinquency Event" will have occurred with
                                 respect to any Distribution Date if the Rolling
                                 Three Month Delinquency Rate as of the last day of the immediately preceding calendar month exceeds [11.00%].

DELINQUENCY RATE:                For any calendar month, a fraction, expressed
                                 as a percentage, the numerator of which is the aggregate principal balance of all Mortgage
                                 Loans 60 or more days delinquent (including foreclosures, loans subject to bankruptcy proceeds and REO properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

ROLLING THREE MONTH
DELINQUENCY RATE:                With respect to any Distribution Date, the
                                 average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding calendar months.

CUMULATIVE LOSS TRIGGER EVENT:   A "Cumulative Loss Trigger Event" will have
                                 occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (1) the total amount of cumulative realized losses incurred on the mortgage loans from the Cut-Off Date through the last day of the related Due Period by (2) the Cut-Off Date Balance, exceeds the applicable percentages set forth below for that Distribution Date:

                                          DISTRIBUTION DATE                     LOSS PERCENTAGE
                                 ----------------------------------   ---------------------------------
                                 NOVEMBER 2009 THROUGH OCTOBER 2010    [1.70% for the first month, plus
                                   (Distribution Dates 37 to 48)      an additional 1/12th of 1.05% for
                                                                           each month thereafter].

                                 NOVEMBER 2010 THROUGH OCTOBER 2011    [2.75% for the first month, plus
                                   (Distribution Dates 49 to 60)      an additional 1/12th of 0.36% for
                                                                           each month thereafter.]

                                 NOVEMBER 2011 THROUGH OCTOBER 2012    [3.11% for the first month, plus
                                   (Distribution Dates 61 to 72)      an additional 1/12th of 0.14% for
                                                                           each month thereafter.]

                                   NOVEMBER 2012, AND THEREAFTER                   [3.25%]
                                      (Distribution Dates 73+)

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

SUBORDINATION TRIGGER EVENT:     A "Subordination Trigger Event" will have
                                 occurred with respect to any Distribution Date if the Enhancement Percentage for any class of Certificates becomes less than the applicable percentage set forth below:

                                                      ENHANCEMENT
                                              CLASS      PCT (%)
                                              -----   ------------
                                                A        29.41%
                                               M-1       19.01%
                                               M-2       16.11%
                                               M-3       11.01%
                                               M-4        8.71%
                                               B-1        6.71%
                                               B-2        5.06%
                                               B-3        3.30%

ENHANCEMENT PERCENTAGE:          The "Enhancement Percentage" for each class of
                                 Fixed-Rate and LIBOR Certificates for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of (1) the total Class
                                 Principal Balance of the Subordinate
                                 Certificates that are lower in priority of distribution than that class after giving effect to application of the Principal
                                 Distribution Amount for each Mortgage Pool for such Distribution Date, (2) the O/C Amount
                                 (which will generally not be less than zero and will be calculated on the basis of the assumption that the Principal Distribution
                                 Amount for each Mortgage Pool has been
                                 distributed on that Distribution Date and no Trigger Event has occurred), and (3) amounts on deposit in the Reserve Fund after giving effect to withdrawals therefrom on that date, and the denominator of which is the aggregate principal balance of the mortgage loans.

STEPDOWN DATE:                   The "Stepdown Date"  is the LATEST to occur of:

                                      1.   the Distribution Date in November
                                           2009 (37th Distribution Date);

                                      2.   the first Distribution Date on which
                                           the aggregate principal balance is
                                           less than or equal to 50.00% of the
                                           Cut-off Date collateral balance; and

                                      3.   the Enhancement Percentage for each
                                           class of Certificates equals or
                                           exceeds 200% the applicable target
                                           enhancement percentage set forth
                                           below:

                                                       TARGET        200% TARGET
                                                   ENHANCEMENT (1)   ENHANCEMENT
                                           CLASS       PCT (%)         PCT (%)
                                           -----   ---------------   -----------
                                             A          14.70%          29.41%
                                            M-1          9.50%          19.01%
                                            M-2          8.05%          16.11%
                                            M-3          5.50%          11.01%
                                            M-4          4.35%           8.71%
                                            B-1          3.35%           6.71%
                                            B-2          2.53%           5.06%
                                            B-3          1.65%           3.30%

                                      (1)  As described under "Targeted C/E" on
                                           page 4, which assumes O/C has built
                                           to the O/C Target of 1.65% of the
                                           Cut-Off Date collateral balance.
                                           Initial credit support for a class
                                           equals (i) the percentage of the
                                           certificates (as a product of the
                                           mortgage loan balance) subordinate to
                                           such class plus (ii) the O/C Target.
                                           The O/C amount on the Closing Date
                                           will equal approximately 0.40% of the
                                           Cut-Off Date collateral balance.

RESERVE FUND REQUIREMENT:        The Reserve Fund Requirement for any
                                 Distribution Date will be an amount equal to the greater of (1) zero and (2) the Target O/C
                                 Amount for that date minus the O/C Amount for that date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

RESERVE FUND:                    A Reserve Fund will be created for the benefit
                                 of the Fixed-Rate and LIBOR Certificateholders.
                                 The source of funds on deposit in the Reserve
                                 Fund will be limited to (1) an initial deposit of $1,000 by the Seller, (2) Excess Cashflow that would otherwise be distributed to the Class X Certificateholder, (3) any amounts received under the Cap Agreement for the related Distribution Date and (4) and any remaining amounts on deposit in the Supplemental Interest Trust Account as described under "Supplemental Interest Trust
                                 Payment Priority" below.

                                 On a monthly basis, interest rate cap payments received under the Cap Agreement will be paid as follows:

                                 1. To pay any unpaid Carryforward Interest on the Fixed-Rate and LIBOR Certificates;

                                 2.   To pay any current period Realized Losses;

                                 3.   To pay any Basis Risk Shortfalls and
                                      Unpaid Basis Risk Shortfalls on the
                                      Fixed-Rate and LIBOR Certificates;

                                 4. To pay any Deferred Principal Amounts to the Subordinate Certificates;

                                 5.   To pay the Reserve Fund any remaining
                                      amounts up to the Reserve Fund
                                      Requirement, as defined below; and

                                 6. To pay any remaining amounts to the holder of the Class X Certificates.

                                 After the Distribution Date in October 2016
                                 (the 120th Distribution Date) the Cap Agreement will expire and the Reserve Fund will only be available to the Fixed-Rate and LIBOR Certificateholders to the extent there is a remaining balance in the Reserve Fund.

                                 On a monthly basis, amounts on deposit in the Reserve Fund will be available to absorb portfolio losses. The amount of losses on the mortgage loans to the extent these losses exceed (1) Excess Interest, (2) Overcollateralization, and (3) any amounts on deposit in Reserve Fund, will be applied to reduce the principal balance of the subordinate class of Offered Certificates still outstanding that has the lowest priority, until the principal balance of that class has been reduced to zero.

SUBORDINATION OF PAYMENTS:       Payments of interest and principal (as
                                 applicable) will be made to holders of each class of Offered Certificates before payments are made to the holders of the Class X, Class R and Class RL Certificates. In addition, Senior
                                 Certificates will have a payment priority as a group over other certificates. The Class M-1
                                 Certificates will have a payment priority over the Class M-2, Class M-3, Class M-4, Class B-1,
                                 Class B-2 and Class B-3 Certificates; the Class
                                 M-2 Certificates will have a payment priority over the Class M-3, Class M-4, Class B-1, Class
                                 B-2 and Class B-3 Certificates; the Class M-3
                                 Certificates will have a payment priority over the Class M-4, Class B-1, Class B-2 and Class
                                 B-3 Certificates; the Class M-4 Certificates will have a payment priority over the Class
                                 B-1, Class B-2 and Class B-3 Certificates; the
                                 Class B-1 Certificates will have a payment priority over the Class B-2 and Class B-3
                                 Certificates; and the Class B-2 Certificates will have a payment priority over the Class B-3
                                 Certificates. Each class of Offered
                                 Certificates will have a payment priority over the Class X, Class R and Class RL Certificates.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount for each
                                 Mortgage Pool with respect to any Distribution
                                 Date will be equal to the Principal Remittance
                                 Amount for such Mortgage Pool for such
                                 Distribution Date minus the O/C Release Amount attributable to such Mortgage Pool (determined on the basis of the Principal Remittance Amount for such Mortgage Pool), if any, for such date.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount for each
                                 Mortgage Pool with respect to any Distribution
                                 Date will be equal, in general, to the sum of
                                 (i) all principal collected (other than
                                 payaheads) or advanced or otherwise remitted in respect of Monthly Payments on the Mortgage
                                 Loans in such Mortgage Pool during the related
                                 Due Period, (ii) all prepayments in full or in part received during the applicable Prepayment
                                 Period, (iii) the portion of the purchase price allocable to principal of each Mortgage Loan that was purchased from such Mortgage Pool during the related Prepayment Period, (iv) the portion of any Substitution Amount paid with respect to any replaced Mortgage Loan in such Mortgage Pool allocable to principal paid during the related Prepayment Period, and (v) all Net Liquidation Proceeds and any other recoveries collected and remittances made during the related Prepayment Period with respect to the Mortgage Loans in such Mortgage
                                 Pool, to the extent allocable to principal, as reduced in each case, as provided in the Pooling and Servicing Agreement, by unreimbursed Advances with respect to the Mortgage Loans in such Mortgage Pool, to the extent allocable to principal and other amounts due to the Master Servicer, the Servicers or the Trustee and not reimbursed from the Interest Remittance Amount for such Mortgage
                                 Pool for such Distribution Date.

INTEREST REMITTANCE AMOUNT:      The Interest Remittance Amount for each
                                 Mortgage Pool for any Distribution Date will equal, in general, to the extent provided in the pooling and servicing agreement and the servicing agreements, (a) the sum of (1) all interest collected (other than payaheads) or advanced or otherwise remitted in respect of monthly payments on the Mortgage Loans in such Mortgage Pool during the related Due Period, less (x) the Master Servicing Fee, the applicable Servicing Fee and the rate of any lender-paid primary mortgage insurance (if any) and (y) unreimbursed advances and other amounts due to the Master Servicer, the Servicers or the Trustee (other than the Trustee Fee) for such Mortgage Loans, to the extent allocable to interest, (2) all compensating interest paid by the applicable Servicer with respect to the related Prepayment Period with respect to the Mortgage Loans in such Mortgage Pool, (3) the portion of the purchase price allocable to interest (less unreimbursed advances, to the extent allocable to interest, and other amounts due the Master Servicer, the Servicers or the Trustee, to the extent allocable to interest) of each Mortgage Loan that was purchased from such Mortgage Pool during the related
                                 Prepayment Period due to a breach of a
                                 representation or a warranty or a document defect, (4) the portion of any Substitution
                                 Amount paid with respect to the Mortgage Loans in such Mortgage Pool, during the related
                                 Prepayment Period allocable to interest, (5) all Net Liquidation Proceeds and any other recoveries collected and remittances made during the related prepayment period with respect to the Mortgage Loans in such Mortgage
                                 Pool, to the extent allocable to interest, less unreimbursed Advances, to the extent allocable to interest, and other amounts due to the Master Servicer, the Servicers or the Trustee allocable to such Mortgage Pool, and (6) certain other amounts as provided in the Pooling and Servicing Agreement, as reduced by
                                 (b) any other expenses reimbursable to the Trustee.

                                 Prepayment premiums and yield maintenance payments paid by borrowers will not be included in the Interest Remittance Amount and will not be available to pay interest on the Offered Certificates or be included in Excess Interest.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CURRENT INTEREST:                Current Interest for any class of Offered
                                 Certificates (other than the Class A-IO
                                 Certificates) and any component of the Class
                                 A-IO Certificates, for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the related Class
                                 Principal Balance or component Notional Amount.

CARRYFORWARD INTEREST:           Carryforward Interest with respect to each
                                 class of Offered Certificates (other than the Class A-IO Certificates) and any component of the Class A-IO Certificates will equal, with respect to any Distribution Date, the amount, if any, by which (i) the sum of (x) Current
                                 Interest for such class or component for the immediately preceding Distribution Date and (y) any unpaid Carryforward Interest from previous
                                 Distribution Dates exceeds (ii) the amount distributed in respect of interest on such class or component on such immediately preceding Distribution Date.

COMPENSATING INTEREST:           No servicer or other party to the transaction
                                 will be required to make any payment in respect of prepayment interest shortfalls with respect to prepayments in part. The servicers maintain the responsibility to make payments of Prepayment Interest Shortfalls for prepayment in full. Any such payment by a Servicer is referred to herein as "Compensating Interest" and is limited, in certain cases. Any prepayment interest shortfalls not covered by Compensating Interest ("Net Prepayment Interest
                                 Shortfalls") will reduce the Interest
                                 Remittance Amount available for distribution on the related Distribution Date.

POOL 1 SENIOR
AVAILABLE FUNDS CAP:             The "Pool 1 Senior Available Funds Cap,"
                                 expressed as a percentage, will equal, for any Distribution Date and the Fixed-Rate
                                 Certificates, (A)(1)(a) the total amount of interest collected or advanced for the related
                                 Due Period on all the Pool 1 Mortgage Loans at the applicable Net Mortgage Rates, minus (b) the sum of (x) any Net Swap Payment and any swap termination payment due to the Swap
                                 Counterparty (other than a swap termination payment due to a default on the part of the Swap Counterparty) to the extent not paid from collections on the Pool 2 Mortgage Loans and
                                 (y) the interest accrued on the Class A-IO(1)
                                 Component for such Distribution Date,
                                 multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior
                                 LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR
                                 Certificates immediately prior to that
                                 Distribution Date, divided by (3) the aggregate balance of the Fixed-Rate Certificates immediately prior to that Distribution Date, multiplied by (B) 12.

POOL 2 SENIOR
AVAILABLE FUNDS CAP:             The "Pool 2 Senior Available Funds Cap,"
                                 expressed as a percentage, will equal, for any Distribution Date and the Senior LIBOR
                                 Certificates, (A)(1)(a) the total amount of interest collected or advanced for the related
                                 Due Period on all the Pool 2 Mortgage Loans at the applicable Net Mortgage Rates, minus (b) the sum of (x) any Net Swap Payment and any swap termination payment due to the Swap
                                 Counterparty (other than a swap termination payment due to a default on the part of the Swap Counterparty) and (y) the interest accrued on the Class A-IO(2) Component, multiplied by
                                 (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Senior LIBOR
                                 Certificates immediately prior to that
                                 Distribution Date, multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

SUBORDINATE AVAILABLE
FUNDS CAP:                       The "Subordinate Available Funds Cap,"
                                 expressed as a percentage, will equal, for any Distribution Date and each class of Subordinate
                                 Certificates, (A)(1)(a) the total of interest collected or advanced for the related Due
                                 Period on all Mortgage Loans at the applicable
                                 Net Mortgage Rates minus (b) the sum of (x) any Net Swap Payment and any swap termination payment due to the Swap Counterparty (other than a swap termination payment due to a default on the part of the Swap Counterparty) and (y) the total of interest accrued for the related Accrual Period on the Senior
                                 Certificates (excluding any Basis Risk
                                 Shortfalls and Unpaid Basis Risk Shortfalls), divided by (2) the aggregate Class Principal
                                 Balance of the Class M-1, Class M-2, Class M-3,
                                 Class M-4, Class B-1, Class B-2 and Class B-3
                                 Certificates immediately prior to that
                                 Distribution Date multiplied by (B) the
                                 fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

BASIS RISK SHORTFALL:            To the extent that, for any Distribution Date,
                                 (a) the amount of interest payable to a class of certificates exceeds (b) the amount of interest accrued at its applicable Available
                                 Funds Cap (such excess, a "Basis Risk
                                 Shortfall"), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid
                                 Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate (calculated without regard to the applicable Available
                                 Funds Cap), before the Class X, Class R and
                                 Class RL Certificates are entitled to any distributions.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CAP AGREEMENT:                   The Fixed-Rate and LIBOR Certificate holders
                                 will benefit from a series of interest rate cap payments pursuant to a cap agreement (the "Cap
                                 Agreement"), which is intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on the Fixed-Rate and LIBOR Certificates and the weighted average coupon of the fixed rate Mortgage Loans.

                                 Cap Notional Balance

                                 On each Distribution Date, payments under the Cap Agreement will be made based upon a notional balance (the "Cap Notional Balance") equal to an amount initially equal to the sum of the aggregate principal balance of (i) approximately 18% of the Pool 1 Mortgage Loans,
                                 (ii) the Pool 2 Fixed-Rate Mortgage Loans and
                                 (iii) any Pool 2 Adjustable Rate Mortgage loan that as of the Cut-Off Date has a months to roll greater than or equal to five years (the "Long ARMs"), which will decline each month on the basis of assumed prepayments of principal at a rate no greater than 18% CPR and the assumption that no defaults or losses occur.

                                 The Cap Agreement will have a strike rate pursuant to the following 10-year schedule:

                                          DISTRIBUTION DATE           STRIKE RATE   CAP CEILING
                                 ----------------------------------   -----------   -----------
                                 NOVEMBER 2006 THROUGH OCTOBER 2009
                                    (Distribution Dates 1 to 36)          5.32%          N/A
                                 NOVEMBER 2009 THROUGH OCTOBER 2014
                                    (Distribution Dates 37 to 96)         7.32%        12.32%
                                 NOVEMBER 2014 THROUGH OCTOBER 2016
                                   (Distribution Dates 97 to 120)         9.32%        12.32%

                                 During the first three years following the Closing Date, the Offered Certificates will have some protection against any increases in LIBOR greater than the initial strike rate. Any movement in LIBOR between the initial strike rate + 2% will not be covered under the Cap Agreement after the 36th Distribution Date. Beginning on the 37th Distribution Date the Trust will have some protection for the next five years against any increases in LIBOR between the initial strike rate + 2% and the initial strike rate + 7%. This will represent a 500 basis point corridor of coverage. Any movement in LIBOR between the initial strike rate + 4% will not be covered under the Cap Agreement after the 96th Distribution Date. Beginning on the 97th Distribution Date the Trust will have some protection for the next two years against any increases in LIBOR between the initial strike rate + 4% and the initial strike rate + 7%. This will represent a 300 basis point corridor of coverage.

                                 After the 120th Distribution Date the Cap
                                 Agreement expires.

                                 Excess Cap Amount

                                 To the extent that the notional balance of the Cap Agreement exceeds the aggregate balance of the Fixed-Rate and LIBOR Certificates, the amount payable under the Cap Agreement in respect of such excess may not be available to the holders of the Offered Certificates.

SWAP AGREEMENT:                  Each class of Offered Certificates will
                                 represent an undivided beneficial ownership interest in the Supplemental Interest Trust.
                                 The Supplemental Interest Trust will hold an interest rate swap agreement pursuant to a 4-year schedule for the benefit of the Certificateholders. Amounts received under the
                                 Swap Agreement are intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on the Fixed-Rate and LIBOR Certificates and the weighted average coupon of the adjustable rate Mortgage Loans which are still in their respective initial fixed rate periods.

                                 The Swap Agreement will terminate immediately following the Distribution Date in October 2010 unless terminated earlier upon the occurrence of a swap default or swap early termination, each as defined in the pooling and servicing agreement ("PSA").

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

SWAP AGREEMENT (CONT.):          Under the Swap Agreement, one Business Day
                                 prior to each Distribution Date, commencing in November 2006 and ending in October 2010, the Trustee, on behalf of the Supplemental Interest
                                 Trust, will be obligated to pay to the Swap
                                 Counterparty a fixed amount of interest equal to the product of (a) 5.105% and (b)
                                 $63,500,000 (the "Swap Notional Amount"), calculated on the basis of a 360-day year consisting of twelve 30-day months, and the Swap Counterparty will be obligated to pay to the Trustee, on behalf of the Supplemental
                                 Interest Trust, a floating amount of interest equal to the product of (x) LIBOR (as determined pursuant to the Swap Agreement) and
                                 (y) the Swap Notional Amount, calculated on the basis of a 360 day year and the actual number of days elapsed in the applicable calculation period. A net swap payment will be required to be made for the related Distribution Date (each such net swap payment, a "Net Swap Payment") either (a) by the Supplemental Interest Trust to the Swap Counterparty, to the extent that the fixed amount exceeds the corresponding floating amount, or (b) by the Swap
                                 Counterparty to the Supplemental Interest
                                 Trust, to the extent that the floating amount exceeds the corresponding fixed amount.

NET SWAP PAYMENT:                A Net Swap Payment will be required to be made
                                 for the related Distribution Date either (a) by the Supplemental Interest Trust to the Swap
                                 Counterparty, to the extent that LIBOR for such Distribution Date is less than 5.105%, or (b) by the Swap Counterparty to the Supplemental
                                 Interest Trust, to the extent that LIBOR for such Distribution Date is in excess of 5.105%.

                                 To the extent that the Supplemental Interest
                                 Trust is a receiver of the Net Swap Payment for any Distribution Date, all proceeds will be paid out as illustrated in the Supplemental Interest Trust Payment Priority. To the extent that the Supplemental Interest Trust is a payer of the Net Swap Payment for any Distribution Date, all funds necessary to make the payment to the Swap Counterparty will be taken from first, interest collected or advanced and second, principal collected or advanced from the Mortgage Loans, thereby reducing amounts otherwise available to the Certificateholders.

SWAP NOTIONAL AMOUNT:            For each Distribution Date on or prior to the
                                 Distribution Date in October 2010, the Swap
                                 Notional Amount will be equal to $63,500,000.
                                 Following the Distribution Date in October 2010 the Swap Notional Amount will be equal to zero.

                                 Note: Prior to the Distribution Date in
                                       November 2010, to the extent that LIBOR
                                       relating to any such Distribution Date is less than 5.105%, a Net Swap Payment will become an obligation of the Supplemental Interest Trust to Swap Counterparty and will reduce amounts otherwise available to the Certificateholders, particularly the Pool 2 Senior Certificates and the Subordinate Certificates; as such, the Net Swap Payment, in each case for such Distribution Date, will reduce the Pool 2 Senior Available Funds Cap and Subordinate Available Funds Cap, as described on pages 17 and 18.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

INTEREST-ONLY CLASS:             The CLASS A-IO CERTIFICATES are "Interest-Only"
                                 Senior Certificates that accrue interest based on their component notional amounts ("Component
                                 Notional Amounts") as described below. The amount payable by the Trustee to the Class A-IO
                                 Certificates on any Distribution Date will REDUCE amounts that would otherwise be available for distribution to holders of the Class A and the Subordinate Certificates.

CLASS A-IO COMPONENTS:           Solely for the purpose of determining
                                 distributions of interest on the Class A-IO
                                 Certificates from each Mortgage Pool, the Class
                                 A-IO Certificates will be comprised of two components, the "A-IO(1) Component" relating to Pool 1 and the "A-IO(2) Component" relating to Pool 2. The "Class Notional Amount" of the
                                 Class A-IO Certificates as of any Distribution
                                 Date will equal the sum of the A-IO(1) and A-IO(2) Component Notional Amounts. On each
                                 Distribution Date occurring during the periods set forth below, the A-IO(1) Component and the A-IO(2) Component will have the following scheduled notional amounts and accrue interest at the following interest rates:

                         A-IO(1)                 A-IO(2)                       A-IO
                  ---------------------   ---------------------   -----------------------------
      Dist Date    Notional ($)    rate    notional ($)    rate    notional ($)   wtd. avg rate
     ----------   -------------   -----   -------------   -----   -------------   -------------
          1       12,248,201.63   1.887%  69,213,585.04   3.500%  81,461,786.67       3.257%
          2       11,629,581.32   2.067%  65,717,812.32   3.500%  77,347,393.64       3.285%
          3       11,042,190.46   2.143%  62,398,514.61   3.500%  73,440,705.07       3.296%
          4       10,484,339.66   1.850%  57,981,145.43   3.500%  68,465,485.09       3.247%
          5        9,954,609.05   2.314%  57,517,681.08   3.500%  67,472,290.13       3.325%
          6        9,451,581.43   1.322%  52,030,113.17   3.500%  61,481,694.60       3.165%
          7        8,973,790.46   1.552%  47,375,155.52   3.500%  56,348,945.98       3.190%
          8        8,519,771.89   1.477%  44,924,533.74   3.500%  53,444,305.63       3.178%
          9        8,088,655.58   1.152%  43,408,330.73   3.500%  51,496,986.31       3.131%
         10        7,679,278.87   1.439%  41,094,976.47   3.500%  48,774,255.34       3.176%
         11        7,290,528.42   1.541%  39,013,179.45   3.500%  46,303,707.87       3.192%
         12        6,921,368.48   1.450%  37,387,086.84   3.500%  44,308,455.32       3.180%
         13        6,570,821.80   2.815%  37,131,176.22   3.938%  43,701,998.02       3.769%
         14        6,195,067.11   2.084%  35,250,291.93   3.938%  41,445,359.04       3.661%
         15        5,755,381.26   1.120%  33,464,287.91   3.938%  39,219,669.17       3.524%
         16        5,346,841.21   2.914%  31,768,178.92   3.938%  37,115,020.13       3.790%
         17        4,967,244.43   1.890%  30,962,748.74   3.938%  35,929,993.17       3.655%
         18        4,614,543.91   3.211%  28,628,636.18   3.938%  33,243,180.09       3.837%
         19        4,286,837.24   3.150%  27,176,640.61   3.938%  31,463,477.85       3.831%
         20        3,982,356.30   2.300%  25,798,023.69   3.938%  29,780,379.99       3.719%
         21        3,699,457.90   3.950%  25,294,054.49   3.938%  28,993,512.39       3.940%
         22        3,436,614.93   4.714%  23,246,157.93   3.938%  26,682,772.86       4.038%
         23        3,192,408.15   4.817%  22,065,917.48   3.938%  25,258,325.63       4.049%
         24        2,965,518.58   4.922%  20,945,378.20   3.938%  23,910,896.78       4.060%
         25        2,754,720.47   4.540%  19,881,589.07   3.938%  22,636,309.54       4.011%
         26        2,558,874.69   5.139%  18,871,452.89   3.938%  21,430,327.58       4.081%
         27        2,376,922.61   5.176%  17,654,614.74   3.938%  20,031,537.35       4.085%
         28        2,207,880.42   5.175%  16,395,380.12   3.938%  18,603,260.54       4.085%
         29        2,050,833.88   5.544%  16,260,141.06   3.938%  18,310,974.94       4.118%
         30        1,904,933.38   5.172%  14,137,576.49   3.938%  16,042,509.87       4.085%
     thereafter        0.00        0.00%       0.00        0.00%       0.00            0.00%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CLASS A-IO NOTIONAL AMOUNT:      The class notional amount of the Class A-IO
                                 Certificates for each Distribution Date up to the Distribution Date in April 2009 will equal the sum of the Component Notional Amounts of the A-IO(1) and A-IO(2) Components for such date and thereafter will equal zero.

                                 The Component Notional Amount of the Class
                                 A-IO(1) Component will be equal to the lesser of (i) the Pool Balance for Pool 1 and (ii) the scheduled notional amount identified in the table above. The Component Notional Amount of the Class A-IO(2) Component will be equal to the lesser of (i) the Pool Balance for Pool 2 and (ii) the scheduled notional amount identified in the table above.

                                 The holder of a Class A-IO Certificate will not have a severable interest in any component, but rather will have an undivided interest in the entire related class. Any amount of interest distributed in respect of any component for a Class A-IO Certificate will be distributed proportionately to all holders of Certificates of such class.

INTEREST RATES:                  The "Interest Rate" for each class of
                                 Certificates (other than the Class X, Class P,
                                 Class R and Class RL Certificates) will be the applicable per annum rate as described on this and the following page under "Offered
                                 Certificate Interest Rates".

                                      o    The Class P Certificates will be
                                           entitled to any prepayment premiums
                                           paid by borrowers in connection with
                                           certain voluntary prepayments of
                                           mortgage loans, to the extent such
                                           prepayment fees are not payable to
                                           the related servicer as additional
                                           servicing compensation;

                                      o    The Class X Certificate represents
                                           the entitlement to certain remaining
                                           cash flows in respect of the mortgage
                                           loans following payment of interest
                                           and principal (where applicable) in
                                           respect of the Offered Certificates,
                                           the Class P Certificates and required
                                           deposits into the Reserve Account, as
                                           described herein.

OFFERED CERTIFICATE
INTEREST RATES:                  CLASS A-IO will bear interest at a per annum
                                 rate equal to the coupon as described on page
                                 21 under the Class A-IO Components; provided, however, that the coupon on the (A) Class
                                 A-IO(1) Component will be equal to the lesser of (1) its scheduled rate and (2) a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance
                                 Amount for the applicable Distribution Date and
                                 (y) 12, and the denominator of which is the A-IO(1) Component Notional Balance for that
                                 Distribution Date and (b) Class A-IO(2)
                                 Component will be the lesser of (1) its
                                 scheduled rate and (2) the Net WAC for pool 2, adjusted for any Net Swap Payments and any swap termination payment due to the Swap
                                 Counterparty (other than a swap termination payment due to a default on the part of the Swap Counterparty). The Class A-IO will bear interest based on the Component Notional
                                 Amounts of its two components as described above. FOLLOWING THE DISTRIBUTION DATE IN APRIL
                                 2009 (30TH DISTRIBUTION DATE) THE CLASS A-IO
                                 WILL NO LONGER BE ENTITLED TO DISTRIBUTIONS OF
                                 ANY KIND.

                                 CLASS 1-A1, 1-A2, 1-A3, 1-A4 AND 1-A5 will each bear interest at a rate equal to the lesser of
                                 (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, their respective per annum coupon, and for any Distribution Date thereafter, the stated coupon for such class plus 0.50% per annum, and (y) the Pool 1 Senior Available Funds Cap.

                                 CLASS 2-A1, 2-A2, 2-A3 AND 2-A4 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One-Month LIBOR plus the stated margin for such class, and for any Distribution Date thereafter, One-Month LIBOR plus 1.5x the stated margin for such class, and (y) the Pool 2 Senior Available Funds Cap.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

OFFERED CERTIFICATE
INTEREST RATES (CONT.):          CLASS M-1, M-2, M-3, M-4, B-1, B-2 AND B-3 will
                                 bear interest at a rate equal to the lesser of
                                 (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus the stated margin for such class, and for any Distribution Date thereafter, One Month LIBOR plus 1.5x the stated margin for such class, and (y) the Subordinate Available Funds Cap.

                                 The "Optimal Interest Remittance Amount" will be equal, for each Distribution Date, to (a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 1 Mortgage Loans at the applicable Net Mortgage Rates, minus (b) the sum of (x) any Net Swap Payment and any swap termination payment due to the Swap Counterparty (other than a swap termination payment due to a default on the part of the Swap Counterparty) to the extent not paid from collections on the Pool 2 Mortgage Loans.

                                 Except in the case of the Fixed-Rate
                                 Certificates, there will be no delay days on the Offered Certificates and interest will accrue on the Offered Certificates at their respective Certificate Interest Rates (as described above) from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date, in each case on an Actual /360 basis except for the Class A-IO (the Class A-IO will accrue interest on a 30/360 basis). The Fixed-Rate Certificates will have a 27 day delay and interest will accrue over the calendar month immediately preceding such Distribution Date on a 30/360 basis.

REALIZED LOSSES:                 If a Mortgage Loan becomes a liquidated loan
                                 and the net liquidation proceeds relating thereto and allocated to principal are less than the principal balance on such Mortgage
                                 Loan, the amount of such insufficiency is a "Realized Loss". Realized Losses will, in effect, be absorbed by (1) Excess Interest, (2) reduction of Reserve Fund, (3) reduction of Overcollateralization and (4) reduction of the amounts distributable to the Subordinate
                                 Certificates in reverse order of seniority.

                                 Following the reduction of any O/C to zero, all allocable Realized Losses will be applied in reverse sequential order, beginning with the Class B-3 Certificates and ending with the Class M-1 Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

DEFERRED PRINCIPAL AMOUNT:       The "Deferred Principal Amount" with respect to
                                 each Class of Subordinate Certificates and each Distribution Date will be equal to the amount by which (x) the aggregate of applied Realized
                                 Losses previously applied in reduction of the Class Principal Balance thereof, together with interest thereon at the applicable Interest
                                 Rate, exceeds (y) the aggregate of amounts previously distributed in reimbursement of such Realized Losses, plus accrued interest.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CLASS 1-A5 LOCKOUT PERCENTAGE:   The Class 1-A5 Lockout Percentage for any
                                 Distribution Date will be equal to the
                                 following applicable percentages with respect to such Distribution Date:

                                                                      LOCKOUT
                                          DISTRIBUTION DATE             PCT%
                                 ----------------------------------   -------
                                 NOVEMBER 2006 THROUGH OCTOBER 2009
                                    (Distribution Dates 1 to 36)          0%
                                 NOVEMBER 2009 THROUGH OCTOBER 2011
                                    (Distribution Dates 37 to 60)        45%
                                 NOVEMBER 2011 THROUGH OCTOBER 2012
                                    (Distribution Dates 61 to 72)        80%
                                 NOVEMBER 2012 THROUGH OCTOBER 2013
                                    (Distribution Dates 73 to 84)       100%
                                    NOVEMBER 2013 AND THEREAFTER
                                      (Distribution Dates 85+)          300%

CLASS 1-A5 PRINCIPAL PAYMENT:    The Class 1-A5 Principal Payment for any
                                 Distribution Date will be equal to the product of (i) the Class 1-A5 Lockout Percentage, (ii) the fraction, the numerator of which is equal to the balance of the Class 1-A5 Certificates immediately prior to that Distribution Date and the denominator of which is equal to the sum of the balances of the Fixed-Rate Certificates immediately prior to that Distribution Date and
                                 (iii) principal received from the Pool 1
                                 Mortgage Loans allocable to the Fixed-Rate
                                 Certificates.

LIMITED
CROSS-COLLATERALIZATION:         If the Senior Certificates relating to one
                                 Mortgage Pool have been retired, then principal payments on the mortgage loans in that Mortgage
                                 Pool will be distributed to the remaining
                                 Senior Certificates relating to the other
                                 Mortgage Pool, if any, before being distributed to the Subordinate Certificates, in accordance to the Principal Payment Priority listed below.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

INTEREST PAYMENT PRIORITY:       On each Distribution Date (or in the case of
                                 payments to the Swap Counterparty, the Business
                                 Day prior to each Distribution Date), the Interest Remittance Amount for each Mortgage
                                 Pool (and, where specified, amounts received under the Cap Agreement) for such date will be distributed concurrently as follows:

                                 A. On each Distribution Date (or in the case of payments to the Swap Counterparty, the Business Day prior to each Distribution
                                      Date), the Interest Remittance Amount for
                                      Pool 1 for such date will be distributed in the following order of priority:

                                      1.   To deposit into the Supplemental
                                           Interest Trust Account any Net Swap
                                           Payment or any swap termination
                                           payment owed to the Swap Counterparty
                                           (other than a swap termination
                                           payment due to a default on the part
                                           of the Swap Counterparty) pursuant to
                                           the swap agreement, to the extent not
                                           paid pursuant to step B(1) below;

                                      2.   to pay the Custodian Fee and the
                                           Trustee Fee for Pool 1;

                                      3.   to pay Current Interest and
                                           Carryforward Interest to the A-IO(1)
                                           Component;

                                      4.   to pay Current Interest and
                                           Carryforward Interest to the
                                           Fixed-Rate Certificates, pro-rata;

                                      5.   to pay Current Interest and
                                           Carryforward Interest to the Senior
                                           LIBOR Certificates, pro-rata;

                                      6.   for application in clause (C) below;

                                 B. On each Distribution Date (or in the case of payments to the Swap Counterparty, the Business Day prior to each Distribution
                                      Date), the Interest Remittance Amount for
                                      Pool 2 for such date will be distributed in the following order of priority:

                                      1.   To deposit into the Supplemental
                                           Interest Trust Account any Net Swap
                                           Payment or any swap termination
                                           payment owed to the Swap Counterparty
                                           (other than a swap termination
                                           payment due to a default on the part
                                           of the Swap Counterparty) pursuant to
                                           the swap agreement;

                                      2.   to pay the Custodian Fee and the
                                           Trustee Fee for Pool 2;

                                      3.   to pay Current Interest and
                                           Carryforward Interest to the A-IO(2)
                                           Component;

                                      4.   to pay Current Interest and
                                           Carryforward Interest to the Senior
                                           LIBOR Certificates, pro-rata;

                                      5.   to pay Current Interest and
                                           Carryforward Interest to the
                                           Fixed-Rate Certificates, pro-rata,

                                      6.   for application in clause (C) below;

                                 C. On Each Distribution Date, the remaining amounts of the Interest Remittance Amounts from Pool 1 and Pool 2 for such date will be distributed in the following order of priority:

                                      1.   to pay Current Interest and
                                           Carryforward Interest to the Class
                                           M-1, Class M-2, Class M-3, Class M-4,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates, sequentially, in that
                                           order;

                                      2.   to pay to the Trustee, previously
                                           unreimbursed extraordinary costs,
                                           liabilities and expenses, to the
                                           extent provided in the Pooling and
                                           Servicing Agreement;

                                      3.   Any interest remaining after the
                                           applications pursuant to priority
                                           clause (C) (2) above will be deemed
                                           "Excess Interest" for such
                                           Distribution Date. "Excess Interest"
                                           will be distributed as PRINCIPAL in
                                           the following order of priority:

                                                (i)  prior to the Stepdown Date
                                                     or on any Distribution Date
                                                     for which a Trigger Event
                                                     is in effect, sequentially
                                                     as follows:

                                                     (a)  to the Fixed-Rate and
                                                          Senior LIBOR
                                                          Certificates, as
                                                          described under
                                                          "Principal Payment
                                                          Priority", until
                                                          reduced to zero;

                                                     (b)  sequentially to the
                                                          Class M-1, Class M-2,
                                                          Class M-3, Class M-4,
                                                          Class B-1, Class B-2
                                                          and Class B-3
                                                          Certificates, in that
                                                          order, until reduced
                                                          to zero to build and
                                                          maintain the O/C
                                                          Target;

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

INTEREST PAYMENT PRIORITY (CONT.):

                                                (ii) on or after the Stepdown
                                                     Date and on any
                                                     Distribution Date for which
                                                     a Trigger Event is not in
                                                     effect, concurrently in
                                                     proportion to their
                                                     respective class principal
                                                     amounts after giving effect
                                                     to distributions already
                                                     made on such Distribution
                                                     Date, pro-rata to the Class
                                                     A Certificates, as
                                                     described under "Principal
                                                     Payment Priority", Class
                                                     M-1, Class M-2, Class M-3,
                                                     Class M-4, Class B-1, Class
                                                     B-2 and Class B-3
                                                     Certificates to build and
                                                     maintain O/C Target;

                                      4.   to pay to the Class A Certificates,
                                           in proportion to their respective
                                           shortfall amounts, any unpaid
                                           Carryforward Interest, to the extent
                                           of amounts received under the Cap
                                           Agreement (1);

                                      5.   to pay sequentially to the Class M-1,
                                           Class M-2, Class M-3, Class M-4,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates any unpaid Carryforward
                                           Interest, to the extent of amounts
                                           received under the Cap Agreement (1);

                                      6.   to the extent of any remaining
                                           amounts received under the Cap
                                           Agreement, the amount of any losses
                                           on the Mortgage Loans in the priority
                                           specified pursuant to priority clause
                                           (3) above (1);

                                      7.   to pay to the Class A Certificates,
                                           in proportion to their respective
                                           shortfall amounts, any Basis Risk
                                           Shortfall and Unpaid Basis Risk
                                           Shortfall amounts, to the extent of
                                           Excess Interest and any remaining
                                           amounts received under the Cap
                                           Agreement (1);

                                      8.   to pay sequentially to the Class M-1,
                                           Class M-2, Class M-3, Class M-4,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates any Basis Risk Shortfall
                                           and Unpaid Basis Risk Shortfall
                                           amounts, to the extent of Excess
                                           Interest and any remaining amounts
                                           received under the Cap Agreement (1);

                                      9.   to pay sequentially to the Class M-1,
                                           Class M-2, Class M-3, Class M-4,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates, any Deferred Principal
                                           Amounts, to the extent of Excess
                                           Interest and any amounts received
                                           under the Cap Agreement (1);

                                      10.  to the Reserve Fund any remaining cap
                                           payments received under the Cap
                                           Agreement up to the Reserve Fund
                                           Requirement (1);

                                      11.  to pay to the Swap Counterparty, any
                                           swap termination payment to the
                                           extent the termination is due to a
                                           default on the part of the Swap
                                           Counterparty;

                                      12.  if a Long Maturity Trigger Event is
                                           in effect, first, pro rata, any
                                           remaining amounts (other than
                                           payments, if any, received under the
                                           Cap Agreement) to the Class A
                                           Certificates, then sequentially to
                                           the Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class B-1, Class B-2 and
                                           Class B-3 Certificates, in that
                                           order, the lesser of (x) any
                                           remaining amounts (other than
                                           payments, if any, received under the
                                           Cap Agreement) and (y) the amount
                                           necessary to increase the O/C Amount
                                           for such distribution date so that a
                                           Long Maturity Trigger Event is no
                                           longer in effect, in each case, until
                                           their respective class principal
                                           balances have been reduced to zero;
                                           and

                                      13.  to the Supplemental Interest Trust,
                                           for distribution pursuant to priority
                                           (12) under Supplemental Interest
                                           Trust Payment Priority (1).

                                 (1)  Cap payments received under the Cap
                                      Agreement will be allocated pursuant to
                                      priority clauses (4), (5), (6), (7), (8),
                                      (9), (10) and (13), in that order of
                                      priority.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

SUPPLEMENTAL INTEREST
TRUST PAYMENT PRIORITY:          On each Distribution Date (or in the case of
                                 payments to the Swap Counterparty, the Business
                                 Day prior to each Distribution Date), all payments due under the interest rate swap agreement and any swap termination payment
                                 (other than swap termination payment due to a default on the part of the Swap Counterparty) pursuant to the interest rate swap agreement will generally be distributed in the following order of priority after making payments described under Interest Payment Priority above:

                                      1.   to pay any Net Swap Payment owed to
                                           the Swap Counterparty pursuant to the
                                           interest rate swap agreement;

                                      2.   to pay any swap termination payment
                                           to the Swap Counterparty, to the
                                           extent the termination is not due to
                                           a default on the part of the Swap
                                           Counterparty;

                                      3.   to pay Carryforward Interest to the
                                           Senior Certificates, pro-rata, to the
                                           extent unpaid;

                                      4.   to pay Carryforward Interest to the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class B-1, Class B-2 and
                                           Class B-3 Certificates, sequentially,
                                           in that order, to the extent unpaid;

                                      5.   to the extent of the amount of any
                                           losses on the Mortgage Loans in the
                                           priority specified pursuant to
                                           priority clause (C.)(3) of the
                                           Interest Payment Priority;

                                      6.   to pay to the Class A Certificates,
                                           in proportion to their respective
                                           shortfall amounts, any Basis Risk
                                           Shortfall and Unpaid Basis Risk
                                           Shortfall amounts, to the extent
                                           unpaid;

                                      7.   to pay sequentially to the Class M-1,
                                           Class M-2, Class M-3, Class M-4,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates any Basis Risk Shortfall
                                           and Unpaid Basis Risk Shortfall
                                           amounts, to the extend unpaid;

                                      8.   to pay sequentially to the Class M-1,
                                           Class M-2, Class M-3, Class M-4,
                                           Class B-1, Class B-2 and Class B-3
                                           Certificates, any Deferred Principal
                                           Amounts, to the extent unpaid;

                                      9.   if applicable, for application to the
                                           purchase of a replacement interest
                                           rate swap agreement;

                                      10.  to the Reserve Fund, any amounts
                                           necessary to achieve the Reserve Fund
                                           Requirement;

                                      11.  to pay to the Swap Counterparty, any
                                           swap termination payment to the
                                           extent the termination is due to a
                                           default on the part of the Swap
                                           Counterparty; and

                                      12.  Any remaining funds remaining on
                                           deposit in the Supplemental Interest
                                           Trust will be distributed to the
                                           Class X Certificates.

                                 Following the Distribution Date in October 2010 the Swap Notional Amount will be equal to zero.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

PRINCIPAL PAYMENT PRIORITY:      Distributions of principal on the Fixed-Rate
                                 and LIBOR Certificates will be made on each Distribution Date in an aggregate amount equal to the Principal Distribution Amount for each Mortgage Pool for such Distribution Date. The
                                 Class A-IO Certificates will not be entitled to receive any distributions of principal. To the extent that any Net Swap Payments owed by the Supplemental Interest Trust to the Swap
                                 Counterparty cannot be covered by interest received or advanced from the Mortgage Loans, principal available for payment to the Certificateholders, particularly to the
                                 Certificateholders of the Pool 2 Senior
                                 Certificates and the Subordinate Certificates, will be reduced to the extent necessary to fulfill the obligations to the Swap
                                 Counterparty.

                                 The Fixed-Rate Certificates will be allocated principal primarily from the Pool 1 Mortgage Loans. The Senior LIBOR Certificates will be allocated principal primarily from the Pool 2 Mortgage Loans. The Subordinate Certificates will be allocated principal from all the Mortgage Loans. Within the Fixed-Rate Certificates, the Class 1-A5 Certificates will receive principal in the amount of the Class 1-A5 Principal Payment, to the extent principal is available from the Pool 1 Mortgage Loans.

                                 Within the Fixed-Rate Certificates, Pool 1 principal will be allocated sequentially as follows:

                                      1.   To pay the Class 1-A5 Certificates,
                                           up to the Class 1-A5 Principal
                                           Payment; and

                                      2.   To pay the Class 1-A1, Class 1-A2,
                                           Class 1-A3, Class 1-A4 and Class
                                           1-A5, in that order, until reduced to
                                           zero.

                                 Within the Senior LIBOR Certificates, Pool 2 principal will be allocated concurrently as follows:

                                      1.   To pay the Class 2-A1, Class 2-A2 and
                                           Class 2-A3, in that order, until
                                           reduced to zero; and

                                      2.   To pay the Class 2-A4 Certificate,
                                           until reduced to zero.

                                 I. On each Distribution Date (or in the case of payments to the Swap Counterparty, the Business Day prior to each Distribution Date) occurring
                                 (a) before the Stepdown Date or (b) on or after the Stepdown Date and for which a Trigger Event is in effect, concurrently, as follows:

                                 A.   POOL 1. Until the total aggregate
                                      principal balance of the Certificates
                                      equals the aggregate pool balance of the Mortgage Loans minus the Target O/C Amount for that Distribution Date, the Principal Distribution Amount for Pool 1 will be distributed in the following order of priority:

                                      1.   To deposit into the Supplemental
                                           Interest Trust Account any Net Swap
                                           Payment or any swap termination
                                           payment, owed to the Swap
                                           Counterparty (other than a swap
                                           termination payment due to a default
                                           on the part of the Swap Counterparty)
                                           to the extent not previously paid
                                           under Interest Payment Priority or
                                           from the Principal Distribution
                                           Amount from Pool 2;

                                      2.   to the Fixed-Rate Certificates,
                                           pursuant to the paydown rules
                                           described above until their principal
                                           balances are reduced to zero;

                                      3.   to the Senior LIBOR Certificates,
                                           pursuant to the paydown rules
                                           described above until their principal
                                           balances are reduced to zero;

                                      4.   to the Class M-1, Class M-2, Class
                                           M-3, Class M-4, Class B-1, Class B-2
                                           and Class B-3 Certificates,
                                           sequentially, in that order, in
                                           reduction of their respective
                                           principal balances, until their
                                           principal balances are reduced to
                                           zero; and

                                      5.   for application pursuant to priority
                                           step "C" of Interest Payment Priority
                                           on page 26.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

PRINCIPAL PAYMENT PRIORITY
(CONT.):

                                 B.   POOL 2. Until the total aggregate
                                      principal balance of the Certificates
                                      equals the aggregate pool balance of the Mortgage Loans minus the Target O/C Amount for that Distribution Date, the Principal Distribution Amount for Pool 2 will be distributed in the following order of priority:

                                      1.   To deposit into the Supplemental
                                           Interest Trust Account any Net Swap
                                           Payment or any swap termination
                                           payment owed to the Swap Counterparty
                                           (other than a swap termination
                                           payment due to a default on the part
                                           of the Swap Counterparty) to the
                                           extent not previously paid under
                                           Interest Payment Priority;

                                      2.   to the Senior LIBOR Certificates,
                                           pursuant to the paydown rules
                                           described above until their principal
                                           balances are reduced to zero;

                                      3.   to the Fixed-Rate Certificates,
                                           pursuant to the paydown rules
                                           described above until their principal
                                           balances are reduced to zero;

                                      4.   to the Class M-1, Class M-2, Class
                                           M-3, Class M-4, Class B-1, Class B-2
                                           and Class B-3 Certificates,
                                           sequentially, in that order, in
                                           reduction of their respective
                                           principal balances, until their
                                           principal balances are reduced to
                                           zero; and

                                      5.   for application pursuant to priority
                                           step "C" of Interest Payment Priority
                                           on page 26.

                                 II. On each Distribution Date (or in the case of payments to the Swap Counterparty, the Business Day prior to each Distribution Date) occurring on or after the Stepdown Date and for which a Trigger Event is not in effect, as follows:

                                      1.   For Pool 2, to deposit into the
                                           Supplemental Interest Trust Account
                                           any Net Swap Payment or any swap
                                           termination payment owed to the Swap
                                           Counterparty (other than a swap
                                           termination payment due to a default
                                           on the part of the Swap Counterparty)
                                           to the extent not previously paid
                                           under Interest Payment Priority;

                                      2.   For Pool 1, to deposit into the
                                           Supplemental Interest Trust Account
                                           any Net Swap Payment or any swap
                                           termination payment owed to the Swap
                                           Counterparty (other than a swap
                                           termination payment due to a default
                                           on the part of the Swap
                                           Counterparty), to the extent not
                                           previously paid under Interest
                                           Payment Priority or pursuant to
                                           priority step "1." above;

                                      3.   concurrently, to the Fixed-Rate
                                           Certificates, as a group, the Senior
                                           LIBOR Certificates, as a group and
                                           the Subordinate Certificates, pro
                                           rata, in reduction of their
                                           respective principal balances, until
                                           their principal balances have been
                                           reduced to zero; provided, that
                                           distributions between the Fixed-Rate
                                           Certificates and the Senior LIBOR
                                           Certificates will be allocated on the
                                           basis of the Group 1 Senior Principal
                                           Distribution Percentage and the Group
                                           2 Senior Principal Distribution
                                           Percentage, respectively, and will be
                                           made in accordance with the paydown
                                           rules displayed above on page 28
                                           through 29; and

                                      4.   for application pursuant to priority
                                           step "C" of the Interest Payment
                                           Priority on page 26.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

LONG MATURITY TRIGGER EVENT:     A "Long Maturity Trigger Event" will be in
                                 effect if on the 241st Distribution Date or any Distribution Date thereafter, the aggregate
                                 Principal Balance of the mortgage loans which have a Cut-Off Date remaining term to maturity greater than 30 years exceeds the O/C Amount for such Distribution Date (after giving effect to principal distributions on such Distribution
                                 Date other than principal distributions
                                 resulting from this event).

GROUP 1 SENIOR PRINCIPAL
DISTRIBUTION PERCENTAGE:         The Group 1 Senior Principal Distribution
                                 Percentage will equal, for any Distribution
                                 Date and the Fixed-Rate Certificates, the percentage equivalent of a fraction, the numerator of which is the Principal Remittance
                                 Amount for Pool 1 and the denominator of which is the sum of the Principal Remittance Amounts for Pool 1 and Pool 2 for such Distribution
                                 Date.

GROUP 2 SENIOR PRINCIPAL
DISTRIBUTION PERCENTAGE:         The Group 2 Senior Principal Distribution
                                 Percentage will equal, for any Distribution
                                 Date and the LIBOR Certificates, the percentage equivalent of a fraction, the numerator of which is the Principal Remittance Amount for Pool 2 and the denominator of which is the sum of the Principal Remittance Amounts for Pool 1 and Pool 2 for such Distribution Date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

REPS AND WARRANTS:               The seller will be obligated to repurchase any
                                 mortgage loan if any effort to enforce the related mortgage loan or the related mortgage, deed of trust or other security instrument is materially impaired by a documentation defect.
                                 However, no mortgage loan with respect to which a copy of the original mortgage is missing will be required to be repurchased unless and until the mortgage loan is to be foreclosed upon and the mortgage is unenforceable because the original mortgage cannot be obtained from the public recording office.

PROSPECTUS:                      The Certificates will be offered pursuant to a
                                 Prospectus which includes a Prospectus
                                 Supplement (together, the "Prospectus").
                                 Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES:            The following tables describe the Mortgage
                                 Loans and the related mortgaged properties as of the close of business on the Statistical
                                 Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

                                 In addition, the mortgage loans can be
                                 summarized below in four categories based on the following characteristics (see collateral table on page 41 below):

                                 1) A/ALT A     Current mortgage loans that are
                                                insured and uninsured with FICO
                                                Scores greater than 640. Loans
                                                that fall within the A/Alt A
                                                category have a maximum of
                                                two-times 30 days late over the
                                                prior 12 months, and have not
                                                been 60 days past due over the
                                                prior 12 months, as of the
                                                Cut-Off Date.

                                 2) INSURED     Insured mortgage loans that do
                                                not fall within the definition
                                                of A/Alt A (as defined above).

                                 3) SUB-PRIME   Uninsured mortgage loans that do
                                                not fall within the definition
                                                of A/Alt A or Insured (as
                                                defined above).

                                 NOTE: The information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on page 4 hereof under "Bond Summary".

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

                         PREPAYMENT SENSITIVITY ANALYSIS

                       SENSITIVITY ANALYSIS - TO 10% CALL

Prepayment Assumption (1)         50%               75%              100%               125%              150%
-------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Class 1-A1
Avg. Life (yrs)                   1.91             1.32              1.00               0.79              0.65
Principal Window            Nov 06 - Feb 11   Nov 06 - Nov 09   NOV 06 - FEB 09   Nov 06 - Aug 08   Nov 06 - Apr 08
Principal # Months                 52               37                28                 22                18

Class 1-A2
Avg. Life (yrs)                   5.74             4.05              2.99               2.29              1.87
Principal Window            Feb 11 - Sep 15   Nov 09 - Apr 12   FEB 09 - NOV 10   Aug 08 - Sep 09   Apr 08 - Mar 09
Principal # Months                 56               30                22                 14                12

Class 1-A3
Avg. Life (yrs)                  10.85             6.95              4.72               3.36              2.57
Principal Window            Sep 15 - Dec 19   Apr 12 - Jan 16   NOV 10 - MAY 12   Sep 09 - Nov 10   Mar 09 - Aug 09
Principal # Months                 52               46                19                 15                6

Class 1-A4
Avg. Life (yrs)                  15.39             11.10             7.92               5.45              3.70
Principal Window            Dec 19 - Nov 22   Jan 16 - May 18   MAY 12 - SEP 15   Nov 10 - Nov 13   Aug 09 - Jul 12
Principal # Months                 36               29                41                 37                36

Class 1-A5
Avg. Life (yrs)                   7.46             6.86              6.41               5.80              5.12
Principal Window            Nov 09 - Nov 22   Nov 09 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                157               103               71                 49                34

Class 2-A1
Avg. Life (yrs)                   1.98             1.34              1.00               0.78              0.64
Principal Window            Nov 06 - Apr 11   Nov 06 - Nov 09   NOV 06 - FEB 09   Nov 06 - Aug 08   Nov 06 - Apr 08
Principal # Months                 54               37                28                 22                18

Class 2-A2
Avg. Life (yrs)                   6.04             4.09              3.00               2.29              1.86
Principal Window            Apr 11 - Dec 14   Nov 09 - May 12   FEB 09 - NOV 10   Aug 08 - Sep 09   Apr 08 - Mar 09
Principal # Months                 45               31                22                 14                12

Class 2-A3
Avg. Life (yrs)                  12.87             9.06              6.80               5.14              3.97
Principal Window            Dec 14 - Nov 22   May 12 - May 18   NOV 10 - SEP 15   Sep 09 - Nov 13   Mar 09 - Aug 12
Principal # Months                 96               73                59                 51                42

Class 2-A4
Avg. Life (yrs)                   5.92             4.11              3.06               2.34              1.84
Principal Window            Nov 06 - Nov 22   Nov 06 - May 18   NOV 06 - SEP 15   Nov 06 - Nov 13   Nov 06 - Aug 12
Principal # Months                193               139               107                85                70

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING PREPAYMENT SPEED AS DEFINED ON PAGE 10.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

                       SENSITIVITY ANALYSIS - TO 10% CALL

Prepayment Assumption (1)         50%               75%              100%              125%               150%
-------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Class M-1
Avg. Life (yrs)                  10.62             7.55              5.95              5.22               4.68
Principal Window            Dec 11 - Nov 22   Jul 10 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                132               95                71                49                 34

Class M-2
Avg. Life (yrs)                  10.62             7.55              5.95              5.22               4.68
Principal Window            Dec 11 - Nov 22   Jul 10 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                132               95                71                49                 34

Class M-3
Avg. Life (yrs)                  10.62             7.55              5.95              5.22               4.68
Principal Window            Dec 11 - Nov 22   Jul 10 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                132               95                71                49                 34

Class M-4
Avg. Life (yrs)                  10.62             7.55              5.95              5.22               4.68
Principal Window            Dec 11 - Nov 22   Jul 10 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                132               95                71                49                 34

Class B-1
Avg. Life (yrs)                  10.62             7.55              5.95              5.22               4.68
Principal Window            Dec 11 - Nov 22   Jul 10 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                132               95                71                49                 34

Class B-2
Avg. Life (yrs)                  10.62             7.55              5.95              5.22               4.68
Principal Window            Dec 11 - Nov 22   Jul 10 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                132               95                71                49                 34

Class B-3
Avg. Life (yrs)                  10.62             7.55              5.95              5.22               4.68
Principal Window            Dec 11 - Nov 22   Jul 10 - May 18   NOV 09 - SEP 15   Nov 09 - Nov 13   Nov 09 - Aug 12
Principal # Months                132               95                71                49                 34

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING PREPAYMENT SPEED AS DEFINED ON PAGE 10.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

                         PREPAYMENT SENSITIVITY ANALYSIS

                       SENSITIVITY ANALYSIS - TO MATURITY

Prepayment Assumption (1)         50%               75%              100%              125%               150%
-------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Class 1-A1
Avg. Life (yrs)                   1.91             1.32              1.00              0.79               0.65
Principal Window            Nov 06 - Feb 11   Nov 06 - Nov 09   NOV 06 - FEB 09   Nov 06 - Aug 08   Nov 06 - Apr 08
Principal # Months                 52               37                28                22                 18

Class 1-A2
Avg. Life (yrs)                   5.74             4.05              2.99              2.29               1.87
Principal Window            Feb 11 - Sep 15   Nov 09 - Apr 12   FEB 09 - NOV 10   Aug 08 - Sep 09   Apr 08 - Mar 09
Principal # Months                 56               30                22                14                 12

Class 1-A3
Avg. Life (yrs)                  10.85             6.95              4.72              3.36               2.57
Principal Window            Sep 15 - Dec 19   Apr 12 - Jan 16   NOV 10 - MAY 12   Sep 09 - Nov 10   Mar 09 - Aug 09
Principal # Months                 52               46                19                15                 6

Class 1-A4
Avg. Life (yrs)                  17.28             13.34             9.61              6.35               3.70
Principal Window            Dec 19 - Aug 30   Jan 16 - Feb 28   MAY 12 - MAR 24   Nov 10 - Sep 20   Aug 09 - Jul 12
Principal # Months                129               146               143               119                36

Class 1-A5
Avg. Life (yrs)                   7.46             6.89              6.50              6.20               6.00
Principal Window            Nov 09 - Jun 30   Nov 09 - Dec 27   NOV 09 - JAN 24   Nov 09 - Jul 20   Nov 09 - Jan 18
Principal # Months                248               218               171               129                99

Class 2-A1
Avg. Life (yrs)                   1.98             1.34              1.00              0.78               0.64
Principal Window            Nov 06 - Apr 11   Nov 06 - Nov 09   NOV 06 - FEB 09   Nov 06 - Aug 08   Nov 06 - Apr 08
Principal # Months                 54               37                28                22                 18

Class 2-A2
Avg. Life (yrs)                   6.04             4.09              3.00              2.29               1.86
Principal Window            Apr 11 - Dec 14   Nov 09 - May 12   FEB 09 - NOV 10   Aug 08 - Sep 09   Apr 08 - Mar 09
Principal # Months                 45               31                22                14                 12

Class 2-A3
Avg. Life (yrs)                  14.34             10.24             7.70              5.82               4.45
Principal Window            Dec 14 - Jun 34   May 12 - Aug 30   NOV 10 - FEB 26   Sep 09 - Jul 22   Mar 09 - Oct 19
Principal # Months                235               220               184               155               128

Class 2-A4
Avg. Life (yrs)                   6.34             4.45              3.33              2.53               1.98
Principal Window            Nov 06 - Jun 34   Nov 06 - Aug 30   NOV 06 - FEB 26   Nov 06 - Jul 22   Nov 06 - Oct 19
Principal # Months                332               286               232               189               156

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING PREPAYMENT SPEED AS DEFINED ON PAGE 10.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

                       SENSITIVITY ANALYSIS - TO MATURITY

Prepayment Assumption (1)         50%               75%              100%               125%             150%
-------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
Class M-1
Avg. Life (yrs)                  11.45              8.28             6.57               5.85             5.33
Principal Window            Dec 11 - Jun 34   Jul 10 - Aug 30   NOV 09 - FEB 26   Nov 09 - Jul 22   Nov 09 - Oct 19
Principal # Months                271               242               196               153               120

Class M-2
Avg. Life (yrs)                  11.45              8.28             6.57               5.85             5.33
Principal Window            Dec 11 - Jun 34   Jul 10 - Aug 30   NOV 09 - FEB 26   Nov 09 - Jul 22   Nov 09 - Oct 19
Principal # Months                271               242               196               153               120

Class M-3
Avg. Life (yrs)                  11.45              8.28             6.57               5.85             5.33
Principal Window            Dec 11 - Jun 34   Jul 10 - Aug 30   NOV 09 - FEB 26   Nov 09 - Jul 22   Nov 09 - Oct 19
Principal # Months                271               242               196               153               120

Class M-4
Avg. Life (yrs)                  11.45              8.28             6.57               5.85             5.33
Principal Window            Dec 11 - Jun 34   Jul 10 - Aug 30   NOV 09 - FEB 26   Nov 09 - Jul 22   Nov 09 - Oct 19
Principal # Months                271               242               196               153               120

Class B-1
Avg. Life (yrs)                  11.45              8.28             6.57               5.85             5.33
Principal Window            Dec 11 - Jun 34   Jul 10 - Aug 30   NOV 09 - FEB 26   Nov 09 - Jul 22   Nov 09 - Oct 19
Principal # Months                271               242               196               153               120

Class B-2
Avg. Life (yrs)                  11.45              8.28             6.57               5.85             5.33
Principal Window            Dec 11 - Jun 34   Jul 10 - Aug 30   NOV 09 - FEB 26   Nov 09 - Jul 22   Nov 09 - Oct 19
Principal # Months                271               242               196               153               120

Class B-3
Avg. Life (yrs)                  11.45              8.28             6.57               5.85             5.33
Principal Window            Dec 11 - Jun 34   Jul 10 - Aug 30   NOV 09 - FEB 26   Nov 09 - Jul 22   Nov 09 - Oct 19
Principal # Months                271               242               196               153               120

(1) 100% OF THE PREPAYMENT ASSUMPTION IS EQUAL TO THE PRICING PREPAYMENT SPEED AS DEFINED ON PAGE 10.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]


                            A-IO SENSITIVITY ANALYSIS

Price (%)(1)   Yield (%)
------------   ---------
   3.93200        8.41
   3.94200        8.14
   3.95200        7.87
   3.96200        7.60
   3.97200        7.34
   3.98200        7.07
   3.99200        6.81
   4.00200        6.55
   4.01200        6.29
   4.02200        6.03
   4.03200        5.77
   4.04200        5.51
   4.05200        5.26
   4.06200        5.00
   4.07200        4.75
   4.08200        4.50
   4.09200        4.24
   4.10200        3.99
   4.11200        3.75
   4.12200        3.50
   4.13200        3.25
     WAL          1.22
  Mod Durn        0.96

(1)  ASSUMES PREPAYMENTS OCCUR AT 21% CPR.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

                        POOL 1 SENIOR AVAILABLE FUNDS CAP


                POOL 1 SENIOR
DISTRIBUTION   AVAILABLE FUNDS
   PERIOD       CAP (%)(1)(2)
------------   ---------------
       1             7.58
       2             8.28
       3             9.20
       4            10.06
       5            10.32
       6            11.84
       7            12.48
       8            13.66
       9            14.32
      10            15.59
      11            16.59
      12            17.33
      13            17.81
      14            17.57
      15            18.21
      16            18.28
      17            17.59
      18            18.60
      19            18.31
      20            19.04
      21            18.67
      22            19.31
      23            19.50
      24            19.25
      25            19.98
      26            19.63
      27            20.37
      28            20.58
      29            19.12
      30            21.03
      31            20.79
      32            21.59
      33            21.22
      34            22.05
      35            22.29
      36            21.89
      37            20.26
      38            19.92
      39            20.79
      40            21.15
      41            19.57
      42            21.71
      43            21.33
      44            22.25
      45            21.86
      46            22.82
      47            23.11
      48            22.70
      49            10.83
      50            10.84
      51            10.96
      52            10.99
      53            10.72
      54            11.04
      55            11.02
      56            11.15
      57            11.07
      58            11.20
      59            11.34
      60            11.27
      61            11.40
      62            11.48
      63            11.63
      64            11.66
      65            11.47
      66            11.74
      67            11.65
      68            11.79
      69            11.70
      70            11.84
      71            11.87
      72            11.78
      73            11.99
      74            11.90
      75            12.05
      76            12.08
      77            11.75
      78            12.15
      79            12.06
      80            12.23
      81            12.14
      82            12.30
      83            12.33
      84            12.23
      85            12.43
      86            12.35
      87            12.51
      88            12.55
      89            12.20
      90            12.64
      91            12.56
      92            12.76
      93            12.67
      94            12.86
      95            12.91
      96            12.83
      97            11.27
      98            11.24
      99            11.37
     100            11.46
     101            11.25
     102            11.56
     103            11.51
     104            11.65
     105            11.61
     106            11.75
     107            11.80
     108            11.75

1. Assumes no losses, 10% cleanup call, 21% CPR, 5.25% swap rate, 1 month LIBOR ramp from 5.320% to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap and Swap Agreements, although such proceeds are excluded from the calculation of the Pool 1 Senior Available Funds Cap defined herein.

2. The Pool 1 Senior Available Funds Cap is calculated as (A)(1)(a) the total of interest collected for the related Due Period on all the Pool 1 Mortgage Loans at the applicable Net Mortgage Rates plus any amounts received under the Cap and Swap Agreements, minus (b) the sum of (x) any Net Swap Payment and any swap termination payment due to the Swap Counterparty (other than a swap termination payment due to a default on the part of the Swap Counterparty) to the extent not paid from collections on the Pool 2 Mortgage Loans and (y) interest accrued on the Class A-IO(1) Component for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Fixed-Rate Certificates immediately prior to that Distribution Date, multiplied by (B) 12.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

                        POOL 2 SENIOR AVAILABLE FUNDS CAP

                POOL 2 SENIOR
DISTRIBUTION   AVAILABLE FUNDS
   PERIOD       CAP (%)(1)(2)
------------   ---------------
       1            19.74
       2             7.20
       3             7.64
       4             8.23
       5             9.31
       6             9.40
       7            10.21
       8            10.92
       9            11.81
      10            12.25
      11            12.94
      12            13.77
      13            13.70
      14            14.05
      15            14.05
      16            14.17
      17            14.79
      18            14.55
      19            15.00
      20            15.47
      21            16.05
      22            16.12
      23            16.43
      24            16.84
      25            16.91
      26            17.60
      27            17.59
      28            17.76
      29            18.79
      30            18.19
      31            19.18
      32            19.33
      33            19.81
      34            19.71
      35            19.90
      36            20.33
      37            18.73
      38            19.40
      39            19.39
      40            19.64
      41            20.74
      42            19.95
      43            20.39
      44            20.26
      45            20.70
      46            20.63
      47            20.80
      48            21.24
      49            13.79
      50            14.22
      51            13.83
      52            13.93
      53            15.39
      54            14.21
      55            14.66
      56            14.30
      57            14.73
      58            14.35
      59            14.38
      60            14.86
      61            14.46
      62            14.90
      63            14.51
      64            14.54
      65            15.44
      66            14.57
      67            15.05
      68            14.63
      69            15.10
      70            14.71
      71            14.72
      72            15.16
      73            14.74
      74            15.17
      75            14.75
      76            14.76
      77            16.16
      78            14.79
      79            15.22
      80            14.80
      81            15.24
      82            14.82
      83            14.82
      84            15.31
      85            14.89
      86            15.32
      87            14.96
      88            14.97
      89            16.37
      90            15.00
      91            15.45
      92            15.04
      93            15.49
      94            15.07
      95            15.09
      96            15.54
      97            14.29
      98            14.73
      99            14.32
     100            14.34
     101            15.75
     102            14.37
     103            14.82
     104            14.40
     105            14.85
     106            14.45
     107            14.46
     108            14.92

1. Assumes no losses, 10% cleanup call, 21% CPR, 5.25% swap rate, 1 month LIBOR ramp from 5.320% to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap and Swap Agreements, although such proceeds are excluded from the calculation of the Pool 2 Senior Available Funds Cap defined herein.

2. The Pool 2 Senior Available Funds Cap is calculated as (A)(1)(a) the total of interest collected for the related Due Period on all the Pool 2 Mortgage Loans at the applicable Net Mortgage Rates plus any amounts received under the Cap and Swap Agreements, minus (b) ) the sum of (x) any Net Swap Payment and any swap termination payment due to Swap Counterparty (other than a swap termination payment due to a default on the part of the Swap Counterparty) and (y) interest accrued on the Class A-IO(2) Component for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Senior LIBOR Certificates immediately prior to that Distribution Date, the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

                            PER ANNUM EXCESS INTEREST

DISTRIBUTION   EXCESS INTEREST
   PERIOD         (%)(1)(2)
------------   ---------------
       1             3.89
       2             1.11
       3             1.01
       4             1.06
       5             1.38
       6             1.14
       7             1.32
       8             1.31
       9             1.53
      10             1.42
      11             1.47
      12             1.63
      13             1.49
      14             1.66
      15             1.60
      16             1.59
      17             1.90
      18             1.69
      19             1.91
      20             1.89
      21             2.12
      22             2.05
      23             2.07
      24             2.23
      25             2.20
      26             2.44
      27             2.33
      28             2.36
      29             2.69
      30             2.41
      31             2.89
      32             2.75
      33             2.89
      34             2.78
      35             2.78
      36             2.93
      37             2.79
      38             2.91
      39             2.77
      40             2.77
      41             3.08
      42             2.77
      43             2.91
      44             2.77
      45             2.91
      46             2.77
      47             2.77
      48             2.91
      49             2.79
      50             2.94
      51             2.80
      52             2.81
      53             3.28
      54             2.85
      55             3.01
      56             2.89
      57             3.03
      58             2.89
      59             2.91
      60             3.06
      61             2.91
      62             3.08
      63             2.94
      64             2.94
      65             3.23
      66             2.94
      67             3.09
      68             2.94
      69             3.09
      70             2.95
      71             2.95
      72             3.10
      73             2.97
      74             3.12
      75             2.97
      76             2.97
      77             3.42
      78             2.98
      79             3.13
      80             2.99
      81             3.14
      82             2.99
      83             2.99
      84             3.14
      85             3.00
      86             3.15
      87             3.00
      88             3.01
      89             3.45
      90             3.02
      91             3.18
      92             3.04
      93             3.20
      94             3.06
      95             3.07
      96             3.22
      97             3.09
      98             3.25
      99             3.11
     100             3.12
     101             3.58
     102             3.15
     103             3.31
     104             3.17
     105             3.33
     106             3.20
     107             3.21

1. Assumes no losses, 10% cleanup call, 21% CPR, 5.25% swap rate and 1 month LIBOR, 6 month LIBOR, Prime, COFI 11th District, 1 year MTA, 6 month CMT and1 year CMT, are 5.320%, 5.388%, 8.250%, 4.277%, 4.757%, 5.132% and
     4.998% respectively.

2. Excess Interest is equal to (A) the product of (1) interest remaining after payment of any Net Swap Payment owed to the Swap Counterparty, and Current Interest on the Senior and Subordinate Certificates and (2) 12, divided by
     (B) the principal balance of Fixed-Rate and LIBOR Certificates.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

COLLATERAL SUMMARY

                    MORTGAGE LOAN CHARACTERISTICS - AGGREGATE

Aggregate Outstanding Principal Balance                        $382,137,577.32
Aggregate Original Principal Balance                           $427,547,092.66
Number of Mortgage Loans                                                 3,018

                                           MINIMUM      MAXIMUM    AVERAGE (1)
                                          ---------   ----------   -----------
Original Principal Balance                  $6,995    $3,850,000     $141,666
Outstanding Principal Balance               $  300    $3,850,000     $126,619

                                                                     WEIGHTED
                                           MINIMUM      MAXIMUM    AVERAGE (2)
                                          ---------   ----------   -----------
Original Term (mos)                            23          481          330
Remaining Term (mos)                            3          475          297
Loan Age (mos)                                  0          351           32
Current Interest Rate                       2.000%      16.500%       8.101%
Periodic Rate Cap(3)(4)                     0.750%       6.000%       1.548%
Gross Margin(3)                            -0.750%      12.000%       4.233%
Maximum Mortgage Rate(3)(4)                 3.163%      23.135%      14.024%
Minimum Mortgage Rate(3)(4)                 0.500%      14.990%       6.125%
Months to Roll(3)                               1          113           20
Current Loan-to-Value                        0.06%      123.92%       69.05%
Credit Score(4)                               500          832          672

                                           EARLIEST     LATEST
                                          ---------    --------
Maturity Date                             12/5/2006    3/1/2046

                                                                     PERCENT OF
LIEN POSITION                                                      MORTGAGE POOL
-------------                                                      -------------
1st Lien                                                              100.00%

                                                                     PERCENT OF
LOAN TYPE                                                          MORTGAGE POOL
-------------                                                      -------------
Adjustable-Rate                                                        58.25%
Fixed-Rate                                                             41.75%

                                                                     PERCENT OF
OCCUPANCY                                                          MORTGAGE POOL
-------------                                                      -------------
Primary                                                                71.75%
Investment                                                             24.83%
Second Home                                                             3.42%

                                                                     PERCENT OF
PROPERTY TYPE                                                      MORTGAGE POOL
-------------                                                      -------------
Single Family                                                          64.27%
Single Family (Other)(5)                                                6.47%
PUD                                                                     8.55%
Condo                                                                   7.45%
2 to 4 Family                                                           8.31%
Commercial (Other)(6)                                                   4.95%

                                                                    PERCENT OF
YEAR OF ORIGINATION                                                MORTGAGE POOL
-------------------                                                -------------
   1984 and prior                                                       0.30%
        1985                                                            0.56%
        1986                                                            2.94%
        1987                                                            0.93%
        1988                                                            1.33%
        1989                                                            0.78%
        1990                                                            0.24%
        1991                                                            0.29%
        1992                                                            0.20%
        1993                                                            0.51%
        1994                                                            0.97%
        1995                                                            0.40%
        1996                                                            0.55%
        1997                                                            0.62%
        1998                                                            0.77%
        1999                                                            0.49%
        2000                                                            0.73%
        2001                                                            1.82%
        2002                                                            2.23%
        2003                                                            2.90%
        2004                                                            4.37%
        2005                                                           38.36%
        2006                                                           37.73%

                                                                     PERCENT OF
LOAN PURPOSE                                                       MORTGAGE POOL
------------                                                       -------------
Purchase                                                               51.44%
Refinance With Cash Out                                                38.25%
Refinance No Cash Out                                                  10.32%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM loans only.

(4)  Minimum, Maximum and Weighting only for loans with values.

(5) Single Family (Other) includes the following property types: Co-op, Duplex, Land, and Town House/Row House.

(6) Commercial (Other) includes the following property types: Auto Repair, Auto Sales, Industrial, Mixed-Use, Mobile Home Park, Motel, Multi Family, Office, Restaurant, Retail, RV Park, Special Purpose, Truck Terminal and Warehouse.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CATEGORY                        A/ALT A       INSURED      SUBPRIME         TOTAL
--------------------------   ------------   ----------   ------------   ------------
% of Total                          56.60%        1.24%         42.16%        100.00%
Fixed                               40.16%       45.29%         43.79%         41.75%
ARM                                 59.84%       54.71%         56.21%         58.25%
Current Balance              $216,291,302   $4,752,067   $161,094,208   $382,137,577
No. of Loans                        1,652           32          1,334          3,018
Average Current Balance      $    130,927   $  148,502   $    120,760   $    126,619
% => $200K                          56.63%       52.62%         47.97%         52.93%
% => $500K                          21.92%        0.00%         13.05%         17.90%
WAC                                 7.478%       7.139%         8.967%         8.101%
WAM                                   291          325            306            297
WA Age                                 40           35             22             32
WA OTERM                              331          360            328            330
Balloon                              6.02%        0.00%          6.49%          6.14%
Fully Amortizing                    93.98%      100.00%         93.51%         93.86%
First Lien                         100.00%      100.00%        100.00%        100.00%
NZ WA FICO                            719          619            603            672
% below 640                          0.00%       62.02%         76.89%         33.19%
WA Current LTV                      66.67%       87.64%         71.69%         69.05%
WA Margin                           3.699%       2.967%         5.032%         4.233%
WA Lifetime Cap (non-zero)         13.220%      12.431%        15.343%        14.024%
WA MTR                                 21           21             18             20
PROPERTY TYPE:
Single Family                       61.69%       70.50%         67.56%         64.27%
Single Family (Other) (1)            8.15%        0.78%          4.38%          6.47%
Condo                                8.67%       16.05%          5.57%          7.45%
PUD                                  9.05%       12.67%          7.75%          8.55%
Commercial (Other) (2)               3.33%        0.00%          7.27%          4.95%
2-4 Family                           9.12%        0.00%          7.47%          8.31%
OCCUPANCY STATUS:
Owner Occupied                      66.61%       88.13%         78.16%         71.75%
Investment                          29.39%       11.87%         19.09%         24.83%
Second Home                          4.00%        0.00%          2.75%          3.42%
LOAN PURPOSE:
Purchase                            52.74%       79.15%         48.87%         51.44%
Refinance With Cash Out             35.36%       10.89%         42.92%         38.25%
Refinance No Cash Out               11.90%        9.95%          8.21%         10.32%
INSURANCE:
Conventional Insured                 3.93%      100.00%          0.00%          3.47%
Non-MI                              96.07%        0.00%        100.00%         96.53%
STATES > 5% OF TOTAL:
CA                                  24.48%        4.11%         19.35%         22.06%
FL                                  10.69%       13.58%         18.63%         14.07%
TX                                   5.54%        2.37%         16.15%          9.98%
NY                                  12.13%        0.00%          7.05%          9.84%
Other                               47.16%       79.94%         38.82%         44.05%
DELINQUENCY STATUS:
Current                            100.00%       70.04%         80.71%         91.49%
1 Month Delinquent                   0.00%       29.96%         19.29%          8.51%

(1) Single Family (Other) includes the following property types: Co-op, Duplex, Land, and Town House/Row House.

(2) Commercial (Other) includes the following property types: Auto Repair, Auto Sales, Industrial, Mixed-Use, Mobile Home Park, Motel, Multi Family, Office, Restaurant, Retail, RV Park, Special Purpose, Truck Terminal and Warehouse.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

INDEX:(1)                       A/ALT A       INSURED      SUBPRIME         TOTAL
--------------------------   ------------   ----------   ------------   ------------
30 YR CMT                            0.02%        0.00%          0.00%         0.01%
1 MO LIBOR                           1.22%        0.00%          0.00%         0.71%
1 YR CMT                            17.24%       31.71%          8.06%        13.68%
1 YR LIBOR                           6.36%       21.81%          0.58%         4.19%
2 YR CMT                             0.04%        0.00%          0.00%         0.02%
3 MO CMT                             0.18%        0.00%          0.00%         0.10%
3 YR CMT                            10.19%        0.00%          1.00%         6.33%
5 YR CMT                             0.40%        0.00%          0.00%         0.23%
6 MO CMT                             0.02%        0.00%          0.11%         0.06%
6 MO LIBOR                          37.10%       46.49%         59.94%        46.50%
COFI                                 2.94%        0.00%          1.29%         2.23%
3 MO FNMA                            1.16%        0.00%          0.00%         0.67%
PRIME                               12.73%        0.00%         27.04%        18.40%
Monthly Average - FHFB               0.15%        0.00%          0.00%         0.09%
MTA                                 10.13%        0.00%          1.54%         6.52%
OTHER                                0.12%        0.00%          0.43%         0.25%

(1) For Adjustable Rate Loans only.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

ORIGINAL PRINCIPAL BALANCES OF THE MORTGAGE LOANS

                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED      AVERAGE       AVERAGE    AVERAGE
ORIGINAL                          MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE     PRINCIPAL      CREDIT     CURRENT
PRINCIPAL BALANCES ($)             LOANS         BALANCE         BALANCE     COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -------------   --------   --------
6,995.00 - 49,999.99                 612     $ 16,756,677.35       4.38%      8.834%   $   27,380.19      655       69.77%
50,000.00 - 99,999.99              1,073       65,382,796.95      17.11       8.445        60,934.57      665       73.94
100,000.00 - 149,999.99              446       46,125,118.76      12.07       7.943       103,419.55      667       67.06
150,000.00 - 199,999.99              257       39,567,481.70      10.35       8.091       153,959.07      656       66.85
200,000.00 - 249,999.99              185       34,322,520.40       8.98       7.587       185,527.14      680       65.41
250,000.00 - 299,999.99              123       29,090,464.79       7.61       7.830       236,507.84      668       69.16
300,000.00 - 349,999.99               99       29,003,640.92       7.59       8.172       292,966.07      664       67.73
350,000.00 - 399,999.99               61       21,779,968.95       5.70       7.928       357,048.67      670       71.69
400,000.00 - 449,999.99               40       15,910,206.67       4.16       8.010       397,755.17      686       72.56
450,000.00 - 499,999.99               30       13,325,902.84       3.49       7.267       444,196.76      677       75.26
500,000.00 - 549,999.99               22       11,361,147.37       2.97       7.424       516,415.79      699       73.26
550,000.00 - 599,999.99               13        7,438,943.60       1.95       8.122       572,226.43      684       71.75
600,000.00 - 649,999.99                8        4,982,161.71       1.30       7.876       622,770.21      668       71.81
650,000.00 - 699,999.99               12        7,905,671.16       2.07       6.705       658,805.93      705       78.02
700,000.00 - 749,999.99                6        4,306,404.59       1.13       9.139       717,734.10      667       62.68
750,000.00 - 799,999.99                7        4,538,627.11       1.19       8.636       648,375.30      672       57.55
800,000.00 - 849,999.99                2        1,613,163.10       0.42       8.569       806,581.55      645       49.36
850,000.00 - 899,999.99                2        1,768,978.85       0.46       7.817       884,489.43      721       77.31
900,000.00 - 949,999.99                1          919,948.55       0.24      10.500       919,948.55      620       55.75
950,000.00 - 999,999.99                2        1,954,569.63       0.51      11.431       977,284.82      678       64.61
1,000,000.00 - 1,049,999.99            5        5,023,824.61       1.31       8.387     1,004,764.92      695       58.61
1,050,000.00 - 1,099,999.99            1        1,052,297.04       0.28       6.875     1,052,297.04      738       69.46
1,100,000.00 - 1,149,999.99            1        1,110,332.06       0.29       7.375     1,110,332.06      691       69.40
1,250,000.00 - 1,299,999.99            2        2,049,667.97       0.54       7.669     1,024,833.99      621       58.37
1,450,000.00 - 1,499,999.99            1        1,447,879.03       0.38       9.375     1,447,879.03       NA       48.26
1,500,000.00 - 1,549,999.99            1        1,495,118.58       0.39       9.125     1,495,118.58      698       47.62
1,600,000.00 - 1,649,999.99            2        1,717,683.03       0.45      11.276       858,841.52      667       94.54
1,650,000.00 - 1,699,999.99            1        1,688,880.00       0.44      10.990     1,688,880.00      737       54.48
2,000,000.00 - 3,850,000.00            3        8,497,500.00       2.22       8.632     2,832,500.00      725       56.28
                                   -----     ---------------     ------      ------    -------------      ---       -----
TOTAL:                             3,018     $382,137,577.32     100.00%      8.101%   $  126,619.48      672       69.05%
                                   =====     ===============     ======      ======    =============      ===       =====

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $141,666.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE     PRINCIPAL      CREDIT     CURRENT
PRINCIPAL BALANCES ($)             LOANS         BALANCE         BALANCE     COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -------------   --------   --------
299.54 - 49,999.99                   939     $ 28,059,999.74       7.34%      8.155%   $   29,882.85      679       57.09%
50,000.00 - 99,999.99                972       69,347,943.60      18.15       8.298        71,345.62      672       70.48
100,000.00 - 149,999.99              360       44,271,968.84      11.59       7.934       122,977.69      666       67.32
150,000.00 - 199,999.99              222       38,194,293.92       9.99       8.039       172,046.37      659       67.69
200,000.00 - 249,999.99              134       29,547,777.64       7.73       7.950       220,505.80      663       73.45
250,000.00 - 299,999.99              106       28,969,635.12       7.58       8.037       273,298.44      660       70.47
300,000.00 - 349,999.99               80       25,917,876.06       6.78       8.042       323,973.45      662       72.42
350,000.00 - 399,999.99               55       20,326,621.94       5.32       8.072       369,574.94      672       72.28
400,000.00 - 449,999.99               35       14,837,332.08       3.88       8.127       423,923.77      678       76.04
450,000.00 - 499,999.99               30       14,245,721.01       3.73       7.298       474,857.37      678       76.09
500,000.00 - 549,999.99               18        9,434,064.94       2.47       7.484       524,114.72      689       71.49
550,000.00 - 599,999.99               12        6,974,863.50       1.83       8.344       581,238.63      687       73.80
600,000.00 - 649,999.99               11        6,960,275.10       1.82       7.082       632,752.28      680       77.34
650,000.00 - 699,999.99               12        8,095,803.71       2.12       8.037       674,650.31      693       69.51
700,000.00 - 749,999.99                6        4,424,030.13       1.16       8.059       737,338.36      674       68.10
750,000.00 - 799,999.99                4        3,062,942.03       0.80       8.041       765,735.51      694       52.66
800,000.00 - 849,999.99                2        1,613,163.10       0.42       8.569       806,581.55      645       49.36
850,000.00 - 899,999.99                2        1,768,978.85       0.46       7.817       884,489.43      721       77.31
900,000.00 - 949,999.99                1          919,948.55       0.24      10.500       919,948.55      620       55.75
950,000.00 - 999,999.99                5        4,948,394.24       1.29      10.387       989,678.85      687       63.08
1,000,000.00 - 1,049,999.99            2        2,030,000.00       0.53       6.441     1,015,000.00      698       53.50
1,050,000.00 - 1,099,999.99            1        1,052,297.04       0.28       6.875     1,052,297.04      738       69.46
1,100,000.00 - 1,149,999.99            1        1,110,332.06       0.29       7.375     1,110,332.06      691       69.40
1,250,000.00 - 1,299,999.99            1        1,275,000.00       0.33       8.000     1,275,000.00      621       75.00
1,400,000.00 - 1,449,999.99            1        1,447,879.03       0.38       9.375     1,447,879.03       NA       48.26
1,450,000.00 - 1,499,999.99            1        1,495,118.58       0.39       9.125     1,495,118.58      698       47.62
1,600,000.00 - 1,649,999.99            1        1,618,936.51       0.42      11.400     1,618,936.51      661       99.93
1,650,000.00 - 1,699,999.99            1        1,688,880.00       0.44      10.990     1,688,880.00      737       54.48
2,000,000.00 - 3,850,000.00            3        8,497,500.00       2.22       8.632     2,832,500.00      725       56.28
                                   -----     ---------------     ------      ------    -------------      ---       -----
TOTAL:                             3,018     $382,137,577.32     100.00%      8.101%   $  126,619.48      672       69.05%
                                   =====     ===============     ======      ======    =============      ===       =====

As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $126,619.

MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
MORTGAGE RATES (%)                 LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
2.000 - 2.999                          2     $    206,929.34       0.05%      2.799%   $103,464.67      624       48.47%
3.000 - 3.999                         20        1,040,196.56       0.27       3.341      52,009.83      689       73.38
4.000 - 4.999                         39        3,856,712.41       1.01       4.475      98,890.06      706       69.13
5.000 - 5.999                        366       42,908,539.52      11.23       5.544     117,236.45      725       56.88
6.000 - 6.999                        497       77,747,682.17      20.35       6.428     156,433.97      696       70.13
7.000 - 7.999                        549       83,245,595.81      21.78       7.448     151,631.32      682       71.54
8.000 - 8.999                        490       58,730,826.69      15.37       8.360     119,858.83      669       73.28
9.000 - 9.999                        398       36,098,691.03       9.45       9.307      90,700.23      634       71.89
10.000 - 10.999                      344       33,996,119.54       8.90      10.523      98,825.93      635       72.17
11.000 - 11.999                      200       28,731,743.23       7.52      11.463     143,658.72      610       65.93
12.000 - 12.999                       78       10,636,626.83       2.78      12.597     136,367.01      623       62.49
13.000 - 13.999                       16        3,212,353.94       0.84      13.537     200,772.12      627       53.11
14.000 - 14.999                        8        1,592,797.11       0.42      14.540     199,099.64      567       59.13
15.000 - 15.999                       10          124,705.19       0.03      15.561      12,470.52      611       65.07
16.000 - 16.500                        1            8,057.95       0.00      16.500       8,057.95      552       17.52
                                   -----     ---------------     ------      ------    -----------      ---       -----
TOTAL:                             3,018     $382,137,577.32     100.00%      8.101%   $126,619.48      672       69.05%
                                   =====     ===============     ======      ======    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 8.101% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
ORIGINAL                          MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN-TO-VALUE RATIOS (%)           LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
3.50 - 10.00                           12    $    274,002.56       0.07%     6.606%    $ 22,833.55      731        4.32%
10.01 - 20.00                          91       4,421,726.02       1.16      6.693       48,590.40      746        9.98
20.01 - 30.00                         160      12,361,321.38       3.23      6.622       77,258.26      746       16.37
30.01 - 40.00                         140      13,016,292.78       3.41      7.901       92,973.52      705       27.23
40.01 - 50.00                         157      26,279,690.43       6.88      8.419      167,386.56      689       44.05
50.01 - 60.00                         206      35,982,881.88       9.42      9.246      174,674.18      660       53.14
60.01 - 70.00                         355      62,956,349.39      16.47      9.142      177,341.83      657       64.16
70.01 - 80.00                         779     122,942,154.98      32.17      7.447      157,820.48      685       76.47
80.01 - 90.00                         402      42,031,583.39      11.00      7.882      104,556.18      657       84.08
90.01 - 95.00                         388      34,988,178.48       9.16      8.442       90,175.72      635       92.13
95.01 - 100.00                        262      22,852,092.61       5.98      7.801       87,221.73      648       94.00
100.01 - 105.00                        24       1,892,439.88       0.50      7.210       78,851.66      661       88.57
105.01 - 110.00                         9         539,362.81       0.14      8.336       59,929.20      692       97.15
110.01 - 115.00                        12         639,313.82       0.17      7.810       53,276.15      690       96.76
115.01 - 120.00                         5         209,667.25       0.05      7.663       41,933.45      711       79.14
120.01 - 125.00                         3         207,544.19       0.05      8.565       69,181.40      711      118.11
125.01 - 130.00                         1         105,244.58       0.03      5.625      105,244.58      807       71.59
130.01 - 135.00                         3          81,230.55       0.02      6.758       27,076.85      709       93.81
135.01 - 140.00                         2         120,328.07       0.03      6.212       60,164.04      646       76.79
140.01 - 339.55                         7         236,172.27       0.06      6.014       33,738.90      712       83.99
                                    -----    ---------------     ------      -----     -----------      ---      ------
TOTAL:                              3,018    $382,137,577.32     100.00%     8.101%    $126,619.48      672       69.05%
                                    =====    ===============     ======      =====     ===========      ===      ======

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 3.50% and 339.55%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 71.90%.

CURRENT LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
CURRENT                           MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN-TO-VALUE RATIOS (%)           LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
0.06 - 10.00                         142     $  4,175,868.06       1.09%     6.692%    $ 29,407.52      762        6.67%
10.01 - 20.00                        256       16,160,606.17       4.23      6.414       63,127.37      751       15.46
20.01 - 30.00                        132        8,351,185.37       2.19      7.066       63,266.56      734       24.80
30.01 - 40.00                        123       10,895,860.13       2.85      8.416       88,584.23      676       35.21
40.01 - 50.00                        155       26,975,844.23       7.06      8.719      174,037.70      680       46.79
50.01 - 60.00                        222       35,775,639.92       9.36      9.110      161,151.53      658       55.56
60.01 - 70.00                        402       65,856,223.60      17.23      9.100      163,821.45      658       65.45
70.01 - 80.00                        653      110,465,786.62      28.91      7.449      169,166.60      684       77.14
80.01 - 90.00                        388       46,949,872.98      12.29      7.816      121,004.83      657       85.90
90.01 - 95.00                        369       35,575,842.34       9.31      8.403       96,411.50      638       93.52
95.01 - 100.00                       143       18,086,732.40       4.73      7.802      126,480.65      653       98.01
100.01 - 105.00                       14        1,722,967.06       0.45      7.770      123,069.08      612      101.06
105.01 - 110.00                        8          502,987.47       0.13      8.861       62,873.43      622      108.18
110.01 - 115.00                        6          342,674.83       0.09      8.232       57,112.47      657      112.99
115.01 - 120.00                        2          107,934.28       0.03      9.290       53,967.14      721      118.62
120.01 - 123.92                        3          191,551.86       0.05      7.838       63,850.62      602      122.88
                                   -----     ---------------     ------      -----     -----------      ---      ------
TOTAL:                             3,018     $382,137,577.32     100.00%     8.101%    $126,619.48      672       69.05%
                                   =====     ===============     ======      =====     ===========      ===      ======

The minimum and maximum Current Loan-to-Value Ratios of the Mortgage Loans are approximately 0.06% and 123.92%, respectively, and the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 69.05%.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

DELINQUENCY STATUS OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
DELINQUENCY STATUS                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Current                            2,846      $349,632,968.36          91.49%          8.080%   $122,850.66      673       68.66%
1 Month                              172        32,504,608.96           8.51           8.336     188,980.28      653       73.24
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

NUMBER OF 30-DAY DELINQUENCIES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 30-DAY DELINQUENCIES    MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0                                  2,236      $274,742,456.11          71.90%          8.145%   $122,872.30      679       67.89%
1                                    401        57,606,697.10          15.07           7.894     143,657.60      664       71.29
2                                    102        13,077,574.46           3.42           8.120     128,211.51      660       69.72
3                                     84        14,823,855.74           3.88           8.323     176,474.47      652       72.01
4                                     53         6,281,757.14           1.64           8.125     118,523.72      643       72.13
5                                     43         4,506,133.17           1.18           7.972     104,793.79      635       77.68
6                                     23         2,363,751.69           0.62           8.351     102,771.81      611       79.79
7                                     33         3,763,012.19           0.98           7.589     114,030.67      583       73.10
8                                     17         2,135,208.26           0.56           8.014     125,600.49      620       72.85
9                                      9         1,182,744.05           0.31           7.454     131,416.01      545       84.01
10                                    15         1,451,567.83           0.38           7.498      96,771.19      601       77.38
11                                     1            80,341.71           0.02           6.625      80,341.71      782       19.60
12                                     1           122,477.87           0.03           9.500     122,477.87      642       90.72
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

NUMBER OF 60-DAY DELINQUENCIES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 60-DAY DELINQUENCIES    MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0                                  2,859      $362,865,568.42          94.96%          8.122%   $126,920.45      675       68.61%
1                                     52         6,697,518.92           1.75           7.341     128,798.44      655       75.76
2                                     23         2,583,361.35           0.68           7.744     112,320.06      641       76.30
3                                     30         2,582,648.36           0.68           8.149      86,088.28      608       79.75
4                                     18         1,906,730.53           0.50           8.487     105,929.47      600       71.90
5                                     13         2,324,146.85           0.61           7.563     178,780.53      587       72.97
6                                      7           682,406.64           0.18           8.068      97,486.66      526       89.37
7                                      7         1,713,255.86           0.45           7.559     244,750.84      562       91.42
8                                      1            68,147.88           0.02           8.625      68,147.88      570       82.60
9                                      8           713,792.51           0.19           7.953      89,224.06      583       71.55
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

NUMBER OF 90-DAY DELINQUENCIES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE     AVERAGE     AVERAGE
NUMBER OF 90-DAY DELINQUENCIES    MORTGAGE       AGGREGATE           AGGREGATE       AVERAGE     PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0                                  2,937      $372,339,901.41          97.44%          8.106%   $126,775.59      674       68.71%
1                                     34         3,910,488.15           1.02           7.669     115,014.36      593       77.25
2                                      9           760,338.45           0.20           8.573      84,482.05      575       77.13
3                                     15         2,583,699.56           0.68           7.798     172,246.64      591       86.19
4                                      8           538,828.66           0.14           8.813      67,353.58      581       81.93
5                                      4           561,713.74           0.15           7.973     140,428.44      516       92.95
6                                      3           728,814.84           0.19           8.376     242,938.28      615       96.00
7                                      1            29,795.01           0.01          10.450      29,795.01      531       35.05
8                                      7           683,997.50           0.18           7.844      97,713.93      585       73.14
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

NUMBER OF 120-DAY DELINQUENCIES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
NUMBER OF 120-DAY                NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE MORTGAGE     MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOANS                              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0                                  2,976      $376,717,045.72          98.58%          8.101%   $126,585.03      673       68.82%
1                                     13         1,991,117.28           0.52           7.366     153,162.87      585       85.43
2                                      7           954,412.45           0.25           9.229     136,344.64      609       81.77
3                                      7           470,680.78           0.12           8.840      67,240.11      582       81.84
4                                      4           561,713.74           0.15           7.973     140,428.44      516       92.95
5                                      4           758,609.85           0.20           8.457     189,652.46      612       93.61
7                                      7           683,997.50           0.18           7.844      97,713.93      585       73.14
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

NUMBER OF 150-DAY DELINQUENCIES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
NUMBER OF 150-DAY                NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE MORTGAGE     MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOANS                              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0                                  2,989      $378,708,163.00          99.10%          8.098%   $126,700.62      673       68.91%
1                                      8           989,274.65           0.26           9.270     123,659.33      607       80.86
2                                      6           435,818.58           0.11           8.717      72,636.43      583       83.92
3                                      5           591,508.75           0.15           8.098     118,301.75      517       90.04
4                                      4           851,185.45           0.22           8.257     212,796.36      599       93.55
5                                      1            31,323.31           0.01          12.000      31,323.31      551       67.36
6                                      5           530,303.58           0.14           7.667     106,060.72      606       72.14
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

NUMBER OF 180-DAY DELINQUENCIES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
NUMBER OF 180-DAY                NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE MORTGAGE     MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOANS                              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0                                  2,998      $379,727,232.66          99.37%          8.101%   $126,660.18      672       68.94%
1                                      7           558,189.19           0.15           8.461      79,741.31      566       82.83
2                                      5           593,037.05           0.16           8.186     118,607.41      518       91.60
3                                      3           728,814.84           0.19           8.376     242,938.28      615       96.00
5                                      5           530,303.58           0.14           7.667     106,060.72      606       72.14
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
ORIGINAL TERMS TO                 MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MATURITY (IN MONTHS)               LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
23 - 59                               44      $  7,617,849.08           1.99%          7.161%   $173,132.93      689       70.56%
60 - 119                              85        11,040,616.10           2.89           7.264     129,889.60      667       72.68
120 - 179                            107         5,549,623.53           1.45           8.023      51,865.64      679       61.47
180 - 239                            302        19,393,347.31           5.07           8.236      64,216.38      679       62.04
240 - 299                            170        14,029,522.57           3.67           9.574      82,526.60      676       69.15
300 - 359                            146        17,049,328.28           4.46           9.640     116,776.22      663       69.25
360 - 419                          2,129       297,368,459.89          77.82           8.048     139,675.18      669       69.40
420 - 481                             35        10,088,830.56           2.64           6.435     288,252.30      731       70.62
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 330 months.

STATED REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE     AVERAGE     AVERAGE
STATED REMAINING TERMS            MORTGAGE       AGGREGATE           AGGREGATE       AVERAGE     PRINCIPAL     CREDIT     CURRENT
TO MATURITY (IN MONTHS)            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
2 - 60                               239      $ 20,006,370.46           5.24%          7.227%   $ 83,708.66      688       63.13%
61 - 120                             432        20,183,574.98           5.28           7.121      46,721.24      718       39.14
121 - 180                            395        30,428,147.12           7.96           7.612      77,033.28      702       47.74
181 - 240                            213        20,476,306.45           5.36           9.204      96,132.89      672       63.59
241 - 300                            169        18,964,404.35           4.96           9.616     112,215.41      659       65.28
301 - 360                          1,543       263,036,424.98          68.83           8.160     170,470.79      663       74.70
361 - 473                             27         9,042,348.98           2.37           6.497     334,901.81      726       76.55
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average stated remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 296 months.

The stated remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the Statistical Calculation Date.

REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS AS OF THE PAID THROUGH DATE

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE     AVERAGE     AVERAGE
REMAINING TERMS                   MORTGAGE       AGGREGATE           AGGREGATE       AVERAGE     PRINCIPAL     CREDIT     CURRENT
TO MATURITY (IN MONTHS)            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
3 - 60                               238      $ 19,997,014.35           5.23%          7.226%   $ 84,021.07      688       63.14%
61 - 120                             353        15,539,976.43           4.07           7.497      44,022.60      709       44.45
121 - 180                            472        34,721,201.52           9.09           7.377      73,561.87      708       44.47
181 - 240                            216        20,836,206.71           5.45           9.178      96,463.92      673       62.89
241 - 300                            164        18,366,849.51           4.81           9.675     111,992.98      658       64.97
301 - 360                          1,548       263,633,979.82          68.99           8.159     170,306.19      663       74.70
361 - 475                             27         9,042,348.98           2.37           6.497     334,901.81      726       76.55
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

As of the Paid Through Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 297 months.

The remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the date of the last monthly payment made by the related borrower.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

SEASONING OF THE MORTGAGE LOANS AS OF THE PAID THROUGH DATE

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE     AVERAGE     AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE       AVERAGE     PRINCIPAL     CREDIT     CURRENT
SEASONING (IN MONTHS)              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0 - 60                             2,103      $333,263,196.47          87.21%          8.217%   $158,470.37      666       73.69%
61 - 120                             231        11,914,667.39           3.12           8.192      51,578.65      670       68.46
121 - 180                            197        10,129,161.82           2.65           8.296      51,417.07      687       39.54
181 - 240                            330        21,529,362.68           5.63           6.373      65,240.49      748       22.69
241 - 300                            141         5,091,727.05           1.33           7.262      36,111.54      744       22.78
301 - 351                             16           209,461.91           0.05           7.421      13,091.37      727       35.00
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======           =====    ===========      ===       =====

As of the Paid Through Date, the weighted average seasoning of the Mortgage Loans is approximately 32 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
GEOGRAPHIC LOCATION                LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
ALABAMA                               32      $  2,216,206.12           0.58%          8.058%   $ 69,256.44      661       73.53%
ALASKA                                 3           243,246.71           0.06           7.754      81,082.24      655       79.33
ARIZONA                              120        15,278,853.91           4.00           7.697     127,323.78      690       74.68
ARKANSAS                              19         1,256,181.16           0.33           6.984      66,114.80      672       80.82
CALIFORNIA                           310        84,316,963.51          22.06           7.795     271,990.20      685       65.48
COLORADO                              17         3,235,441.90           0.85           6.718     190,320.11      686       69.70
CONNECTICUT                           29         5,537,240.74           1.45           8.419     190,939.34      645       66.33
DISTRICT OF COLUMBIA                   7           462,767.23           0.12           6.019      66,109.60      659       62.52
FLORIDA                              358        53,777,535.78          14.07           8.508     150,216.58      653       69.44
GEORGIA                               66         8,843,792.47           2.31           8.310     133,996.86      659       77.79
HAWAII                                 6         1,395,420.69           0.37           8.085     232,570.12      665       75.34
IDAHO                                  4         1,235,332.67           0.32           7.589     308,833.17      712       78.23
ILLINOIS                              45        11,380,550.23           2.98           8.076     252,901.12      678       76.08
INDIANA                               86         6,840,966.83           1.79           7.953      79,546.13      676       70.90
IOWA                                   5           358,520.59           0.09           7.158      71,704.12      641       71.61
KANSAS                                 8           510,480.10           0.13           7.041      63,810.01      676       79.79
KENTUCKY                              17         1,253,537.51           0.33           8.112      73,737.50      688       61.77
LOUISIANA                             23         2,434,908.07           0.64           9.785     105,865.57      617       69.25
MAINE                                  5           685,216.67           0.18           7.906     137,043.33      629       57.05
MARYLAND                              36         8,757,360.92           2.29           8.902     243,260.03      654       74.20
MASSACHUSETTS                         41         5,781,788.06           1.51           8.267     141,019.22      666       65.81
MICHIGAN                              46         6,429,417.48           1.68           7.851     139,769.95      677       79.43
MINNESOTA                             14         2,606,741.51           0.68           8.648     186,195.82      628       64.20
MISSISSIPPI                           13           738,406.20           0.19           8.699      56,800.48      646       81.17
MISSOURI                              35         2,569,514.47           0.67           8.079      73,414.70      661       71.15
MONTANA                                1           224,377.61           0.06           6.875     224,377.61      761       93.49
NEBRASKA                               3            96,073.24           0.03           8.232      32,024.41      615       74.74
NEVADA                                40         7,223,294.27           1.89           7.183     180,582.36      695       77.62
NEW HAMPSHIRE                          9         1,574,773.89           0.41           8.354     174,974.88      686       58.34
NEW JERSEY                            72        13,387,501.22           3.50           8.591     185,937.52      653       65.10
NEW MEXICO                             2            79,710.65           0.02           5.555      39,855.33      626       86.10
NEW YORK                             440        37,592,299.20           9.84           7.369      85,437.04      701       50.68
NORTH CAROLINA                        48         5,260,089.56           1.38           7.252     109,585.20      644       78.60
NORTH DAKOTA                           1           109,289.12           0.03          12.625     109,289.12      545      109.40
OHIO                                 273        17,982,078.71           4.71           7.678      65,868.42      724       70.37
OKLAHOMA                              16           939,929.42           0.25           7.316      58,745.59      662       78.72
OREGON                                16         2,292,632.47           0.60           7.745     143,289.53      715       58.38
PENNSYLVANIA                          40         3,993,021.53           1.04           8.636      99,825.54      632       73.41
PUERTO RICO                            1            82,174.49           0.02           8.500      82,174.49      615       86.50
RHODE ISLAND                           9         2,320,859.46           0.61           7.695     257,873.27      630       67.44
SOUTH CAROLINA                        30         3,042,599.63           0.80           8.880     101,419.99      615       65.37
SOUTH DAKOTA                           2           111,604.19           0.03           7.536      55,802.10      664       77.29
TENNESSEE                             29         2,233,750.92           0.58           8.429      77,025.89      630       81.10
TEXAS                                557        38,120,270.92           9.98           9.407      68,438.55      620       83.93
UTAH                                  13         5,216,953.69           1.37           7.749     401,304.13      742       52.60
VIRGINIA                              27         6,222,605.66           1.63           7.591     230,466.88      702       65.37
WASHINGTON                            28         4,568,073.68           1.20           7.324     163,145.49      672       75.55
WEST VIRGINIA                          4           143,230.52           0.04           5.958      35,807.63      599       72.23
WISCONSIN                             11         1,035,483.21           0.27           8.038      94,134.84      664       80.75
WYOMING                                1           138,508.53           0.04           7.950     138,508.53       NA       88.79
                                   -----      ---------------         ------          ------    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32         100.00%          8.101%   $126,619.48      672       69.05%
                                   =====      ===============         ======          ======    ===========      ===       =====

No more than approximately 1.01% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

LOAN PURPOSE OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Purchase                           1,854      $196,559,348.25           51.44%         7.747%   $106,019.07      675       75.55%
Refinance With Cash Out              836       146,150,703.64           38.25          8.767     174,821.42      664        61.82
Refinance No Cash Out                328        39,427,525.43           10.32          7.404     120,205.87      685        63.45
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======          =====    ===========      ===       =====

AMORTIZATION TYPES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
AMORTIZATION TYPES                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Fully Amortizing                   2,873      $358,667,293.48           93.86%         8.135%   $124,840.69      672       68.79%
Balloon                              145        23,470,283.84            6.14          7.580     161,864.03      668       73.00
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======          =====    ===========      ===       =====

ADJUSTMENT TYPE OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
ADJUSTMENT TYPE                    LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Adjustable-Rate                    1,405      $222,576,833.18           58.25%         8.318%   $158,417.67      673       63.78%
Fixed-Rate                         1,613       159,560,744.14           41.75          7.799     98,921.73       670       76.40
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======          =====    ===========      ===       =====

LOAN TYPE OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN TYPE                          LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Conventional Uninsured             2,926      $367,943,368.48           96.29%         8.139%   $125,749.61      671       68.32%
Conventional Insured                  81        13,255,709.02            3.47          7.170     163,650.73      681       88.44
Uninsured FHA                          9           835,446.15            0.22          6.388      92,827.35      705       82.42
Uninsured VA                           2           103,053.67            0.03          6.261      51,526.84      607       71.37
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======          =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CREDIT SCORES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
CREDIT SCORES                      LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Not Available                        163      $ 15,482,652.65            4.05%         8.610%   $ 94,985.60       NA       61.33%
500 - 520                             79         6,847,983.77            1.79          8.983      86,683.34      511       77.89
521 - 540                            105        12,915,260.66            3.38          9.219     123,002.48      530       75.99
541 - 560                            115        11,856,333.38            3.10          9.358     103,098.55      550       74.83
561 - 580                            156        17,539,024.03            4.59          9.540     112,429.64      571       70.71
581 - 600                            194        22,380,591.80            5.86          9.777     115,363.88      591       70.08
601 - 620                            217        27,069,533.82            7.08          9.117     124,744.40      610       73.74
621 - 640                            187        28,890,126.88            7.56          8.739     154,492.66      630       75.41
641 - 660                            219        33,865,475.58            8.86          8.251     154,636.87      651       72.11
661 - 680                            197        32,948,843.42            8.62          7.970     167,253.01      670       73.71
681 - 700                            225        33,268,501.78            8.71          7.461     147,860.01      690       70.76
701 - 720                            239        32,298,681.47            8.45          7.311     135,140.93      711       70.52
721 - 740                            200        29,257,222.47            7.66          7.484     146,286.11      731       68.02
741 - 760                            183        23,379,712.87            6.12          7.348     127,757.99      751       62.97
761 - 780                            190        25,233,504.98            6.60          7.078     132,807.92      770       64.97
781 - 800                            191        17,408,515.33            4.56          6.585      91,144.06      790       59.43
801 - 820                            144        10,579,304.86            2.77          6.548      73,467.39      809       36.30
821 - 832                             14           916,307.57            0.24          6.467      65,450.54      825       30.43
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======          =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans with a credit score is approximately 672.

MORTGAGED PROPERTY TYPE OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MORTGAGED PROPERTY TYPE            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Single Family                      2,084      $245,599,590.88           64.27%         8.034%   $117,850.09      669       68.86%
PUD                                  134        32,664,634.47            8.55          7.412     243,765.93      672       75.15
2 to 4 Family                        211        31,753,457.47            8.31          7.479     150,490.32      683       68.98
Condo                                286        28,480,992.03            7.45          7.616      99,583.89      695       69.20
Single Family (Other)(1)             238        24,712,904.66            6.47          9.148     103,835.73      691       68.20
Commercial (Other)(2)                 65        18,925,997.81            4.95         10.567     291,169.20      629       61.98
                                   -----      ---------------          ------         ------    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======         ======    ===========      ===       =====

(1) Single Family (Other) includes the following property types: Co-op, Duplex, Land, and Town House/Row House.

(2) Commercial (Other) includes the following property types: Auto Repair, Auto Sales, Industrial, Mixed-Use, Mobile Home Park, Motel, Multi Family, Office, Restaurant, Retail, RV Park, Special Purpose, Truck Terminal and Warehouse.

OCCUPANCY TYPES OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OCCUPANCY TYPES                    LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Owner Occupied                     2,057      $274,172,229.62           71.75%         8.037%   $133,287.42      666       68.70%
Investment                           897        94,887,114.39           24.83          8.429     105,782.74      687       70.40
Second Home                           64        13,078,233.31            3.42          7.065     204,347.40      697       66.64
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======          =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

DOCUMENTATION LEVELS OF THE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      AGGREGATE            AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
DOCUMENTATION LEVELS               LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Stated Documentation               1,033      $174,326,408.74           45.62%         8.643%   $168,757.41      666       70.65%
Limited Documentation                819        91,069,382.49           23.83          7.912     111,195.83      662       73.56
Full Documentation                   818        67,326,363.46           17.62          7.167      82,306.07      700       55.16
Alternative                          273        36,157,526.61            9.46          7.512     132,445.15      675       76.72
No Income Verified                    65        12,732,729.12            3.33          8.605     195,888.14      667       66.16
No Assets Verified                    10           525,166.90            0.14          9.166      52,516.69      625       76.27
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             3,018      $382,137,577.32          100.00%         8.101%   $126,619.48      672       69.05%
                                   =====      ===============          ======          =====    ===========      ===       =====

REMAINING INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
REMAINING INTEREST ONLY TERM       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
IO Term Expired                      21       $ 1,440,968.10             1.56%         8.131%   $   68,617.53      735       65.75%
2 - 6                                 4           803,452.97             0.87          9.285       200,863.24      589       68.13
7 - 12                                9         2,344,679.82             2.54          8.129       260,519.98      669       63.12
13 - 18                              53        12,835,683.55            13.89          9.410       242,182.71      625       67.39
19 - 24                              17         4,827,661.58             5.23          9.816       283,980.09      694       56.58
25 - 30                               8         1,951,304.89             2.11          7.632       243,913.11      655       56.30
31 - 36                               1           156,000.00             0.17          5.000       156,000.00      735       80.00
37 - 42                              11         2,065,351.83             2.24          6.877       187,759.26      684       82.57
43 - 48                              23         6,475,566.52             7.01          6.954       281,546.37      648       79.68
49 - 54                              52        17,705,015.06            19.16          8.123       340,481.06      648       75.12
55 - 60                              17        11,105,130.59            12.02          8.502       653,242.98      698       59.89
67 - 72                               1         1,000,000.00             1.08          5.875     1,000,000.00      727       55.56
73 - 78                               4         1,205,771.03             1.31          6.707       301,442.76      742       70.94
79 - 84                               1           127,486.41             0.14          8.000       127,486.41      638       95.85
85 - 90                               1            62,838.05             0.07          8.500        62,838.05      611       68.68
91 - 96                               1           512,352.25             0.55          6.875       512,352.25      627       94.88
97 - 102                              3         1,130,551.83             1.22          5.326       376,850.61      708       88.28
103 - 108                            31         8,768,455.71             9.49          6.355       282,853.41      723       75.64
109 - 114                            56        15,870,829.93            17.18          7.143       283,407.68      691       75.43
115 - 120                             8         1,878,584.89             2.03          8.030       234,823.11      672       75.91
121 - 348                             1           123,495.96             0.13         10.990       123,495.96      638       67.85
                                    ---       --------------           ------         ------    -------------      ---       -----
TOTAL:                              323       $92,391,180.97           100.00%         7.903%   $  286,040.81      673       70.97%
                                    ===       ==============           ======         ======    =============      ===       =====

As of the Statistical Calculation Date, the weighted average Remaining Interest Only Term of the Mortgage Loans is approximately 60 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

INDICES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE        AGGREGATE          AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
INDICES                            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
6 MO LIBOR                           414      $103,505,114.74           46.50%         8.501%   $  250,012.35      649       70.58%
1 YR CMT                             334        30,442,199.32           13.68          7.272        91,144.31      712       59.65
3 YR CMT                             274        14,093,526.67            6.33          6.105        51,436.23      757       18.67
PRIME                                229        40,964,516.70           18.40         10.396       178,884.35      644       62.56
COFI                                  47         4,966,891.05            2.23          6.042       105,678.53      748       23.22
MTA                                   38        14,503,351.44            6.52          7.638       381,667.14      710       80.90
1 YR LIBOR                            32         9,329,889.16            4.19          6.522       291,559.04      712       72.35
5 YR CMT                               8           513,005.39            0.23          6.534        64,125.67      729       66.52
OTHER                                  8           545,687.98            0.25          7.192        68,211.00      604       70.02
1 MO LIBOR                             6         1,585,042.90            0.71          7.099       264,173.82      715       70.97
3 MO CMT                               4           231,800.41            0.10          6.157        57,950.10      781       25.05
6 MO CMT                               4           131,213.77            0.06          8.548        32,803.44      592       46.89
Monthly Average - FHFB                 4           190,274.37            0.09          6.446        47,568.59      662       68.45
2 YR CMT                               1            50,853.03            0.02          9.750        50,853.03      661       74.78
3 MO FNMA                              1         1,495,118.58            0.67          9.125     1,495,118.58      698       47.62
30 YR CMT                              1            28,347.67            0.01          9.500        28,347.67      693       35.97
                                   -----      ---------------          ------         ------    -------------      ---       -----
TOTAL:                             1,405      $222,576,833.18          100.00%         8.318%   $  158,417.67      673       63.78%
                                   =====      ===============          ======         ======    =============      ===       =====

FREQUENCY OF MORTGAGE RATE ADJUSTMENT OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
FREQUENCY OF                     NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
MORTGAGE RATE ADJUSTMENT          MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
(IN MONTHS)                        LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
1                                     49      $ 18,030,554.68            8.10%         7.614%   $367,970.50      705       79.47%
6                                    485       123,147,238.67           55.33          8.764     253,911.83      653       67.47
12                                   542        64,773,588.30           29.10          8.215     119,508.47      684       62.52
24                                     2            69,631.95            0.03          8.182      34,815.98      695       60.72
36                                   316        15,571,681.88            7.00          6.161      49,277.47      755       21.48
60                                    11           984,137.70            0.44          6.395      89,467.06      733       67.78
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,405      $222,576,833.18          100.00%         8.318%   $158,417.67      673       63.78%
                                   =====      ===============          ======          =====    ===========      ===       =====

GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
GROSS MARGINS (%)                  LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
-0.750 - -0.001                        1      $    176,413.85            0.08%         6.000%   $176,413.85      694       64.15%
No Margin                             48         1,859,525.01            0.84          6.962      38,740.10      701       57.38
0.250 - 0.999                          3           151,898.77            0.07          7.946      50,632.92      655       55.06
1.000 - 2.999                        697        80,289,739.35           36.07          7.124     115,193.31      708       56.51
3.000 - 5.999                        381        78,647,078.73           35.33          8.308     206,422.78      680       67.50
6.000 - 12.000                       275        61,452,177.47           27.61          9.941     223,462.46      622       68.73
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,405      $222,576,833.18          100.00%         8.318%   $158,417.67      673       63.78%
                                   =====      ===============          ======          =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 4.233% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MAXIMUM MORTGAGE RATES (%)         LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Maximum Rate                      166      $ 18,500,969.44            8.31%          9.001%  $111,451.62      643       63.54%
3.163 - 4.999                          2           899,541.79            0.40           3.818    449,770.90      725       80.68
6.000 - 6.999                          1           286,563.95            0.13           6.663    286,563.95      671       81.88
8.000 - 8.999                          4           305,787.16            0.14           5.284     76,446.79      746       67.20
9.000 - 9.999                         44        14,636,187.37            6.58           7.664    332,640.62      705       78.97
10.000 - 10.999                       35         7,052,424.26            3.17           6.112    201,497.84      722       73.33
11.000 - 11.999                       53        11,396,827.02            5.12           6.362    215,034.47      705       75.93
12.000 - 12.999                      353        43,893,751.50           19.72           6.554    124,344.91      709       58.84
13.000 - 13.999                      279        42,774,393.28           19.22           7.395    153,313.24      683       62.17
14.000 - 14.999                      159        22,660,297.95           10.18           8.176    142,517.60      665       66.92
15.000 - 15.999                       93        13,828,060.87            6.21           9.254    148,688.83      646       57.86
16.000 - 16.999                       68        13,678,889.62            6.15          10.376    201,160.14      662       65.07
17.000 - 17.999                       49         9,404,020.74            4.23          11.217    191,918.79      618       59.76
18.000 - 18.999                       70        15,950,089.28            7.17          11.939    227,858.42      614       58.63
19.000 - 19.999                       17         4,955,634.76            2.23          12.800    291,507.93      627       58.78
20.000 - 23.135                       12         2,353,394.19            1.06          13.445    196,116.18      578       54.65
                                   -----      ---------------          ------          ------   -----------      ---       -----
TOTAL:                             1,405      $222,576,833.18          100.00%          8.318%  $158,417.67      673       63.78%
                                   =====      ===============          ======          ======   ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rates is approximately 14.024% per annum.

MINIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MINIMUM MORTGAGE RATES (%)         LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Minimum Rate                       13      $    697,138.74            0.31%          6.918%  $ 53,626.06      647       63.53%
0.500 - 0.999                          1            43,250.14            0.02           5.250     43,250.14      558       74.70
1.000 - 1.999                         32         3,080,541.51            1.38           7.316     96,266.92      743       74.50
2.000 - 2.999                        233        43,053,780.92           19.34           6.783    184,780.18      714       63.03
3.000 - 3.999                        307        35,074,098.75           15.76           7.045    114,247.88      711       56.31
4.000 - 4.999                         68         6,913,065.74            3.11           7.009    101,662.73      702       51.99
5.000 - 5.999                         88        19,344,361.67            8.69           8.384    219,822.29      707       61.46
6.000 - 6.999                        144        25,609,169.96           11.51           8.327    177,841.46      649       70.03
7.000 - 7.999                        154        26,040,470.81           11.70           8.501    169,093.97      631       73.70
8.000 - 8.999                        128        18,742,160.89            8.42           8.855    146,423.13      636       67.19
9.000 - 9.999                        107        14,412,674.55            6.48           9.373    134,697.89      641       60.42
10.000 - 14.990                      130        29,566,119.50           13.28          11.447    227,431.69      634       62.21
                                   -----      ---------------          ------          ------   -----------      ---       -----
TOTAL:                             1,405      $222,576,833.18          100.00%          8.318%  $158,417.67      673       63.78%
                                   =====      ===============          ======          ======   ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 6.125% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

MONTHS TO NEXT RATE ADJUSTMENT OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MONTHS TO NEXT RATE ADJUSTMENT     LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
1 - 6                                430      $ 54,011,512.47          24.27%          8.048%   $125,608.17      684      62.17%
7 - 12                               281        39,205,323.10          17.61           8.328     139,520.72      673      65.03
13 - 18                              376        55,678,436.71          25.02           8.259     148,080.95      658      60.05
19 - 24                               99        21,923,949.84           9.85          10.286     221,454.04      648      64.54
25 - 30                               72        10,578,846.63           4.75           7.365     146,928.43      695      63.92
31 - 36                               29         9,593,808.17           4.31           8.152     330,820.97      723      59.78
37 - 42                                3           507,743.07           0.23           6.370     169,247.69      711      73.65
43 - 48                               28         5,329,572.80           2.39           6.853     190,341.89      684      81.97
49 - 54                               51        12,385,161.85           5.56           7.514     242,846.31      684      72.11
55 - 60                               16         5,429,007.77           2.44          10.358     339,312.99      635      61.14
61 - 66                                4         1,485,600.00           0.67           7.190     371,400.00      714      71.11
67 - 72                                2         1,145,294.68           0.51           5.938     572,647.34      724      57.29
73 - 78                                5         1,918,121.81           0.86           8.945     383,624.36      669      73.21
79 - 84                                2           460,286.81           0.21          12.522     230,143.41      659      70.27
85 - 113                               7         2,924,167.47           1.31           6.614     417,738.21      708      81.13
                                   -----      ---------------         ------          ------    -----------      ---      -----
TOTAL:                             1,405      $222,576,833.18         100.00%          8.318%   $158,417.67      673      63.78%
                                   =====      ===============         ======          ======    ===========      ===      =====

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 20 months.

PERIODIC CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE        AGGREGATE          AGGREGATE        AVERAGE    PRINCIPAL      CREDIT    CURRENT
PERIODIC CAPS (%)                  LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Periodic Cap                      237       $39,671,159.57          17.82%          8.328%   $167,388.86      671      70.93%
0.750 - 0.999                          1            42,644.18           0.02           8.000      42,644.18       NA       5.69
1.000 - 1.249                        408        75,381,263.37          33.87           8.482     184,758.00      653      68.31
1.500 - 1.999                        260        24,581,927.28          11.04           7.628      94,545.87      679      47.42
2.000 - 2.499                        484        80,347,217.65          36.10           8.288     166,006.65      693      61.15
2.500 - 2.999                          1            31,920.07           0.01           7.875      31,920.07      697      49.11
3.000 - 3.499                          9         1,627,934.67           0.73          11.053     180,881.63      650      61.33
5.000 - 6.000                          5           892,766.39           0.40          10.889     178,553.28      647      58.17
                                   -----      ---------------         ------          ------    -----------      ---      -----
TOTAL:                             1,405      $222,576,833.18         100.00%          8.318%   $158,417.67      673      63.78%
                                   =====      ===============         ======          ======    ===========      ===      =====

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.548% per annum.

INITIAL PERIODIC CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE        AGGREGATE          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
INITIAL PERIODIC CAPS (%)          LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Initial Periodic Cap                4      $  1,110,093.62           0.50%          6.794%   $277,523.41      722       74.55%
0.750 - 0.999                          1            42,644.18           0.02           8.000      42,644.18       NA        5.69
1.000 - 1.249                        470        67,828,417.83          30.47           8.185     144,315.78      671       66.93
1.500 - 1.749                        230        17,483,704.65           7.86           6.954      76,016.11      711       37.82
2.000 - 2.249                        456        72,396,387.80          32.53           9.079     158,764.01      684       59.08
2.500 - 2.749                          1            31,920.07           0.01           7.875      31,920.07      697       49.11
3.000 - 3.249                        166        40,920,488.40          18.38           8.304     246,508.97      633       74.44
4.000 - 4.249                          2           446,243.99           0.20           7.681     223,122.00      654       92.85
4.250 - 4.499                          1            55,000.00           0.02          10.990      55,000.00      649      100.00
5.000 - 10.750                        74        22,261,932.64          10.00           7.434     300,836.93      691       69.20
                                   -----      ---------------         ------          ------    -----------      ---      ------
TOTAL:                             1,405      $222,576,833.18         100.00%          8.318%   $158,417.67      673       63.78%
                                   =====      ===============         ======          ======    ===========      ===      ======

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Adjustable Rate Mortgage Loans with Initial Periodic Caps is approximately 2.218% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

POOL I

                      POOL I MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $149,221,929.33
Aggregate Original Principal Balance      $164,827,417.81
Number of Mortgage Loans                            1,499

                                           MINIMUM      MAXIMUM    AVERAGE (1)
                                          ---------   ----------   -----------
Original Principal Balance                  $6,995    $1,620,000     $109,958
Outstanding Principal Balance               $  300    $1,618,937     $ 99,548

                                                                     WEIGHTED
                                           MINIMUM      MAXIMUM    AVERAGE (2)
                                          ---------   ----------   -----------
Original Term (mos)                            23          481          306
Remaining Term (mos)                            3          475          286
Loan Age (mos)                                  0          351           20
Current Interest Rate                       5.375%      16.500%       8.109%
Periodic Rate Cap(3)(4)                     1.000%       2.000%       1.854%
Gross Margin(3)                             0.000%       6.250%       2.838%
Maximum Mortgage Rate(3)(4)                10.375%      19.875%      12.920%
Minimum Mortgage Rate(3)(4)                 1.875%      13.875%       3.978%
Months to Roll(3)                              61          113           84
Current Loan-to-Value                        0.06%      123.92%       77.06%
Credit Score(4)                               500          828          666

                                           EARLIEST     LATEST
                                          ---------   ----------
Maturity Date                             12/5/2006    3/1/2046

                                                                    PERCENT OF
LIEN POSITION                                                      MORTGAGE POOL
-------------                                                      -------------
1st Lien                                                              100.00%

                                                                    PERCENT OF
LOAN TYPE                                                          MORTGAGE POOL
---------                                                          -------------
Adjustable Rate                                                        5.32%
Fixed Rate                                                            94.68%

                                                                    PERCENT OF
OCCUPANCY                                                          MORTGAGE POOL
---------                                                          -------------
Primary                                                                69.62%
Investment                                                             26.78%
Second Home                                                             3.61%

                                                                    PERCENT OF
PROPERTY TYPE                                                      MORTGAGE POOL
-------------                                                      -------------
Single Family                                                          65.64%
Single Family (Other)(5)                                                8.71%
PUD                                                                     8.82%
Condo                                                                   7.45%
2 to 4 Family                                                           8.12%
Commercial (Other)(6)                                                   1.26%

                                                                    PERCENT OF
YEAR OF ORIGINATION                                                MORTGAGE POOL
-------------------                                                -------------
   1984 and prior                                                       0.10%
        1985                                                            0.08%
        1986                                                            0.29%
        1987                                                            0.08%
        1988                                                            0.09%
        1989                                                            0.27%
        1990                                                            0.10%
        1991                                                            0.06%
        1992                                                            0.08%
        1993                                                            0.80%
        1994                                                            0.93%
        1995                                                            0.50%
        1996                                                            0.49%
        1997                                                            0.81%
        1998                                                            1.06%
        1999                                                            0.86%
        2000                                                            0.77%
        2001                                                            1.57%
        2002                                                            3.54%
        2003                                                            3.62%
        2004                                                            6.18%
        2005                                                           41.23%
        2006                                                           36.49%

                                                                     PERCENT OF
LOAN PURPOSE                                                       MORTGAGE POOL
------------                                                       -------------
Purchase                                                               67.54%
Refinance With Cash Out                                                24.06%
Refinance No Cash Out                                                   8.40%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM loans only.

(4)  Minimum, Maximum and Weighting only for loans with values.

(5) Single Family (Other) includes the following property types: Co-op, Duplex, Land, and Town House/Row House.

(6) Commercial (Other) includes the following property types: Auto Repair, Mixed-Use, Mobile Home Park, Motel, Multi Family, Office, Retail, RV Park, and Warehouse.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CATEGORY                        A/ALT A       INSURED       SUBPRIME         TOTAL
--------                     ------------   -----------   ------------   -------------
% of Total                         53.44%         1.44%         45.11%         100.00%
Fixed                              91.51%       100.00%         98.27%          94.68%
ARM                                 8.49%         0.00%          1.73%           5.32%
Balance                      $79,750,511    $2,152,266    $67,319,152    $149,221,929
No. of Loans                         699            18            782           1,499
Average Current Balance         $114,092      $119,570        $86,086         $99,548
% => $200K                         50.32%        40.26%         29.79%          40.91%
% => $500K                         16.40%         0.00%          5.63%          11.30%
WAC                                7.457%        7.354%         8.904%          8.109%
WAM                                  292           323            278             286
WA Age                                19            37             21              20
WA OTERM                             310           360            299             306
Balloon                            11.51%         0.00%         12.71%          11.89%
Fully Amortizing                   88.49%       100.00%         87.29%          88.11%
First Lien                        100.00%       100.00%        100.00%         100.00%
NZ WA FICO                           717           610            600             666
% below 640                         0.00%        64.03%         74.84%          34.69%
WA Current LTV                     74.96%        86.10%         79.25%          77.06%
WA Margin                          2.874%        0.000%         2.626%          2.838%
WA Lifetime Cap (non-zero)        12.560%        0.000%        15.739%         12.920%
WA MTR                                85             0             80              84

PROPERTY TYPE:
--------------
Single Family                      57.57%        89.57%         74.45%          65.64%
Single Family (Other)(1)           10.59%         1.72%          6.70%           8.71%
Condo                               9.82%         5.44%          4.70%           7.45%
PUD                                11.77%         3.26%          5.50%           8.82%
Commercial (Other)(2)               1.06%         0.00%          1.55%           1.26%
2-4 Family                          9.20%         0.00%          7.10%           8.12%

OCCUPANCY STATUS:
-----------------
Owner Occupied                     60.56%       100.00%         79.37%          69.62%
Investment                         34.35%         0.00%         18.66%          26.78%
Second Home                         5.09%         0.00%          1.97%           3.61%

LOAN PURPOSE:
-------------
Purchase                           64.48%        65.66%         71.23%          67.54%
Refinance With Cash Out            25.73%        24.05%         22.07%          24.06%
Refinance No Cash Out               9.79%        10.29%          6.70%           8.40%

INSURANCE:
----------
Conventional Insured                6.24%       100.00%          0.00%           4.78%
Non-MI                             93.76%         0.00%        100.00%          95.22%

STATES > 5% OF TOTAL:
---------------------
TX                                 11.43%         5.23%         32.96%          21.05%
CA                                 14.28%         9.08%          9.79%          12.18%
FL                                 14.39%         0.00%         13.66%          13.85%
NY                                  6.47%         0.00%          8.98%           7.51%
AZ                                  8.66%         0.00%          2.08%           5.57%
Other                              44.77%        85.69%         32.53%          39.84%

DELINQUENCY STATUS:
-------------------
Current                           100.00%        83.21%         85.30%          93.13%
1 Month Delinquent                  0.00%        16.79%         14.70%           6.87%

(1) Single Family (Other) includes the following property types: Co-op, Duplex, Land, and Town House/Row House.

(2) Commercial (Other) includes the following property types: Auto Repair, Mixed-Use, Mobile Home Park, Motel, Multi Family, Office, Retail, RV Park, and Warehouse.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

INDEX:(1)                       A/ALT A       INSURED       SUBPRIME         TOTAL
---------                    ------------   -----------   ------------   -------------
30 YR CMT                        0.00%         0.00%          0.00%          0.00%
1 MO LIBOR                       0.00%         0.00%          0.00%          0.00%
1 YR CMT                         9.98%         0.00%         12.86%         10.41%
1 YR LIBOR                      49.11%         0.00%          0.00%         41.91%
2 YR CMT                         0.00%         0.00%          0.00%          0.00%
3 MO CMT                         0.00%         0.00%          0.00%          0.00%
3 YR CMT                         0.00%         0.00%          0.00%          0.00%
5 YR CMT                         0.00%         0.00%          0.00%          0.00%
6 MO CMT                         0.00%         0.00%          0.00%          0.00%
6 MO LIBOR                      34.11%         0.00%         12.49%         30.94%
COFI                             0.00%         0.00%          0.00%          0.00%
3 MO FNMA                        0.00%         0.00%          0.00%          0.00%
PRIME                            6.80%         0.00%         48.98%         12.98%
Monthly Average - FHFB           0.00%         0.00%          0.00%          0.00%
MTA                              0.00%         0.00%          0.00%          0.00%
OTHER                            0.00%         0.00%         25.67%          3.76%

(1)  For Adjustable Rate Loans only.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

ORIGINAL PRINCIPAL BALANCES OF THE POOL I MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
ORIGINAL PRINCIPAL                MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL       CREDIT    CURRENT
BALANCES ($)                       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE     COUPON      BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
6,995.00 - 49,999.99                 413      $ 11,831,005.32            7.93%         9.316%   $   28,646.50      640       78.05%
50,000.00 - 99,999.99                610        39,837,075.18           26.70          8.931        65,306.68      646       83.52
100,000.00 - 149,999.99              187        20,826,013.58           13.96          8.123       111,369.06      655       76.84
150,000.00 - 199,999.99               87        13,675,634.19            9.16          8.007       157,191.20      660       74.90
200,000.00 - 249,999.99               55         9,882,626.03            6.62          7.274       179,684.11      679       74.50
250,000.00 - 299,999.99               46        10,039,798.70            6.73          7.341       218,256.49      690       68.63
300,000.00 - 349,999.99               30         8,173,043.79            5.48          7.299       272,434.79      673       74.20
350,000.00 - 399,999.99               23         8,054,375.17            5.40          7.764       350,190.22      678       70.79
400,000.00 - 449,999.99               10         3,707,931.36            2.48          6.782       370,793.14      681       75.07
450,000.00 - 499,999.99               12         4,852,173.75            3.25          6.710       404,347.81      704       76.31
500,000.00 - 549,999.99               10         5,273,596.30            3.53          7.534       527,359.63      735       75.63
550,000.00 - 599,999.99                2         1,170,155.47            0.78          6.126       585,077.74      699       72.53
600,000.00 - 649,999.99                3         1,831,728.51            1.23          8.005       610,576.17      720       67.60
650,000.00 - 699,999.99                4         2,592,340.16            1.74          6.445       648,085.04      698       79.51
700,000.00 - 749,999.99                1           673,733.79            0.45          8.500       673,733.79       NA       49.00
750,000.00 - 799,999.99                1           744,132.42            0.50          7.875       744,132.42      620       85.04
1,000,000.00 - 1,049,999.99            1         1,000,000.00            0.67          5.875     1,000,000.00      727       55.56
1,050,000.00 - 1,099,999.99            1         1,052,297.04            0.71          6.875     1,052,297.04      738       69.46
1,100,000.00 - 1,149,999.99            1         1,110,332.06            0.74          7.375     1,110,332.06      691       69.40
1,250,000.00 - 1,299,999.99            1         1,275,000.00            0.85          8.000     1,275,000.00      621       75.00
1,600,000.00 - 1,620,000.00            1         1,618,936.51            1.08         11.400     1,618,936.51      661       99.93
                                   -----      ---------------          ------         ------    -------------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $   99,547.65      666       77.06%
                                   =====      ===============          ======         ======    =============      ===       =====

As of the Statistical Calculation Date, the average Original Principal Balance of the Pool I Mortgage Loans is approximately $109,958.

PRINCIPAL BALANCES OF THE POOL I MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
PRINCIPAL BALANCES ($)             LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
299.54 - 49,999.99                   519      $ 15,483,506.55           10.38%         9.074%   $   29,833.35      646       72.07%
50,000.00 - 99,999.99                576        40,660,768.44           27.25          8.824        70,591.61      652       81.78
100,000.00 - 149,999.99              158        19,016,374.26           12.74          8.099       120,356.80      653       78.06
150,000.00 - 199,999.99               77        13,008,102.69            8.72          8.005       168,936.40      661       75.45
200,000.00 - 249,999.99               46        10,078,053.50            6.75          7.519       219,088.12      673       76.82
250,000.00 - 299,999.99               36         9,829,422.56            6.59          7.333       273,039.52      675       72.35
300,000.00 - 349,999.99               23         7,427,962.18            4.98          7.113       322,954.88      674       77.54
350,000.00 - 399,999.99               21         7,800,632.14            5.23          7.820       371,458.67      678       71.96
400,000.00 - 449,999.99                8         3,361,117.54            2.25          6.718       420,139.69      690       79.63
450,000.00 - 499,999.99               12         5,687,780.68            3.81          6.951       473,981.72      711       75.89
500,000.00 - 549,999.99                6         3,109,960.44            2.08          7.603       518,326.74      720       74.25
550,000.00 - 599,999.99                4         2,363,072.59            1.58          7.583       590,768.15      684       69.75
600,000.00 - 649,999.99                4         2,571,151.55            1.72          6.095       642,787.89      726       81.83
650,000.00 - 699,999.99                3         2,023,326.18            1.36          7.748       674,442.06      731       68.08
700,000.00 - 749,999.99                1           744,132.42            0.50          7.875       744,132.42      620       85.04
1,000,000.00 - 1,049,999.99            1         1,000,000.00            0.67          5.875     1,000,000.00      727       55.56
1,050,000.00 - 1,099,999.99            1         1,052,297.04            0.71          6.875     1,052,297.04      738       69.46
1,100,000.00 - 1,149,999.99            1         1,110,332.06            0.74          7.375     1,110,332.06      691       69.40
1,250,000.00 - 1,299,999.99            1         1,275,000.00            0.85          8.000     1,275,000.00      621       75.00
1,600,000.00 - 1,618,936.51            1         1,618,936.51            1.08         11.400     1,618,936.51      661       99.93
                                   -----      ---------------          ------         ------    -------------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $   99,547.65      666       77.06%
                                   =====      ===============          ======         ======    =============      ===       =====

As of the Statistical Calculation Date, the average Principal Balance of the Pool I Mortgage Loans is approximately $99,548.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

MORTGAGE RATES OF THE POOL I MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION
DATE

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE     AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL    CREDIT     CURRENT
MORTGAGE RATES (%)                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE      SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
5.375 - 5.999                         31      $  7,710,299.18            5.17%         5.833%   $248,719.33      730       67.56%
6.000 - 6.999                        274        44,236,829.08           29.64          6.370     161,448.28      700       73.33
7.000 - 7.999                        250        27,619,956.30           18.51          7.345     110,479.83      677       75.93
8.000 - 8.999                        258        22,613,990.62           15.15          8.312      87,651.13      660       79.48
9.000 - 9.999                        237        14,442,851.48            9.68          9.262      60,940.30      630       88.29
10.000 - 10.999                      266        17,078,827.37           11.45         10.412      64,206.12      617       82.45
11.000 - 11.999                      130        13,241,523.19            8.87         11.435     101,857.87      605       74.78
12.000 - 12.999                       33         1,424,511.10            0.95         12.261      43,167.00      581       82.13
13.000 - 13.999                        8           732,111.23            0.49         13.729      91,513.90      670       56.08
14.000 - 14.999                        2            28,833.83            0.02         14.122      14,416.92      539       64.17
15.000 - 15.999                        9            84,138.00            0.06         15.591       9,348.67      618       70.71
16.000 - 16.500                        1             8,057.95            0.01         16.500       8,057.95      552       17.52
                                   -----      ---------------          ------         ------    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Pool I Mortgage Loans is approximately 8.109% per annum.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
ORIGINAL                          MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN-TO-VALUE RATIOS (%)           LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
4.91 - 10.00                           2      $     21,427.08            0.01%        10.880%   $ 10,713.54      760        1.57%
10.01 - 20.00                         19           611,700.13            0.41          7.385      32,194.74      728        9.94
20.01 - 30.00                         26         2,028,832.70            1.36          7.881      78,032.03      723       19.69
30.01 - 40.00                         25         1,598,189.76            1.07          7.779      63,927.59      691       31.89
40.01 - 50.00                         45         4,789,736.35            3.21          7.292     106,438.59      691       43.31
50.01 - 60.00                         59         9,083,227.54            6.09          8.092     153,953.01      692       53.47
60.01 - 70.00                        125        19,250,791.39           12.90          8.121     154,006.33      683       64.23
70.01 - 80.00                        336        42,920,529.74           28.76          7.582     127,739.67      685       75.90
80.01 - 90.00                        277        24,076,747.15           16.13          8.269      86,919.66      650       84.56
90.01 - 95.00                        342        26,001,875.92           17.42          8.840      76,028.88      628       92.05
95.01 - 100.00                       210        16,931,759.19           11.35          8.382      80,627.42      646       94.86
100.01 - 105.00                       13         1,013,627.07            0.68          7.882      77,971.31      608       92.37
105.01 - 110.00                        5           233,838.78            0.16          8.664      46,767.76      729       84.68
110.01 - 115.00                        6           250,961.08            0.17          9.075      41,826.85      675       99.76
115.01 - 120.00                        4           172,703.67            0.12          8.126      43,175.92      714       81.95
120.01 - 125.00                        3           207,544.19            0.14          8.565      69,181.40      711      118.11
130.01 - 135.00                        1            13,787.83            0.01         10.350      13,787.83      788      102.13
140.01 - 339.55                        1            14,649.76            0.01          9.250      14,649.76      707       66.59
                                   -----      ---------------          ------         ------    -----------      ---      ------
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======         ======    ===========      ===      ======

The minimum and maximum Original Loan-to-Value Ratios of the Pool I Mortgage Loans are approximately 4.91% and 339.55%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 79.67%.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CURRENT LOAN-TO-VALUE RATIOS OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
CURRENT                           MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN-TO-VALUE RATIOS (%)           LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0.06 - 10.00                          51      $  1,166,840.97            0.78%         7.141%   $ 22,879.23      773        5.16%
10.01 - 20.00                         50         1,495,014.78            1.00          7.443      29,900.30      740       14.67
20.01 - 30.00                         32         1,881,271.76            1.26          8.180      58,789.74      696       26.37
30.01 - 40.00                         37         2,340,873.88            1.57          7.614      63,266.86      679       36.47
40.01 - 50.00                         53         5,768,808.73            3.87          7.675     108,845.45      686       46.58
50.01 - 60.00                         82         9,843,068.54            6.60          8.060     120,037.42      685       56.06
60.01 - 70.00                        156        20,368,875.42           13.65          8.188     130,569.71      679       66.45
70.01 - 80.00                        299        41,068,079.29           27.52          7.577     137,351.44      684       76.79
80.01 - 90.00                        293        25,727,456.92           17.24          8.274      87,807.02      647       86.90
90.01 - 95.00                        322        26,511,040.41           17.77          8.770      82,332.42      631       93.52
95.01 - 100.00                       106        11,960,759.98            8.02          8.363     112,837.36      649       98.15
100.01 - 105.00                        8           506,360.49            0.34         10.693      63,295.06      616      101.61
105.01 - 110.00                        1            36,500.69            0.02          8.900      36,500.69      625      105.35
110.01 - 115.00                        4           247,491.33            0.17          8.475      61,872.83      694      112.85
115.01 - 120.00                        2           107,934.28            0.07          9.290      53,967.14      721      118.62
120.01 - 123.92                        3           191,551.86            0.13          7.838      63,850.62      602      122.88
                                   -----      ---------------          ------         ------    -----------      ---      ------
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======         ======    ===========      ===      ======

The minimum and maximum Current Loan-to-Value Ratios of the Pool I Mortgage Loans are approximately 0.06% and 123.92%, respectively, and the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 77.06%.

DELINQUENCY STATUS OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
DELINQUENCY STATUS                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Current                            1,423      $138,966,549.25           93.13%        8.115%    $ 97,657.45      666      77.08%
1 Month Delinquent                    76        10,255,380.08            6.87         8.022      134,939.21      671      76.78
                                   -----      ---------------          ------         -----     -----------      ---      -----
TOTAL:                             1,499      $149,221,929.33          100.00%        8.109%    $ 99,547.65      666      77.06%
                                   =====      ===============          ======         =====     ===========      ===      =====

NUMBER OF 30-DAY DELINQUENCIES OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 30-DAY DELINQUENCIES    MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0                                  1,104      $109,236,792.15           73.20%         8.100%   $ 98,946.37      674      76.77%
1                                    197        21,496,056.75           14.41          8.002     109,117.04      654      78.35
2                                     52         4,310,017.14            2.89          8.494      82,884.95      642      81.34
3                                     46         5,248,179.52            3.52          7.904     114,090.86      656      74.71
4                                     29         3,113,096.86            2.09          8.584     107,348.17      643      74.29
5                                     24         2,177,769.45            1.46          8.184      90,740.39      621      80.86
6                                     14         1,042,296.55            0.70          8.718      74,449.75      613      80.55
7                                     18         1,109,523.97            0.74          8.251      61,640.22      601      67.80
8                                      6           315,438.21            0.21         10.752      52,573.04      624      71.75
9                                      3           521,482.87            0.35          7.238     173,827.62      525      96.02
10                                     5           528,797.99            0.35          7.510     105,759.60      602      68.07
12                                     1           122,477.87            0.08          9.500     122,477.87      642      90.72
                                   -----      ---------------          ------         ------    -----------      ---      -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666      77.06%
                                   =====      ===============          ======         ======    ===========      ===      =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

NUMBER OF 60-DAY DELINQUENCIES OF THE POOL I MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 60-DAY DELINQUENCIES    MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
0                                  1,418     $141,589,373.32      94.89%      8.105%   $ 99,851.46      669       77.09%
1                                     28        3,186,183.45       2.14       7.737     113,792.27      647       72.65
2                                     17        1,208,506.23       0.81       8.638      71,088.60      624       73.81
3                                     16        1,050,334.57       0.70       9.222      65,645.91      602       83.37
4                                      6          464,277.37       0.31       7.381      77,379.56      668       44.49
5                                      6          581,135.75       0.39       8.747      96,855.96      564       92.68
6                                      3           93,423.65       0.06       9.561      31,141.22      551       91.07
7                                      2          580,635.21       0.39       8.170     290,317.61      531       99.82
9                                      3          468,059.78       0.31       7.409     156,019.93      591       73.42
                                   -----     ---------------     ------       -----    -----------      ---       -----
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======       =====    ===========      ===       =====

NUMBER OF 90-DAY DELINQUENCIES OF THE POOL I MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 90-DAY DELINQUENCIES    MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
0                                  1,460     $145,710,428.80      97.65%      8.097%   $ 99,801.66      668       76.94%
1                                     22        1,516,168.10       1.02       8.815      68,916.73      605       75.14
2                                      3          301,146.00       0.20       9.735     100,382.00      627       82.44
3                                      5          708,452.36       0.47       7.679     141,690.47      553       91.52
4                                      3          326,198.57       0.22       8.206     108,732.86      539       93.03
5                                      2           54,065.96       0.04       9.242      27,032.98      560       93.55
6                                      1          137,409.76       0.09      12.750     137,409.76      553      102.54
7                                      1           29,795.01       0.02      10.450      29,795.01      531       35.05
8                                      2          438,264.77       0.29       7.202     219,132.39      596       76.03
                                   -----     ---------------     ------      ------    -----------      ---      ------
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======      ======    ===========      ===      ======

NUMBER OF 120-DAY DELINQUENCIES OF THE POOL I MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
NUMBER OF 120-DAY                NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE MORTGAGE     MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOANS                              LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
0                                  1,483     $147,267,306.98      98.69%      8.105%   $ 99,303.65      668       76.92%
1                                      5          836,120.68       0.56       8.056     167,224.14      559       94.35
2                                      2          132,767.60       0.09       9.078      66,383.80      650       64.50
3                                      3          326,198.57       0.22       8.206     108,732.86      539       93.03
4                                      2           54,065.96       0.04       9.242      27,032.98      560       93.55
5                                      2          167,204.77       0.11      12.340      83,602.39      549       90.51
7                                      2          438,264.77       0.29       7.202     219,132.39      596       76.03
                                   -----     ---------------     ------      ------    -----------      ---       -----
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======      ======    ===========      ===       =====

NUMBER OF 150-DAY DELINQUENCIES OF THE POOL I MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
NUMBER OF 150-DAY                NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE MORTGAGE     MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOANS                              LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
0                                  1,488     $148,103,427.66      99.25%      8.105%   $ 99,531.87      667       77.02%
1                                      2          132,767.60       0.09       9.078      66,383.80      650       64.50
2                                      3          326,198.57       0.22       8.206     108,732.86      539       93.03
3                                      3           83,860.97       0.06       9.671      27,953.66      550       72.77
4                                      1          137,409.76       0.09      12.750     137,409.76      553      102.54
6                                      2          438,264.77       0.29       7.202     219,132.39      596       76.03
                                   -----     ---------------     ------       -----    -----------      ---       -----
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======       =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

NUMBER OF 180-DAY DELINQUENCIES OF THE POOL I MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
NUMBER OF 180-DAY                NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE MORTGAGE     MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOANS                              LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
0                                  1,491     $148,265,990.27      99.36%      8.106%   $ 99,440.64      667       77.00%
1                                      3          326,198.57       0.22       8.206     108,732.86      539       93.03
2                                      2           54,065.96       0.04       9.242      27,032.98      560       93.55
3                                      1          137,409.76       0.09      12.750     137,409.76      553      102.54
5                                      2          438,264.77       0.29       7.202     219,132.39      596       76.03
                                   -----     ---------------     ------      ------    -----------      ---      ------
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======      ======    ===========      ===      ======

ORIGINAL TERMS TO MATURITY OF THE POOL I MORTGAGE LOANS

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
ORIGINAL TERMS TO MATURITY (IN    MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
MONTHS)                            LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
23 - 59                               38     $  6,166,523.24       4.13%      7.343%   $162,276.93      696       72.34%
60 - 119                              72        9,423,128.50       6.31       7.659     130,876.78      660       72.89
120 - 179                             90        4,395,092.31       2.95       8.817      48,834.36      664       61.73
180 - 239                            238       12,010,123.46       8.05       8.050      50,462.70      674       61.88
240 - 299                            109        6,243,007.22       4.18       8.800      57,275.30      653       77.96
300 - 359                             72        5,534,267.17       3.71       8.124      76,864.82      689       83.04
360 - 419                            861       99,462,000.17      66.65       8.227     115,519.16      660       80.05
420 - 481                             19        5,987,787.26       4.01       6.505     315,146.70      721       73.98
                                   -----     ---------------     ------       -----    -----------      ---       -----
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======       =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average original term to maturity of the Pool I Mortgage Loans is approximately 306 months.

STATED REMAINING TERMS TO MATURITY OF THE POOL I MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
STATED REMAINING TERMS            MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
TO MATURITY (IN MONTHS)            LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
2 - 60                               192     $ 16,739,221.84      11.22%      7.503%   $ 87,183.45      688       63.73%
61 - 120                             144        7,095,347.72       4.75       8.790      49,273.25      661       64.91
121 - 180                            173        9,560,279.35       6.41       8.436      55,261.73      653       71.39
181 - 240                            107        7,174,679.36       4.81       8.617      67,053.08      658       76.46
241 - 300                             83        4,801,993.94       3.22       8.818      57,855.35      629       83.11
301 - 360                            782       97,876,646.68      65.59       8.156     125,161.95      663       80.70
361 - 473                             18        5,973,760.44       4.00       6.516     331,875.58      722       74.13
                                   -----     ---------------     ------       -----    -----------      ---       -----
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======       =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average stated remaining term to maturity of the Pool I Mortgage Loans with known remaining terms is approximately 285 months.

The stated remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the Statistical Calculation Date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

REMAINING TERMS TO MATURITY OF THE POOL I MORTGAGE LOANS AS OF THE PAID THROUGH DATE

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
REMAINING TERMS                   MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
TO MATURITY (IN MONTHS)            LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
3 - 60                               191     $ 16,729,865.73      11.21%      7.502%   $ 87,590.92      688       63.73%
61 - 120                             139        6,599,109.70       4.42       8.811      47,475.61      663       65.52
121 - 180                            178       10,025,028.71       6.72       8.438      56,320.39      652       70.64
181 - 240                            108        7,215,524.13       4.84       8.619      66,810.41      658       76.44
241 - 300                             80        4,634,851.74       3.11       8.835      57,935.65      628       83.08
301 - 360                            785       98,043,788.88      65.70       8.156     124,896.55      663       80.71
361 - 475                             18        5,973,760.44       4.00       6.516     331,875.58      722       74.13
                                   -----     ---------------     ------       -----    -----------      ---       -----
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======       =====    ===========      ===       =====

As of the Paid Through Date, the weighted average remaining term to maturity of the Pool I Mortgage Loans with known remaining terms is approximately 286 months.

The remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the date of the last monthly payment made by the related borrower.

SEASONING OF THE POOL I MORTGAGE LOANS AS OF THE PAID THROUGH DATE

                                                               PERCENT OF                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE       AGGREGATE   WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL       PRINCIPAL    AVERAGE    PRINCIPAL     CREDIT     CURRENT
SEASONING (IN MONTHS)              LOANS         BALANCE         BALANCE     COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   ----------   --------   -----------   --------   --------
0 - 60                             1,209     $138,606,330.87      92.89%      8.048%   $114,645.43      666       78.64%
61 - 120                             138        5,634,368.45       3.78       9.251      40,828.76      640       71.18
121 - 180                            102        3,823,528.13       2.56       7.976      37,485.57      710       35.88
181 - 240                             25          783,880.64       0.53      10.297      31,355.23      630       58.34
241 - 300                             13          262,172.11       0.18      10.340      20,167.09      712       47.02
301 - 351                             12          111,649.13       0.07       9.870       9,304.09      682       20.38
                                   -----     ---------------     ------       -----    -----------      ---       -----
TOTAL:                             1,499     $149,221,929.33     100.00%      8.109%   $ 99,547.65      666       77.06%
                                   =====     ===============     ======       =====    ===========      ===       =====

As of the Paid Through Date, the weighted average seasoning of the Pool I Mortgage Loans is approximately 20 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

GEOGRAPHIC DISTRIBUTION OF THE POOL I MORTGAGED PROPERTIES

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
GEOGRAPHIC LOCATION                LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
ALABAMA                               23      $  1,340,116.75            0.90%         9.078%   $ 58,265.95      650       80.16%
ALASKA                                 3           243,246.71            0.16          7.754      81,082.24      655       79.33
ARIZONA                               87         8,307,160.04            5.57          7.852      95,484.60      710       73.64
ARKANSAS                              14           843,085.96            0.56          7.516      60,220.43      621       78.34
CALIFORNIA                            82        18,172,003.30           12.18          6.873     221,609.80      706       66.19
COLORADO                               6           887,303.99            0.59          6.988     147,884.00      721       88.85
CONNECTICUT                            6         1,130,191.62            0.76          7.446     188,365.27      643       82.74
DISTRICT OF COLUMBIA                   6           335,683.63            0.22          6.500      55,947.27      647       62.25
FLORIDA                              155        20,672,864.32           13.85          8.336     133,373.32      666       74.53
GEORGIA                               26         2,640,089.11            1.77          8.536     101,541.89      648       84.74
HAWAII                                 4           934,804.60            0.63          6.992     233,701.15      650       71.76
IDAHO                                  1           449,218.65            0.30          6.200     449,218.65      717       89.84
ILLINOIS                              16         3,784,166.13            2.54          7.874     236,510.38      659       81.79
INDIANA                               33         2,582,613.62            1.73          7.823      78,261.02      668       68.78
IOWA                                   3           344,758.85            0.23          7.224     114,919.62      640       73.89
KANSAS                                 7           479,494.01            0.32          7.011      68,499.14      674       81.78
KENTUCKY                              10           529,607.78            0.35          8.264      52,960.78      675       48.83
LOUISIANA                             15         1,331,497.35            0.89          7.665      88,766.49      666       77.44
MAINE                                  2           129,185.37            0.09          7.076      64,592.69      702       63.80
MARYLAND                              18         4,742,547.76            3.18          8.923     263,474.88      672       78.01
MASSACHUSETTS                         12         2,579,252.12            1.73          8.220     214,937.68      683       72.60
MICHIGAN                              24         2,976,365.56            1.99          7.769     124,015.23      668       77.63
MINNESOTA                              6         1,477,213.61            0.99          9.514     246,202.27      621       71.38
MISSISSIPPI                            8           428,545.36            0.29          7.983      53,568.17      657       83.26
MISSOURI                              13         1,233,108.17            0.83          8.558      94,854.47      666       80.35
NEBRASKA                               2            56,540.24            0.04          9.603      28,270.12      651       80.92
NEVADA                                21         2,959,084.75            1.98          7.117     140,908.80      715       78.66
NEW HAMPSHIRE                          4           608,909.10            0.41          8.883     152,227.28      695       62.54
NEW JERSEY                            24         4,142,501.58            2.78          7.607     172,604.23      674       72.73
NEW YORK                             113        11,206,597.93            7.51          7.434      99,173.43      663       81.39
NORTH CAROLINA                        31         3,293,530.30            2.21          7.267     106,242.91      659       76.38
OHIO                                  93         5,269,388.15            3.53          8.087      56,660.09      693       66.77
OKLAHOMA                              11           779,696.68            0.52          6.951      70,881.52      670       81.80
OREGON                                10         1,146,108.68            0.77          6.905     114,610.87      767       56.45
PENNSYLVANIA                          19         1,476,557.65            0.99          7.733      77,713.56      651       73.59
PUERTO RICO                            1            82,174.49            0.06          8.500      82,174.49      615       86.50
RHODE ISLAND                           2           456,940.22            0.31          5.928     228,470.11      696       85.40
SOUTH CAROLINA                        12         1,013,660.87            0.68          9.609      84,471.74      570       70.12
SOUTH DAKOTA                           1            31,728.20            0.02          7.625      31,728.20      801       35.29
TENNESSEE                             14           962,995.65            0.65          9.468      68,785.40      629       92.44
TEXAS                                514        31,413,731.27           21.05          9.381      61,116.21      620       87.91
UTAH                                   8           724,376.51            0.49          6.901      90,547.06      705       59.80
VIRGINIA                              12         1,526,471.29            1.02          7.569     127,205.94      681       65.25
WASHINGTON                            18         2,578,235.93            1.73          6.982     143,235.33      700       74.15
WEST VIRGINIA                          1            43,287.80            0.03         10.875      43,287.80      538       77.30
WISCONSIN                              7           736,779.14            0.49          8.137     105,254.16      679       82.73
WYOMING                                1           138,508.53            0.09          7.950     138,508.53      NA        88.79
                                   -----      ---------------          ------         ------    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======         ======    ===========      ===       =====

No more than approximately 2.52% of the Pool 1 Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

LOAN PURPOSE OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Purchase                           1,146      $100,786,896.93           67.54%         8.208%   $ 87,946.68      661       82.14%
Refinance With Cash Out              227        35,895,446.40           24.06          8.072     158,129.72      674       66.06
Refinance No Cash Out                126        12,539,586.00            8.40          7.413      99,520.52      681       67.70
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======          =====    ===========      ===       =====

AMORTIZATION TYPES OF THE POOL I MORTGAGE LOANS

                                                                                                  WEIGHTED    WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
AMORTIZATION TYPES                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Fully Amortizing                   1,380      $131,484,374.30           88.11%         8.146%   $ 95,278.53      666       77.62%
Balloon                              119        17,737,555.03           11.89          7.832     149,055.08      669       72.90
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======          =====    ===========      ===       =====

ADJUSTMENT TYPE OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
ADJUSTMENT TYPE                    LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Fixed Rate Loans                   1,479      $141,288,458.56           94.68%         8.141%   $ 95,529.72      664       77.27%
Adjustable Rate Loans                 20         7,933,470.77            5.32          7.530     396,673.54      699       73.27
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======          =====    ===========      ===       =====

LOAN TYPE OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN TYPE                          LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Conventional Uninsured             1,445      $141,430,130.22           94.78%         8.167%   $ 97,875.52      665       76.49%
Conventional Insured                  47         7,128,936.96            4.78          7.125     151,679.51      681       87.22
Uninsured FHA                          6           584,473.97            0.39          6.302      97,412.33      717       90.93
Uninsured VA                           1            78,388.18            0.05          6.500      78,388.18      544       85.20
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======          =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CREDIT SCORES OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
CREDIT SCORES                      LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Not Available                        107      $  8,198,943.78            5.49%         9.104%   $ 76,625.64      NA        78.73%
500 - 520                             56         3,839,976.89            2.57          9.439      68,571.02      511       83.06
521 - 540                             58         4,658,215.77            3.12          8.811      80,314.07      532       85.37
541 - 560                             80         7,646,134.90            5.12          9.116      95,576.69      551       78.91
561 - 580                             94         7,037,640.14            4.72          9.671      74,868.51      571       76.90
581 - 600                            110         8,625,265.48            5.78          9.654      78,411.50      591       79.68
601 - 620                            119        10,222,198.22            6.85          8.508      85,900.83      611       83.61
621 - 640                            107        10,025,412.37            6.72          8.549      93,695.44      629       81.15
641 - 660                            103        11,003,357.47            7.37          8.087     106,828.71      651       80.11
661 - 680                             95        14,172,948.16            9.50          8.257     149,188.93      670       81.49
681 - 700                            111        12,767,576.99            8.56          7.548     115,023.22      690       77.95
701 - 720                            117        12,522,589.36            8.39          7.436     107,030.68      711       75.41
721 - 740                             93        13,055,130.93            8.75          6.904     140,377.75      731       71.32
741 - 760                             80         7,708,806.96            5.17          7.369      96,360.09      751       73.67
761 - 780                             59         7,170,319.51            4.81          6.850     121,530.84      769       73.40
781 - 800                             58         6,369,649.43            4.27          6.899     109,821.54      790       64.68
801 - 820                             50         4,070,908.75            2.73          6.814      81,418.18      809       52.25
821 - 828                              2           126,854.22            0.09          8.794      63,427.11      826       84.87
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======          =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average credit score of the Pool I Mortgage Loans with a credit score is approximately 666.

MORTGAGED PROPERTY TYPE OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MORTGAGED PROPERTY TYPE            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Single Family                      1,028      $ 97,954,676.07           65.64%         8.255%   $ 95,286.65      654       78.64%
PUD                                   58        13,156,282.53            8.82          7.415     226,832.46      694       73.44
Single Family (Other)(1)             171        12,992,843.57            8.71          8.197      75,981.54      684       73.95
2 to 4 Family                         86        12,118,416.22            8.12          7.357     140,911.82      687       73.54
Condo                                142        11,112,379.37            7.45          8.050      78,256.19      701       77.56
Commercial (Other)(2)                 14         1,887,331.57            1.26          9.882     134,809.40      615       61.25
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======          =====    ===========      ===       =====

(1) Single Family (Other) includes the following property types: Co-op, Duplex, Land, and Town House/Row House.

(2) Commercial (Other) includes the following property types: Auto Repair, Mixed-Use, Mobile Home Park, Motel, Multi Family, Office, Retail, RV Park, and Warehouse.

OCCUPANCY TYPES OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                 MORTGAGE        AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OCCUPANCY TYPES                    LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Owner Occupied                       987      $103,882,433.97           69.62%         8.205%   $105,250.69      653       77.70%
Investment                           488        39,955,467.71           26.78          8.056      81,875.96      692       75.67
Second Home                           24         5,384,027.65            3.61          6.640     224,334.49      715       75.06
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======          =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

DOCUMENTATION LEVELS OF THE POOL I MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
DOCUMENTATION LEVELS               LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Stated Documentation                 492      $ 55,071,078.88           36.91%         8.179%   $111,933.09      668       77.64%
Limited Documentation                566        54,069,899.37           36.23          8.186      95,529.86      657       77.37
Full Documentation                   237        18,436,123.26           12.35          7.872      77,789.55      669       71.55
Alternative                          164        16,537,667.57           11.08          7.766     100,839.44      678       81.40
No Income Verified                    34         4,823,475.00            3.23          8.356     141,866.91      700       72.73
No Assets Verified                     6           283,685.25            0.19         10.808      47,280.88      559       84.25
                                   -----      ---------------          ------         ------    -----------      ---       -----
TOTAL:                             1,499      $149,221,929.33          100.00%         8.109%   $ 99,547.65      666       77.06%
                                   =====      ===============          ======         ======    ===========      ===       =====

REMAINING INTEREST ONLY TERM OF THE POOL I MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
REMAINING INTEREST ONLY TERM       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
IO Term Expired                      10        $   609,038.23            2.76%         8.899%   $   60,903.82      709       80.17%
2 - 6                                 2            312,952.97            1.42          6.648       156,476.49      697       73.56
7 - 12                                3            787,180.32            3.57          8.955       262,393.44      710       67.96
13 - 18                               4            790,025.98            3.58          7.710       197,506.50      691       87.08
19 - 24                               7          1,142,781.58            5.18          6.964       163,254.51      736       64.87
25 - 30                               5            515,304.89            2.34          7.154       103,060.98      677       63.06
37 - 42                               6            838,144.60            3.80          7.256       139,690.77      634       82.97
43 - 48                               6          1,273,152.37            5.77          7.019       212,192.06      687       77.40
49 - 54                               9          2,177,430.64            9.88          7.611       241,936.74      639       70.23
55 - 60                               4          2,517,225.60           11.42          7.939       629,306.40      643       71.21
67 - 72                               1          1,000,000.00            4.54          5.875     1,000,000.00      727       55.56
73 - 78                               4          1,205,771.03            5.47          6.707       301,442.76      742       70.94
79 - 84                               1            127,486.41            0.58          8.000       127,486.41      638       95.85
85 - 90                               1             62,838.05            0.29          8.500        62,838.05      611       68.68
97 - 102                              1            642,198.21            2.91          5.375       642,198.21      723       90.45
103 - 108                            12          2,725,607.38           12.36          6.332       227,133.95      729       70.28
109 - 114                            24          4,845,611.58           21.98          8.008       201,900.48      697       81.51
115 - 117                             4            475,455.00            2.16         10.299       118,863.75      596       55.91
                                    ---        --------------          ------         ------    -------------      ---       -----
TOTAL:                              104        $22,048,204.84          100.00%         7.429%   $  212,001.97      692       73.92%
                                    ===        ==============          ======         ======    =============      ===       =====

As of the Statistical Calculation Date, the weighted average remaining interest only term of the Pool I Mortgage Loans is approximately 69 months.

INDICES OF THE POOL I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
INDICES                            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
1 YR LIBOR                            7        $3,324,610.34            41.91%         6.173%   $474,944.33      731       71.15%
6 MO LIBOR                            5         2,454,581.71            30.94          7.803     490,916.34      712       73.11
PRIME                                 4         1,030,037.60            12.98         11.886     257,509.40      595       70.07
1 YR CMT                              3           825,600.00            10.41          6.942     275,200.00      723       80.00
OTHER                                 1           298,641.12             3.76          7.000     298,641.12      533       90.50
                                    ---        -------------           ------         ------    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======         ======    ===========      ===       =====

FREQUENCY OF MORTGAGE RATE ADJUSTMENT OF THE POOL I ADJUSTABLE RATE MORTGAGE
LOANS

                                                                                                              WEIGHTED   WEIGHTED
FREQUENCY OF                     NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
MORTGAGE RATE ADJUSTMENT          MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
(IN MONTHS)                        LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
6                                     9        $3,484,619.31            43.92%         9.010%   $387,179.92      678       72.21%
12                                   11         4,448,851.46            56.08          6.371     404,441.04      716       74.09
                                    ---        -------------           ------          -----    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======          =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

GROSS MARGINS OF THE POOL I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
GROSS MARGINS (%)                  LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Margin                             1        $  298,641.12             3.76%         7.000%   $298,641.12      533       90.50%
1.875 - 2.999                        12         5,279,923.12            66.55          6.882     439,993.59      724       73.42
3.000 - 5.999                         6         2,055,350.79            25.91          8.350     342,558.47      667       70.78
6.000 - 6.250                         1           299,555.74             3.78         13.875     299,555.74      649       70.48
                                    ---        -------------           ------         ------    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Gross Margin of the Pool I Adjustable Rate Mortgage Loans is approximately 2.838% per annum.

MAXIMUM MORTGAGE RATES OF THE POOL I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MAXIMUM MORTGAGE RATES (%)         LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Maximum Rate                       1        $  298,641.12             3.76%         7.000%   $298,641.12      533       90.50%
10.375 - 10.999                       4         2,026,989.31            25.55          5.717     506,747.33      734       69.45
11.000 - 11.999                       3         1,126,871.03            14.20          6.392     375,623.68      735       69.99
12.000 - 12.999                       5         2,243,831.72            28.28          7.114     448,766.34      728       77.14
13.000 - 13.999                       2           809,600.00            10.20          7.639     404,800.00      694       63.70
16.000 - 16.999                       2           558,231.06             7.04         10.890     279,115.53      669       87.76
17.000 - 17.999                       2           569,750.79             7.18         11.373     284,875.40      543       69.91
19.000 - 19.875                       1           299,555.74             3.78         13.875     299,555.74      649       70.48
                                    ---        -------------           ------         ------    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the Pool I weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rates is approximately 12.920% per annum.

MINIMUM MORTGAGE RATES OF THE POOL I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MINIMUM MORTGAGE RATES (%)         LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Minimum Rate                       1        $  298,641.12             3.76%         7.000%   $298,641.12      533       90.50%
1.875 - 1.999                         1           269,803.12             3.40          5.875     269,803.12      780       77.09
2.000 - 2.999                        10         4,849,388.93            61.13          6.834     484,938.89      723       73.33
3.000 - 3.999                         3           825,600.00            10.41          6.942     275,200.00      723       80.00
5.000 - 5.999                         1           660,000.00             8.32          7.500     660,000.00      703       60.00
10.000 - 13.875                       4         1,030,037.60            12.98         11.886     257,509.40      595       70.07
                                    ---        -------------           ------         ------    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the Pool I weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rates is approximately 3.978% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

MONTHS TO NEXT RATE ADJUSTMENT OF THE POOL I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MONTHS TO NEXT RATE ADJUSTMENT     LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
61 - 66                               4        $1,485,600.00            18.73%         7.190%   $371,400.00      714       71.11%
67 - 72                               2         1,145,294.68            14.44          5.938     572,647.34      724       57.29
73 - 78                               5         1,918,121.81            24.18          8.945     383,624.36      669       73.21
79 - 84                               2           460,286.81             5.80         12.522     230,143.41      659       70.27
85 - 113                              7         2,924,167.47            36.86          6.614     417,738.21      708       81.13
                                    ---        -------------           ------         ------    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Pool I Adjustable Rate Mortgage Loans is approximately 84 months.

PERIODIC CAPS OF THE POOL I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
PERIODIC CAPS (%)                  LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Periodic Cap                       1        $  298,641.12             3.76%         7.000%   $298,641.12      533       90.50%
1.000 - 1.249                         2           596,989.99             7.52         10.122     298,495.00      680       94.99
1.500 - 2.000                        17         7,037,839.66            88.71          7.333     413,990.57      708       70.69
                                    ---        -------------           ------         ------    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Pool I Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.854% per annum.

INITIAL PERIODIC CAPS OF THE POOL I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
 INITIAL PERIODIC CAPS (%)         LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
1.000 - 1.249                         4        $1,040,925.79            13.12%         8.703%   $260,231.45      641       90.10%
1.500 - 1.749                         1           299,555.74             3.78         13.875     299,555.74      649       70.48
2.000 - 2.249                         7         2,438,539.08            30.74          7.554     348,362.73      688       73.12
5.000 - 6.000                         8         4,154,450.16            52.37          6.766     519,306.27      724       69.33
                                    ---        -------------           ------         ------    -----------      ---       -----
TOTAL:                               20        $7,933,470.77           100.00%         7.530%   $396,673.54      699       73.27%
                                    ===        =============           ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Pool I Adjustable Rate Mortgage Loans with Initial Periodic Caps is approximately 3.637% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

POOL II

                      POOL II MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $232,915,647.99
Aggregate Original Principal Balance      $262,719,674.85
Number of Mortgage Loans                            1,519

                                           MINIMUM     MAXIMUM    AVERAGE (1)
                                          --------   ----------   -----------
Original Principal Balance                $16,000    $3,850,000     $172,956
Outstanding Principal Balance             $ 1,079    $3,850,000     $153,335

                                                                   WEIGHTED
                                           MINIMUM     MAXIMUM    AVERAGE (2)
                                          --------   ----------   -----------
Original Term (mos)                           24          480          345
Remaining Term (mos)                          10          473          305
Loan Age (mos)                                 0          339           40
Current Interest Rate                      2.000%      15.500%       8.097%
Periodic Rate Cap(3)(4)                    0.750%       6.000%       1.535%
Gross Margin(3)                           -0.750%      12.000%       4.284%
Maximum Mortgage Rate(3)(4)                3.163%      23.135%      14.067%
Minimum Mortgage Rate(3)(4)                0.500%      14.990%       6.202%
Months to Roll(3)                              1           60           17
Current Loan-to-Value                       0.15%      114.42%       63.92%
Credit Score(4)                              502          832          675

                                          EARLIEST     LATEST
                                          --------   ----------
Maturity Date                             7/1/2007    2/1/2046

                                                                    PERCENT OF
LIEN POSITION                                                      MORTGAGE POOL
-------------                                                      -------------
1st Lien                                                              100.00%

                                                                    PERCENT OF
LOAN TYPE                                                          MORTGAGE POOL
---------                                                          -------------
Adjustable Rate                                                        92.15%
Fixed Rate                                                              7.85%

                                                                    PERCENT OF
OCCUPANCY                                                          MORTGAGE POOL
---------                                                          -------------
Primary                                                                73.11%
Investment                                                             23.58%
Second Home                                                             3.30%

                                                                    PERCENT OF
PROPERTY TYPE                                                      MORTGAGE POOL
-------------                                                      -------------
Single Family                                                          63.39%
Single Family (Other)(5)                                                5.03%
PUD                                                                     8.38%
Condo                                                                   7.46%
2 to 4 Family                                                           8.43%
Commercial (Other)(6)                                                   7.32%

                                                                    PERCENT OF
YEAR OF ORIGINATION                                                MORTGAGE POOL
-------------------                                                -------------
   1984 and prior                                                       0.43%
        1985                                                            0.87%
        1986                                                            4.63%
        1987                                                            1.48%
        1988                                                            2.12%
        1989                                                            1.10%
        1990                                                            0.33%
        1991                                                            0.43%
        1992                                                            0.28%
        1993                                                            0.32%
        1994                                                            1.00%
        1995                                                            0.33%
        1996                                                            0.58%
        1997                                                            0.49%
        1998                                                            0.58%
        1999                                                            0.25%
        2000                                                            0.71%
        2001                                                            1.98%
        2002                                                            1.39%
        2003                                                            2.44%
        2004                                                            3.21%
        2005                                                           36.53%
        2006                                                           38.53%

LOAN PURPOSE                                                        PERCENT OF
                                                                   MORTGAGE POOL
------------                                                       -------------
Purchase                                                               41.12%
Refinance With Cash Out                                                47.34%
Refinance No Cash Out                                                  11.54%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM loans only.

(4)  Minimum, Maximum and Weighting only for loans with values.

(5) Single Family (Other) includes the following property types: Co-op, Land, and Town House/Row House.

(6) Commercial (Other) includes the following property types: Auto Repair, Auto Sales, Industrial, Mixed-Use, Multi Family, Office, Restaurant, Retail, Special Purpose, Truck Terminal and Warehouse.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CATEGORY                        A/ALT A        INSURED       SUBPRIME         TOTAL
--------                     -------------   -----------   ------------   -------------
% of Total                          58.62%         1.12%         40.26%         100.00%
Fixed                               10.17%         0.00%          4.68%           7.85%
ARM                                 89.83%       100.00%         95.32%          92.15%
Current Balance              $136,540,791    $2,599,801    $93,775,056    $232,915,648
No. of Loans                          953            14            552           1,519
Average Current Balance          $143,275      $185,700       $169,882        $153,335
% => $200K                          60.32%        62.85%         61.02%          60.63%
% => $500K                          25.14%         0.00%         18.37%          22.13%
WAC                                 7.490%        6.961%         9.011%          8.097%
WAM                                   290           327            325             305
WA Age                                 52            33             23              40
WA OTERM                              342           360            348             345
Balloon                              2.81%         0.00%          2.03%           2.46%
Fully Amortizing                    97.19%       100.00%         97.97%          97.54%
First Lien                         100.00%       100.00%        100.00%         100.00%
NZ WA FICO                            720           627            606             675
% below 640                          0.00%        60.36%         78.37%          32.22%
WA Current LTV                      61.83%        88.92%         66.26%          63.92%
WA Margin                           3.745%        2.967%         5.063%          4.284%
WA Lifetime Cap (non-zero)         13.259%       12.431%        15.339%         14.067%
WA MTR                                 17            21             17              17
PROPERTY TYPE:
Single Family                       64.09%        54.71%         62.61%          63.39%
Single Family (Other)(1)             6.72%         0.00%          2.71%           5.03%
Condo                                7.99%        24.83%          6.20%           7.46%
PUD                                  7.46%        20.47%          9.37%           8.38%
Commercial  (Other)(2)               4.66%         0.00%         11.38%           7.32%
2-4 Family                           9.07%         0.00%          7.73%           8.43%
OCCUPANCY STATUS:
Owner Occupied                      70.14%        78.30%         77.29%          73.11%
Investment                          26.49%        21.70%         19.40%          23.58%
Second Home                          3.36%         0.00%          3.31%           3.30%
LOAN PURPOSE:
Purchase                            45.89%        90.32%         32.81%          41.12%
Refinance With Cash Out             40.99%         0.00%         57.90%          47.34%
Refinance No Cash Out               13.13%         9.68%          9.29%          11.54%
INSURANCE:
Conventional Insured                 2.58%       100.00%          0.00%           2.63%
Non-MI                              97.42%         0.00%        100.00%          97.37%
STATES > 5% OF TOTAL:
CA                                  30.44%         0.00%         26.21%          28.40%
FL                                   8.52%        24.83%         22.20%          14.21%
NY                                  15.43%         0.00%          5.67%          11.33%
OH                                   8.49%         7.00%          0.99%           5.46%
Other                               37.12%        68.17%         44.93%          40.60%
DELINQUENCY STATUS:
Current                            100.00%        59.14%         77.41%          90.45%
1 Month Delinquent                   0.00%        40.86%         22.59%           9.55%

(1) Single Family (Other) includes the following property types: Co-op, Land, and Town House/Row House.

(2) Commercial (Other) includes the following property types: Auto Repair, Auto Sales, Industrial, Mixed-Use, Multi Family, Office, Restaurant, Retail, Special Purpose, Truck Terminal and Warehouse.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

INDEX:(1)                       A/ALT A        INSURED       SUBPRIME         TOTAL
---------                    -------------   -----------   ------------   -------------
30 YR CMT                         0.02%          0.00%         0.00%           0.01%
1 MO LIBOR                        1.29%          0.00%         0.00%           0.74%
1 YR CMT                         17.64%         31.71%         8.00%          13.80%
1 YR LIBOR                        4.00%         21.81%         0.59%           2.80%
2 YR CMT                          0.04%          0.00%         0.00%           0.02%
3 MO CMT                          0.19%          0.00%         0.00%           0.11%
3 YR CMT                         10.75%          0.00%         1.01%           6.57%
5 YR CMT                          0.42%          0.00%         0.00%           0.24%
6 MO CMT                          0.02%          0.00%         0.11%           0.06%
6 MO LIBOR                       37.27%         46.49%        60.55%          47.08%
COFI                              3.10%          0.00%         1.31%           2.31%
3 MO FNMA                         1.22%          0.00%         0.00%           0.70%
PRIME                            13.06%          0.00%        26.76%          18.61%
Monthly Average - FHFB            0.16%          0.00%         0.00%           0.09%
MTA                              10.68%          0.00%         1.56%           6.76%
OTHER                             0.13%          0.00%         0.10%           0.12%

(1)  For Adjustable Rate Loans only.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

ORIGINAL PRINCIPAL BALANCES OF THE POOL II MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
ORIGINAL                          MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
PRINCIPAL BALANCES ($)             LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
16,000.00 - 49,999.99                199      $  4,925,672.03            2.11%         7.677%   $   24,752.12      690       49.89%
50,000.00 - 99,999.99                463        25,545,721.77           10.97          7.687        55,174.35      693       59.00
100,000.00 - 149,999.99              259        25,299,105.18           10.86          7.794        97,679.94      677       59.00
150,000.00 - 199,999.99              170        25,891,847.51           11.12          8.135       152,304.99      653       62.60
200,000.00 - 249,999.99              130        24,439,894.37           10.49          7.714       187,999.19      680       61.73
250,000.00 - 299,999.99               77        19,050,666.09            8.18          8.088       247,411.25      657       69.44
300,000.00 - 349,999.99               69        20,830,597.13            8.94          8.514       301,892.71      661       65.20
350,000.00 - 399,999.99               38        13,725,593.78            5.89          8.025       361,199.84      665       72.22
400,000.00 - 449,999.99               30        12,202,275.31            5.24          8.383       406,742.51      687       71.80
450,000.00 - 499,999.99               18         8,473,729.09            3.64          7.586       470,762.73      661       74.66
500,000.00 - 549,999.99               12         6,087,551.07            2.61          7.327       507,295.92      671       71.21
550,000.00 - 599,999.99               11         6,268,788.13            2.69          8.494       569,889.83      681       71.61
600,000.00 - 649,999.99                5         3,150,433.20            1.35          7.801       630,086.64      638       74.25
650,000.00 - 699,999.99                8         5,313,331.00            2.28          6.831       664,166.38      708       77.29
700,000.00 - 749,999.99                5         3,632,670.80            1.56          9.258       726,534.16      667       65.22
750,000.00 - 799,999.99                6         3,794,494.69            1.63          8.786       632,415.78      685       52.15
800,000.00 - 849,999.99                2         1,613,163.10            0.69          8.569       806,581.55      645       49.36
850,000.00 - 899,999.99                2         1,768,978.85            0.76          7.817       884,489.43      721       77.31
900,000.00 - 949,999.99                1           919,948.55            0.39         10.500       919,948.55      620       55.75
950,000.00 - 999,999.99                2         1,954,569.63            0.84         11.431       977,284.82      678       64.61
1,000,000.00 - 1,049,999.99            4         4,023,824.61            1.73          9.011     1,005,956.15      687       59.37
1,250,000.00 - 1,299,999.99            1           774,667.97            0.33          7.125       774,667.97       NA       30.99
1,450,000.00 - 1,499,999.99            1         1,447,879.03            0.62          9.375     1,447,879.03       NA       48.26
1,500,000.00 - 1,549,999.99            1         1,495,118.58            0.64          9.125     1,495,118.58      698       47.62
1,600,000.00 - 1,649,999.99            1            98,746.52            0.04          9.250        98,746.52      767        6.12
1,650,000.00 - 1,699,999.99            1         1,688,880.00            0.73         10.990     1,688,880.00      737       54.48
2,000,000.00 - 3,850,000.00            3         8,497,500.00            3.65          8.632     2,832,500.00      725       56.28
                                   -----      ---------------          ------         ------    -------------      ---       -----
TOTAL:                             1,519      $232,915,647.99          100.00%         8.097%   $  153,334.86      675       63.92%
                                   =====      ===============          ======         ======    =============      ===       =====

As of the Statistical Calculation Date, the average Original Principal Balance of the Pool II Mortgage Loans is approximately $172,956.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

PRINCIPAL BALANCES OF THE POOL II MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
PRINCIPAL BALANCES ($)             LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
1,078.87 - 49,999.99                 420      $ 12,576,493.19           5.40%          7.024%   $   29,944.03      718      38.66%
50,000.00 - 99,999.99                396        28,687,175.16          12.32           7.553        72,442.36      698      54.47
100,000.00 - 149,999.99              202        25,255,594.58          10.84           7.809       125,027.70      675      59.24
150,000.00 - 199,999.99              145        25,186,191.23          10.81           8.057       173,697.87      657      63.69
200,000.00 - 249,999.99               88        19,469,724.14           8.36           8.172       221,246.87      658      71.71
250,000.00 - 299,999.99               70        19,140,212.56           8.22           8.399       273,431.61      653      69.51
300,000.00 - 349,999.99               57        18,489,913.88           7.94           8.416       324,384.45      657      70.37
350,000.00 - 399,999.99               34        12,525,989.80           5.38           8.229       368,411.46      669      72.47
400,000.00 - 449,999.99               27        11,476,214.54           4.93           8.539       425,044.98      674      74.98
450,000.00 - 499,999.99               18         8,557,940.33           3.67           7.529       475,441.13      657      76.22
500,000.00 - 549,999.99               12         6,324,104.50           2.72           7.426       527,008.71      672      70.12
550,000.00 - 599,999.99                8         4,611,790.91           1.98           8.735       576,473.86      688      75.88
600,000.00 - 649,999.99                7         4,389,123.55           1.88           7.660       627,017.65      652      74.71
650,000.00 - 699,999.99                9         6,072,477.53           2.61           8.133       674,719.73      685      69.98
700,000.00 - 749,999.99                5         3,679,897.71           1.58           8.096       735,979.54      688      64.68
750,000.00 - 799,999.99                4         3,062,942.03           1.32           8.041       765,735.51      694      52.66
800,000.00 - 849,999.99                2         1,613,163.10           0.69           8.569       806,581.55      645      49.36
850,000.00 - 899,999.99                2         1,768,978.85           0.76           7.817       884,489.43      721      77.31
900,000.00 - 949,999.99                1           919,948.55           0.39          10.500       919,948.55      620      55.75
950,000.00 - 999,999.99                5         4,948,394.24           2.12          10.387       989,678.85      687      63.08
1,000,000.00 - 1,049,999.99            1         1,030,000.00           0.44           6.990     1,030,000.00      670      51.50
1,400,000.00 - 1,449,999.99            1         1,447,879.03           0.62           9.375     1,447,879.03       NA      48.26
1,450,000.00 - 1,499,999.99            1         1,495,118.58           0.64           9.125     1,495,118.58      698      47.62
1,650,000.00 - 1,699,999.99            1         1,688,880.00           0.73          10.990     1,688,880.00      737      54.48
2,000,000.00 - 3,850,000.00            3         8,497,500.00           3.65           8.632     2,832,500.00      725      56.28
                                   -----      ---------------         ------          ------    -------------      ---      -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $  153,334.86      675      63.92%
                                   =====      ===============         ======          ======    =============      ===      =====

As of the Statistical Calculation Date, the average Principal Balance of the Pool II Mortgage Loans is approximately $153,335.

MORTGAGE RATES OF THE POOL II MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT    CURRENT
MORTGAGE RATES (%)                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
2.000 - 2.999                          2      $    206,929.34           0.09%          2.799%    $103,464.67       624       48.47%
3.000 - 3.999                         20         1,040,196.56           0.45           3.341       52,009.83       689       73.38
4.000 - 4.999                         39         3,856,712.41           1.66           4.475       98,890.06       706       69.13
5.000 - 5.999                        335        35,198,240.34          15.11           5.481      105,069.37       724       54.55
6.000 - 6.999                        223        33,510,853.09          14.39           6.506      150,272.88       692       65.91
7.000 - 7.999                        299        55,625,639.51          23.88           7.500      186,038.93       685       69.35
8.000 - 8.999                        232        36,116,836.07          15.51           8.389      155,676.02       675       69.40
9.000 - 9.999                        161        21,655,839.55           9.30           9.338      134,508.32       637       60.95
10.000 - 10.999                       78        16,917,292.17           7.26          10.636      216,888.36       651       61.79
11.000 - 11.999                       70        15,490,220.04           6.65          11.487      221,288.86       614       58.36
12.000 - 12.999                       45         9,212,115.73           3.96          12.649      204,713.68       629       59.45
13.000 - 13.999                        8         2,480,242.71           1.06          13.481      310,030.34       614       52.23
14.000 - 14.999                        6         1,563,963.28           0.67          14.548      260,660.55       568       59.04
15.000 - 15.500                        1            40,567.19           0.02          15.500       40,567.19       597       53.38
                                   -----      ---------------         ------          ------     -----------       ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%    $153,334.86       675       63.92%
                                   =====      ===============         ======          ======     ===========       ===       =====

As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Pool II Mortgage Loans is approximately 8.097% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

ORIGINAL LOAN-TO-VALUE RATIOS OF THE POOL II MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
ORIGINAL                          MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT    CURRENT
LOAN-TO-VALUE RATIOS (%)            LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
3.50 - 10.00                          10      $    252,575.48           0.11%         6.244%     $ 25,257.55       728        4.55%
10.01 - 20.00                         72         3,810,025.89           1.64          6.582        52,917.03       749        9.98
20.01 - 30.00                        134        10,332,488.68           4.44          6.374        77,108.12       750       15.71
30.01 - 40.00                        115        11,418,103.02           4.90          7.918        99,287.85       707       26.58
40.01 - 50.00                        112        21,489,954.08           9.23          8.670       191,874.59       688       44.21
50.01 - 60.00                        147        26,899,654.34          11.55          9.636       182,990.85       649       53.03
60.01 - 70.00                        230        43,705,558.00          18.76          9.591       190,024.17       646       64.13
70.01 - 80.00                        443        80,021,625.24          34.36          7.374       180,635.72       685       76.78
80.01 - 90.00                        125        17,954,836.24           7.71          7.362       143,638.69       667       83.45
90.01 - 95.00                         46         8,986,302.56           3.86          7.290       195,354.40       653       92.37
95.01 - 100.00                        52         5,920,333.42           2.54          6.138       113,852.57       652       91.56
100.01 - 105.00                       11           878,812.81           0.38          6.435        79,892.07       721       84.20
105.01 - 110.00                        4           305,524.03           0.13          8.085        76,381.01       664      106.70
110.01 - 115.00                        6           388,352.74           0.17          6.993        64,725.46       699       94.81
115.01 - 120.00                        1            36,963.58           0.02          5.500        36,963.58       696       66.01
125.01 - 130.00                        1           105,244.58           0.05          5.625       105,244.58       807       71.59
130.01 - 135.00                        2            67,442.72           0.03          6.024        33,721.36       693       92.11
135.01 - 140.00                        2           120,328.07           0.05          6.212        60,164.04       646       76.79
140.01 - 249.73                        6           221,522.51           0.10          5.800        36,920.42       713       85.14
                                   -----      ---------------         ------          -----      -----------       ---      ------
TOTAL:                             1,519      $232,915,647.99         100.00%         8.097%     $153,334.86       675       63.92%
                                   =====      ===============         ======          =====      ===========       ===      ======

The minimum and maximum Original Loan-to-Value Ratios of the Pool II Mortgage Loans are approximately 3.50% and 249.73%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 66.92%.

CURRENT LOAN-TO-VALUE RATIOS OF THE POOL II MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
CURRENT                           MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
LOAN-TO-VALUE RATIOS (%)            LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
0.15 - 10.00                          91      $  3,009,027.09           1.29%         6.518%     $ 33,066.23       758        7.25%
10.01 - 20.00                        206        14,665,591.39           6.30          6.309        71,192.19       752       15.54
20.01 - 30.00                        100         6,469,913.61           2.78          6.742        64,699.14       746       24.34
30.01 - 40.00                         86         8,554,986.25           3.67          8.635        99,476.58       675       34.87
40.01 - 50.00                        102        21,207,035.50           9.11          9.004       207,912.11       679       46.85
50.01 - 60.00                        140        25,932,571.38          11.13          9.509       185,232.65       649       55.37
60.01 - 70.00                        246        45,487,348.18          19.53          9.508       184,907.92       648       65.01
70.01 - 80.00                        354        69,397,707.33          29.80          7.374       196,038.72       684       77.34
80.01 - 90.00                         95        21,222,416.06           9.11          7.261       223,393.85       668       84.68
90.01 - 95.00                         47         9,064,801.93           3.89          7.329       192,868.13       659       93.52
95.01 - 100.00                        37         6,125,972.42           2.63          6.705       165,566.82       660       97.74
100.01 - 105.00                        6         1,216,606.57           0.52          6.553       202,767.76       610      100.83
105.01 - 110.00                        7           466,486.78           0.20          8.858        66,640.97       622      108.40
110.01 - 114.42                        2            95,183.50           0.04          7.599        47,591.75       561      113.34
                                   -----      ---------------         ------          -----      -----------       ---      ------
TOTAL:                             1,519      $232,915,647.99         100.00%         8.097%     $153,334.86       675       63.92%
                                   =====      ===============         ======          =====      ===========       ===      ======

The minimum and maximum Current Loan-to-Value Ratios of the Pool II Mortgage Loans are approximately 0.15% and 114.42% respectively, and the weighted average Current Loan-to-Value Ratio of the Mortgage Loans is approximately 63.92%.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

DELINQUENCY STATUS OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
DELINQUENCY STATUS                 LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
Current                            1,423     $210,666,419.11         90.45%         8.056%    $148,043.86      678      63.10%
1 Month Delinquent                    96       22,249,228.88          9.55          8.481      231,762.80      645      71.61
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

NUMBER OF 30-DAY DELINQUENCIES OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 30-DAY DELINQUENCIES    MORTGAGE      PRINCIPAL          AGGREGATE       AVERAGE     PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
 0                                 1,132     $165,505,663.96         71.06%         8.175%    $146,206.42      683      62.04%
 1                                   204       36,110,640.35         15.50          7.829      177,012.94      670      67.08
 2                                    50        8,767,557.32          3.76          7.936      175,351.15      669      64.00
 3                                    38        9,575,676.22          4.11          8.552      251,991.48      650      70.53
 4                                    24        3,168,660.28          1.36          7.675      132,027.51      644      70.00
 5                                    19        2,328,363.72          1.00          7.773      122,545.46      647      74.71
 6                                     9        1,321,455.14          0.57          8.061      146,828.35      609      79.19
 7                                    15        2,653,488.22          1.14          7.313      176,899.21      574      75.31
 8                                    11        1,819,770.05          0.78          7.539      165,433.64      619      73.04
 9                                     6          661,261.18          0.28          7.624      110,210.20      560      74.55
10                                    10          922,769.84          0.40          7.491       92,276.98      600      82.71
11                                     1           80,341.71          0.03          6.625       80,341.71      782      19.60
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

NUMBER OF 60-DAY DELINQUENCIES OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 60-DAY DELINQUENCIES    MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
0                                  1,441     $221,276,195.10         95.00%         8.133%    $153,557.39      678      63.18%
1                                     24        3,511,335.47          1.51          6.981      146,305.64      661      78.58
2                                      6        1,374,855.12          0.59          6.958      229,142.52      657      78.50
3                                     14        1,532,313.79          0.66          7.414      109,450.99      612      77.26
4                                     12        1,442,453.16          0.62          8.843      120,204.43      578      80.72
5                                      7        1,743,011.10          0.75          7.168      249,001.59      597      66.40
6                                      4          588,982.99          0.25          7.831      147,245.75      522      89.10
7                                      5        1,132,620.65          0.49          7.246      226,524.13      577      87.11
8                                      1           68,147.88          0.03          8.625       68,147.88      570      82.60
9                                      5          245,732.73          0.11          8.989       49,146.55      566      67.99
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

NUMBER OF 90-DAY DELINQUENCIES OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
NUMBER OF 90-DAY DELINQUENCIES    MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OF THE MORTGAGE LOANS              LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE      SCORE        LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
0                                  1,477     $226,629,472.61         97.30%         8.112%    $153,439.05      678      63.42%
1                                     12        2,394,320.05          1.03          6.944      199,526.67      586      78.58
2                                      6          459,192.45          0.20          7.811       76,532.08      539      73.65
3                                     10        1,875,247.20          0.81          7.844      187,524.72      606      84.18
4                                      5          212,630.09          0.09          9.744       42,526.02      644      64.92
5                                      2          507,647.78          0.22          7.838      253,823.89      511      92.89
6                                      2          591,405.08          0.25          7.360      295,702.54      630      94.48
8                                      5          245,732.73          0.11          8.989       49,146.55      566      67.99
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

NUMBER OF 120-DAY DELINQUENCIES OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
NUMBER OF 120-DAY                NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE              MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MORTGAGE LOANS                     LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
0                                  1,493     $229,449,738.74         98.51%          8.099%   $153,683.68      677      63.62%
1                                      8        1,154,996.60          0.50           6.867     144,374.58      604      78.96
2                                      5          821,644.85          0.35           9.254     164,328.97      602      84.56
3                                      4          144,482.21          0.06          10.271      36,120.55      679      56.58
4                                      2          507,647.78          0.22           7.838     253,823.89      511      92.89
5                                      2          591,405.08          0.25           7.360     295,702.54      630      94.48
7                                      5          245,732.73          0.11           8.989      49,146.55      566      67.99
                                   -----     ---------------        ------          ------    -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%          8.097%   $153,334.86      675      63.92%
                                   =====     ===============        ======          ======    ===========      ===      =====

NUMBER OF 150-DAY DELINQUENCIES OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
NUMBER OF 150-DAY                NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE              MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MORTGAGE LOANS                     LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
0                                  1,501     $230,604,735.34         99.01%          8.093%   $153,634.07      676      63.70%
1                                      6          856,507.05          0.37           9.299     142,751.18      601      83.39
2                                      3          109,620.01          0.05          10.238      36,540.00      714      56.83
3                                      2          507,647.78          0.22           7.838     253,823.89      511      92.89
4                                      3          713,775.69          0.31           7.392     237,925.23      608      91.82
5                                      1           31,323.31          0.01          12.000      31,323.31      551      67.36
6                                      3           92,038.81          0.04           9.878      30,679.60      654      53.64
                                   -----     ---------------        ------          ------    -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%          8.097%   $153,334.86      675      63.92%
                                   =====     ===============        ======          ======    ===========      ===      =====

NUMBER OF 180-DAY DELINQUENCIES OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
NUMBER OF 180-DAY                NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
DELINQUENCIES OF THE              MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MORTGAGE LOANS                     LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
0                                  1,507     $231,461,242.39         99.38%         8.097%    $153,590.74      676      63.77%
1                                      4          231,990.62          0.10          8.820       57,997.66      603      68.50
2                                      3          538,971.09          0.23          8.080      179,657.03      514      91.41
3                                      2          591,405.08          0.25          7.360      295,702.54      630      94.48
5                                      3           92,038.81          0.04          9.878       30,679.60      654      53.64
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

ORIGINAL TERMS TO MATURITY OF THE POOL II MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE     AVERAGE     AVERAGE
ORIGINAL TERMS TO                 MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MATURITY (IN MONTHS)               LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
  24 - 59                              6     $  1,451,325.84          0.62%          6.391%   $241,887.64      659      62.96%
 60 - 119                             13        1,617,487.60          0.69           4.964     124,422.12      697      71.45
120 - 179                             17        1,154,531.22          0.50           4.999      67,913.60      737      60.51
180 - 239                             64        7,383,223.85          3.17           8.538     115,362.87      685      62.29
240 - 299                             61        7,786,515.35          3.34          10.194     127,647.79      693      62.09
300 - 359                             74       11,515,061.11          4.94          10.368     155,608.93      650      62.62
360 - 419                          1,268      197,906,459.72         84.97           7.958     156,077.65      674      64.05
420 - 480                             16        4,101,043.30          1.76           6.333     256,315.21      746      65.71
                                   -----     ---------------        ------          ------    -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%          8.097%   $153,334.86      675      63.92%
                                   =====     ===============        ======          ======    ===========      ===      =====

As of the Statistical Calculation Date, the weighted average original term to maturity of the Pool II Mortgage Loans is approximately 345 months.

STATED REMAINING TERMS TO MATURITY OF THE POOL II MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
STATED REMAINING TERMS            MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
TO MATURITY (IN MONTHS)            LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
   9 - 60                             47     $  3,267,148.62          1.40%         5.809%    $ 69,513.80      688      60.08%
 61 - 120                            288       13,088,227.26          5.62          6.216       45,445.23      747      25.17
121 - 180                            222       20,867,867.77          8.96          7.235       93,999.40      724      36.90
181 - 240                            106       13,301,627.09          5.71          9.521      125,487.05      680      56.65
241 - 300                             86       14,162,410.41          6.08          9.886      164,679.19      668      59.24
301 - 360                            761      165,159,778.30         70.91          8.162      217,029.93      663      71.14
361 - 472                              9        3,068,588.54          1.32          6.460      340,954.28      736      81.27
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

As of the Statistical Calculation Date, the weighted average stated remaining term to maturity of the Pool II Mortgage Loans with known remaining terms is approximately 303 months.

The stated remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the Statistical Calculation Date.

REMAINING TERMS TO MATURITY OF THE POOL II MORTGAGE LOANS AS OF THE PAID THROUGH DATE

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
REMAINING TERMS                   MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
TO MATURITY (IN MONTHS)            LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
  10 - 60                             47     $  3,267,148.62          1.40%         5.809%    $ 69,513.80      688      60.08%
 61 - 120                            214        8,940,866.73          3.84          6.528       41,779.75      742      28.90
121 - 180                            294       24,696,172.81         10.60          6.947       84,000.59      730      33.85
181 - 240                            108       13,620,682.58          5.85          9.474      126,117.43      681      55.71
241 - 300                             84       13,731,997.77          5.90          9.959      163,476.16      668      58.86
301 - 360                            763      165,590,190.94         71.09          8.161      217,025.15      663      71.14
361 - 473                              9        3,068,588.54          1.32          6.460      340,954.28      736      81.27
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

As of the Paid Through Date, the weighted average remaining term to maturity of the Pool II Mortgage Loans with known remaining terms is approximately 305 months.

The remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the date of the last monthly payment made by the related borrower.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

SEASONING OF THE POOL II MORTGAGE LOANS AS OF THE PAID THROUGH DATE

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
SEASONING  (IN MONTHS)             LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
   0 - 60                            894     $194,656,865.60         83.57%         8.338%    $217,736.99      665      70.16%
 61 - 120                             93        6,280,298.94          2.70          7.241       67,530.10      698      66.01
121 - 180                             95        6,305,633.69          2.71          8.490       66,375.09      673      41.76
181 - 240                            305       20,745,482.04          8.91          6.225       68,017.97      752      21.34
241 - 300                            128        4,829,554.94          2.07          7.095       37,730.90      745      21.46
301 - 339                              4           97,812.78          0.04          4.626       24,453.20      766      51.69
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,519     $232,915,647.99        100.00%         8.097%    $153,334.86      675      63.92%
                                   =====     ===============        ======          =====     ===========      ===      =====

As of the Paid Through Date, the weighted average seasoning of the Pool II Mortgage Loans is approximately 40 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

GEOGRAPHIC DISTRIBUTION OF THE POOL II MORTGAGED PROPERTIES

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
GEOGRAPHIC LOCATION                LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
ALABAMA                                9      $    876,089.37           0.38%          6.496%   $ 97,343.26      676       63.39%
ARIZONA                               33         6,971,693.87           2.99           7.513     211,263.45      667       75.92
ARKANSAS                               5           413,095.20           0.18           5.899      82,619.04      772       85.87
CALIFORNIA                           228        66,144,960.21          28.40           8.048     290,109.47      680       65.29
COLORADO                              11         2,348,137.91           1.01           6.616     213,467.08      672       62.47
CONNECTICUT                           23         4,407,049.12           1.89           8.669     191,610.83      645       62.13
DISTRICT OF COLUMBIA                   1           127,083.60           0.05           4.750     127,083.60      690       63.23
FLORIDA                              203        33,104,671.46          14.21           8.615     163,077.20      644       66.27
GEORGIA                               40         6,203,703.36           2.66           8.214     155,092.58      664       74.83
HAWAII                                 2           460,616.09           0.20          10.303     230,308.05      695       82.61
IDAHO                                  3           786,114.02           0.34           8.383     262,038.01      710       71.59
ILLINOIS                              29         7,596,384.10           3.26           8.176     261,944.28      687       73.24
INDIANA                               53         4,258,353.21           1.83           8.032      80,346.29      681       72.19
IOWA                                   2            13,761.74           0.01           5.506       6,880.87      670       14.42
KANSAS                                 1            30,986.09           0.01           7.500      30,986.09      718       48.99
KENTUCKY                               7           723,929.73           0.31           8.001     103,418.53      697       71.24
LOUISIANA                              8         1,103,410.72           0.47          12.344     137,926.34      560       59.36
MAINE                                  3           556,031.30           0.24           8.099     185,343.77      612       55.48
MARYLAND                              18         4,014,813.16           1.72           8.876     223,045.18      633       69.71
MASSACHUSETTS                         29         3,202,535.94           1.37           8.305     110,432.27      653       60.35
MICHIGAN                              22         3,453,051.92           1.48           7.922     156,956.91      686       80.97
MINNESOTA                              8         1,129,527.90           0.48           7.516     141,190.99      644       54.82
MISSISSIPPI                            5           309,860.84           0.13           9.689      61,972.17      633       78.27
MISSOURI                              22         1,336,406.30           0.57           7.638      60,745.74      657       62.67
MONTANA                                1           224,377.61           0.10           6.875     224,377.61      761       93.49
NEBRASKA                               1            39,533.00           0.02           6.270      39,533.00      563       65.89
NEVADA                                19         4,264,209.52           1.83           7.229     224,432.08      682       76.90
NEW HAMPSHIRE                          5           965,864.79           0.41           8.020     193,172.96      673       55.69
NEW JERSEY                            48         9,244,999.64           3.97           9.032     192,604.16      644       61.68
NEW MEXICO                             2            79,710.65           0.03           5.555      39,855.33      626       86.10
NEW YORK                             327        26,385,701.27          11.33           7.341      80,690.22      717       37.63
NORTH CAROLINA                        17         1,966,559.26           0.84           7.225     115,679.96      622       82.31
NORTH DAKOTA                           1           109,289.12           0.05          12.625     109,289.12      545      109.40
OHIO                                 180        12,712,690.56           5.46           7.509      70,626.06      736       71.86
OKLAHOMA                               5           160,232.74           0.07           9.091      32,046.55      627       63.74
OREGON                                 6         1,146,523.79           0.49           8.586     191,087.30      675       60.31
PENNSYLVANIA                          21         2,516,463.88           1.08           9.166     119,831.61      621       73.30
RHODE ISLAND                           7         1,863,919.24           0.80           8.128     266,274.18      614       63.03
SOUTH CAROLINA                        18         2,028,938.76           0.87           8.516     112,718.82      636       63.00
SOUTH DAKOTA                           1            79,875.99           0.03           7.500      79,875.99      610       93.97
TENNESSEE                             15         1,270,755.27           0.55           7.642      84,717.02      630       72.51
TEXAS                                 43         6,706,539.65           2.88           9.525     155,966.04      622       65.30
UTAH                                   5         4,492,577.18           1.93           7.886     898,515.44      748       51.44
VIRGINIA                              15         4,696,134.37           2.02           7.598     313,075.62      710       65.42
WASHINGTON                            10         1,989,837.75           0.85           7.769     198,983.78      640       77.36
WEST VIRGINIA                          3            99,942.72           0.04           3.828      33,314.24      630       70.03
WISCONSIN                              4           298,704.07           0.13           7.795      74,676.02      626       75.84
                                   -----      ---------------         ------          ------    -----------      ---      ------
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======          ======    ===========      ===      ======

No more than approximately 1.65% of the Pool II Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

LOAN PURPOSE OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Refinance With Cash Out              609      $110,255,257.24          47.34%          8.993%   $181,043.12      660       60.44%
Purchase                             708        95,772,451.32          41.12           7.261     135,271.82      689       68.61
Refinance No Cash Out                202        26,887,939.43          11.54           7.400     133,108.61      687       61.47
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======           =====    ===========      ===       =====

AMORTIZATION TYPES OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
AMORTIZATION TYPES                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Fully Amortizing                   1,493      $227,182,919.18          97.54%          8.129%   $152,165.38      676       63.68%
Balloon                               26         5,732,728.81           2.46           6.800     220,489.57      665       73.29
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======           =====    ===========      ===       =====

ADJUSTMENT TYPE OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
ADJUSTMENT TYPE                    LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Adjustable Rate Loans              1,385      $214,643,362.41          92.15%          8.347%   $154,977.16      672       63.43%
Fixed Rate Loans                     134        18,272,285.58           7.85           5.151     136,360.34      708       69.61
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======           =====    ===========      ===       =====

LOAN TYPE OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
LOAN TYPE                          LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Conventional Uninsured             1,481      $226,513,238.26          97.25%          8.122%   $152,946.14      675       63.22%
Conventional Insured                  34         6,126,772.06           2.63           7.222     180,199.18      682       89.87
Uninsured FHA                          3           250,972.18           0.11           6.586      83,657.39      678       62.60
Uninsured VA                           1            24,665.49           0.01           5.500      24,665.49      807       27.41
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======           =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

CREDIT SCORES OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
CREDIT SCORES                      LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Not Available                         56      $  7,283,708.87           3.13%          8.054%   $130,066.23       NA       41.74%
502 - 520                             23         3,008,006.88           1.29           8.400     130,782.91      511       71.28
521 - 540                             47         8,257,044.89           3.55           9.449     175,681.81      529       70.70
541 - 560                             35         4,210,198.48           1.81           9.796     120,291.39      549       67.43
561 - 580                             62        10,501,383.89           4.51           9.452     169,377.16      571       66.57
581 - 600                             84        13,755,326.32           5.91           9.855     163,753.88      591       64.07
601 - 620                             98        16,847,335.60           7.23           9.487     171,911.59      610       67.76
621 - 640                             80        18,864,714.51           8.10           8.841     235,808.93      630       72.36
641 - 660                            116        22,862,118.11           9.82           8.330     197,087.23      652       68.26
661 - 680                            102        18,775,895.26           8.06           7.753     184,077.40      670       67.84
681 - 700                            114        20,500,924.79           8.80           7.407     179,832.67      690       66.27
701 - 720                            122        19,776,092.11           8.49           7.231     162,099.12      712       67.43
721 - 740                            107        16,202,091.54           6.96           7.952     151,421.42      731       65.36
741 - 760                            103        15,670,905.91           6.73           7.338     152,144.72      751       57.70
761 - 780                            131        18,063,185.47           7.76           7.169     137,886.91      770       61.62
781 - 800                            133        11,038,865.90           4.74           6.405      82,998.99      790       56.41
801 - 820                             94         6,508,396.11           2.79           6.382      69,238.26      810       26.32
821 - 832                             12           789,453.35           0.34           6.094      65,787.78      824       21.68
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======           =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average credit score of the Pool II Mortgage Loans with a credit score is approximately 675.

MORTGAGED PROPERTY TYPE OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MORTGAGED PROPERTY TYPE            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Single Family                      1,056      $147,644,914.81          63.39%          7.888%   $139,815.26      679       62.37%
2 to 4 Family                        125        19,635,041.25           8.43           7.554     157,080.33      680       66.16
PUD                                   76        19,508,351.94           8.38           7.410     256,688.84      657       76.29
Condo                                144        17,368,612.66           7.46           7.337     120,615.37      691       63.86
Commercial (Other)(2)                 51        17,038,666.24           7.32          10.643     334,091.49      631       62.06
Single Family (Other)(1)              67        11,720,061.09           5.03          10.202     174,926.28      698       61.82
                                   -----      ---------------         ------          ------    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======          ======    ===========      ===       =====

(1) Single Family (Other) includes the following property types: Co-op, Land, and Town House/Row House.

(2) Commercial (Other) includes the following property types: Auto Repair, Auto Sales, Industrial, Mixed-Use, Multi Family, Office, Restaurant, Retail, Special Purpose, Truck Terminal and Warehouse.

OCCUPANCY TYPES OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
OCCUPANCY TYPES                    LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Owner Occupied                     1,070      $170,289,795.65          73.11%          7.935%   $159,149.34      673       63.21%
Investment                           409        54,931,646.68          23.58           8.701     134,307.20      683       66.56
Second Home                           40         7,694,205.66           3.30           7.363     192,355.14      681       60.74
                                   -----      ---------------         ------           -----    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99         100.00%          8.097%   $153,334.86      675       63.92%
                                   =====      ===============         ======           =====    ===========      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

DOCUMENTATION LEVELS OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
DOCUMENTATION LEVELS               LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
Stated Documentation                 541      $119,255,329.86           51.20%         8.858%   $220,434.99      665       67.43%
Full Documentation                   581        48,890,240.20           20.99          6.901      84,148.43      711       48.97
Limited Documentation                253        36,999,483.12           15.89          7.511     146,243.02      670       68.00
Alternative                          109        19,619,859.04            8.42          7.298     179,998.71      673       72.78
No Income Verified                    31         7,909,254.12            3.40          8.757     255,137.23      647       62.14
No Assets Verified                     4           241,481.65            0.10          7.238      60,370.41      679       66.90
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,519      $232,915,647.99          100.00%         8.097%   $153,334.86      675       63.92%
                                   =====      ===============          ======          =====    ===========      ===       =====

REMAINING INTEREST ONLY TERM OF THE POOL II MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
REMAINING INTEREST ONLY TERM       LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
IO Term Expired                      11        $   831,929.87            1.18%         7.570%   $ 75,629.99      754       55.20%
4 - 6                                 2            490,500.00            0.70         10.967     245,250.00      520       64.67
7 - 12                                6          1,557,499.50            2.21          7.711     259,583.25      648       60.67
13 - 18                              49         12,045,657.57           17.12          9.521     245,829.75      621       66.10
19 - 24                              10          3,684,880.00            5.24         10.701     368,488.00      681       54.01
25 - 30                               3          1,436,000.00            2.04          7.803     478,666.67      647       53.88
31 - 36                               1            156,000.00            0.22          5.000     156,000.00      735       80.00
37 - 42                               5          1,227,207.23            1.74          6.619     245,441.45      712       82.30
43 - 48                              17          5,202,414.15            7.40          6.938     306,024.36      639       80.24
49 - 54                              43         15,527,584.42           22.07          8.194     361,106.61      649       75.80
55 - 60                              13          8,587,904.99           12.21          8.666     660,608.08      714       56.58
91 - 96                               1            512,352.25            0.73          6.875     512,352.25      627       94.88
97 - 102                              2            488,353.62            0.69          5.262     244,176.81      689       85.42
103 - 108                            19          6,042,848.33            8.59          6.366     318,044.65      720       78.06
109 - 114                            32         11,025,218.35           15.67          6.763     344,538.07      688       72.76
115 - 120                             4          1,403,129.89            1.99          7.261     350,782.47      692       82.69
121 - 348                             1            123,495.96            0.18         10.990     123,495.96      638       67.85
                                    ---        --------------          ------         ------    -----------      ---       -----
TOTAL:                              219        $70,342,976.13          100.00%         8.051%   $321,200.80      668       70.05%
                                    ===        ==============          ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average remaining interest only term of the Pool II Mortgage Loans is approximately 58 months.

INDICES OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                                WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED      AVERAGE       AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE     PRINCIPAL      CREDIT     CURRENT
INDICES                            LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON       BALANCE        SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -------------   --------   --------
6 MO LIBOR                           409      $101,050,533.03           47.08%         8.518%   $  247,067.32      648       70.51%
1 YR CMT                             331        29,616,599.32           13.80          7.281        89,476.13      712       59.08
3 YR CMT                             274        14,093,526.67            6.57          6.105        51,436.23      757       18.67
PRIME                                225        39,934,479.10           18.61         10.357       177,486.57      646       62.37
COFI                                  47         4,966,891.05            2.31          6.042       105,678.53      748       23.22
MTA                                   38        14,503,351.44            6.76          7.638       381,667.14      710       80.90
1 YR LIBOR                            25         6,005,278.82            2.80          6.715       240,211.15      702       73.01
5 YR CMT                               8           513,005.39            0.24          6.534        64,125.67      729       66.52
OTHER                                  7           247,046.86            0.12          7.425        35,292.41      723       45.26
1 MO LIBOR                             6         1,585,042.90            0.74          7.099       264,173.82      715       70.97
3 MO CMT                               4           231,800.41            0.11          6.157        57,950.10      781       25.05
6 MO CMT                               4           131,213.77            0.06          8.548        32,803.44      592       46.89
Monthly Average - FHFB                 4           190,274.37            0.09          6.446        47,568.59      662       68.45
2 YR CMT                               1            50,853.03            0.02          9.750        50,853.03      661       74.78
3 MO FNMA                              1         1,495,118.58            0.70          9.125     1,495,118.58      698       47.62
30 YR CMT                              1            28,347.67            0.01          9.500        28,347.67      693       35.97
                                   -----      ---------------          ------         ------    -------------      ---       -----
TOTAL:                             1,385      $214,643,362.41          100.00%         8.347%   $  154,977.16      672       63.43%
                                   =====      ===============          ======         ======    =============      ===       =====

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

FREQUENCY OF MORTGAGE RATE ADJUSTMENT OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
FREQUENCY OF                     NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
MORTGAGE RATE ADJUSTMENT          MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
(IN MONTHS)                        LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
1                                     49      $ 18,030,554.68            8.40%         7.614%   $367,970.50      705       79.47%
6                                    476       119,662,619.36           55.75          8.757     251,392.06      652       67.33
12                                   531        60,324,736.84           28.10          8.351     113,605.91      681       61.67
24                                     2            69,631.95            0.03          8.182      34,815.98      695       60.72
36                                   316        15,571,681.88            7.25          6.161      49,277.47      755       21.48
60                                    11           984,137.70            0.46          6.395      89,467.06      733       67.78
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,385      $214,643,362.41          100.00%         8.347%   $154,977.16      672       63.43%
                                   =====      ===============          ======          =====    ===========      ===       =====

GROSS MARGINS OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
GROSS MARGINS (%)                  LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
0.750 - 0.001                          1      $    176,413.85            0.08%         6.000%   $176,413.85      694       64.15%
No Margin                             47         1,560,883.89            0.73          6.955      33,210.30      735       51.04
0.250 - 0.999                          3           151,898.77            0.07          7.946      50,632.92      655       55.06
1.000 - 2.999                        685        75,009,816.23           34.95          7.141     109,503.38      707       55.32
3.000 - 5.999                        375        76,591,727.94           35.68          8.307     204,244.61      681       67.42
6.000 - 12.000                       274        61,152,621.73           28.49          9.922     223,184.75      622       68.72
                                   -----      ---------------          ------          -----    -----------      ---       -----
TOTAL:                             1,385      $214,643,362.41          100.00%         8.347%   $154,977.16      672       63.43%
                                   =====      ===============          ======          =====    ===========      ===       =====

As of the Statistical Calculation Date, the weighted average Gross Margin of the Pool II Adjustable Rate Mortgage Loans is approximately 4.284% per annum.

MAXIMUM MORTGAGE RATES OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                              WEIGHTED   WEIGHTED
                                 NUMBER OF                           PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE       AGGREGATE           AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MAXIMUM MORTGAGE RATES (%)         LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   -----------------   -----------------   --------   -----------   --------   --------
No Maximum Rate                      165      $ 18,202,328.32            8.48%         9.034%   $110,317.14      645       63.09%
3.163 - 4.999                          2           899,541.79            0.42          3.818     449,770.90      725       80.68
6.000 - 6.999                          1           286,563.95            0.13          6.663     286,563.95      671       81.88
8.000 - 8.999                          4           305,787.16            0.14          5.284      76,446.79      746       67.20
9.000 - 9.999                         44        14,636,187.37            6.82          7.664     332,640.62      705       78.97
10.000 - 10.999                       31         5,025,434.95            2.34          6.272     162,110.80      716       74.89
11.000 - 11.999                       50        10,269,955.99            4.78          6.358     205,399.12      701       76.58
12.000 - 12.999                      348        41,649,919.78           19.40          6.524     119,683.68      708       57.86
13.000 - 13.999                      277        41,964,793.28           19.55          7.391     151,497.45      683       62.14
14.000 - 14.999                      159        22,660,297.95           10.56          8.176     142,517.60      665       66.92
15.000 - 15.999                       93        13,828,060.87            6.44          9.254     148,688.83      646       57.86
16.000 - 16.999                       66        13,120,658.56            6.11         10.355     198,797.86      661       64.11
17.000 - 17.999                       47         8,834,269.95            4.12         11.207     187,963.19      623       59.11
18.000 - 18.999                       70        15,950,089.28            7.43         11.939     227,858.42      614       58.63
19.000 - 19.999                       16         4,656,079.02            2.17         12.731     291,004.94      626       58.02
20.000 - 23.135                       12         2,353,394.19            1.10         13.445     196,116.18      578       54.65
                                   -----      ---------------          ------         ------    -----------      ---       -----
TOTAL:                             1,385      $214,643,362.41          100.00%         8.347%   $154,977.16      672       63.43%
                                   =====      ===============          ======         ======    ===========      ===       =====

As of the Statistical Calculation Date, the Pool II weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rates is approximately 14.067% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

      MINIMUM MORTGAGE RATES OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
MINIMUM MORTGAGE RATES (%)         LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
No Minimum Rate                       12     $    398,497.62          0.19%         6.857%    $ 33,208.14      758      43.32%
  0.500 - 0.999                        1           43,250.14          0.02          5.250       43,250.14      558      74.70
  1.000 - 1.999                       31        2,810,738.39          1.31          7.454       90,668.98      740      74.26
  2.000 - 2.999                      223       38,204,391.99         17.80          6.777      171,320.14      713      61.73
  3.000 - 3.999                      304       34,248,498.75         15.96          7.047      112,659.54      711      55.74
  4.000 - 4.999                       68        6,913,065.74          3.22          7.009      101,662.73      702      51.99
  5.000 - 5.999                       87       18,684,361.67          8.70          8.415      214,762.78      707      61.51
  6.000 - 6.999                      144       25,609,169.96         11.93          8.327      177,841.46      649      70.03
  7.000 - 7.999                      154       26,040,470.81         12.13          8.501      169,093.97      631      73.70
  8.000 - 8.999                      128       18,742,160.89          8.73          8.855      146,423.13      636      67.19
  9.000 - 9.999                      107       14,412,674.55          6.71          9.373      134,697.89      641      60.42
10.000 - 14.990                      126       28,536,081.90         13.29          11.431     226,476.84      635      61.93
                                   -----     ---------------        ------          -----     -----------      ---      -----
TOTAL:                             1,385     $214,643,362.41        100.00%         8.347%    $154,977.16      672      63.43%
                                   =====     ===============        ======          =====     ===========      ===      =====

As of the Statistical Calculation Date, the Pool II weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 6.202% per annum.

  MONTHS TO NEXT RATE ADJUSTMENT OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL          AGGREGATE       AVERAGE     PRINCIPAL     CREDIT     CURRENT
MONTHS TO NEXT RATE ADJUSTMENT     LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
  1 - 6                              430     $ 54,011,512.47         25.16%          8.048%   $125,608.17      684      62.17%
 7 - 12                              281       39,205,323.10         18.27           8.328     139,520.72      673      65.03
13 - 18                              376       55,678,436.71         25.94           8.259     148,080.95      658      60.05
19 - 24                               99       21,923,949.84         10.21          10.286     221,454.04      648      64.54
25 - 30                               72       10,578,846.63          4.93           7.365     146,928.43      695      63.92
31 - 36                               29        9,593,808.17          4.47           8.152     330,820.97      723      59.78
37 - 42                                3          507,743.07          0.24           6.370     169,247.69      711      73.65
43 - 48                               28        5,329,572.80          2.48           6.853     190,341.89      684      81.97
49 - 54                               51       12,385,161.85          5.77           7.514     242,846.31      684      72.11
55 - 60                               16        5,429,007.77          2.53          10.358     339,312.99      635      61.14
                                   -----     ---------------        ------          ------    -----------      ---      -----
TOTAL:                             1,385     $214,643,362.41        100.00%          8.347%   $154,977.16      672      63.43%
                                   =====     ===============        ======          ======    ===========      ===      =====

As of the Statistical Calculation Date, the weighted average Months to Next Rate Adjustment of the Pool II Adjustable Rate Mortgage Loans is approximately 17 months.

          PERIODIC CAPS OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL     CREDIT     CURRENT
PERIODIC CAPS (%)                  LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
No Periodic Cap                      236     $ 39,372,518.45         18.34%          8.338%   $166,832.71      673      70.78%
0.750 - 0.999                          1           42,644.18          0.02           8.000      42,644.18       NA       5.69
1.000 - 1.249                        406       74,784,273.38         34.84           8.469     184,197.72      653      68.10
1.500 - 1.999                        256       23,551,889.68         10.97           7.442      91,999.57      682      46.43
2.000 - 2.499                        471       74,339,415.59         34.63           8.428     157,833.15      690      60.37
2.500 - 2.999                          1           31,920.07          0.01           7.875      31,920.07      697      49.11
3.000 - 3.499                          9        1,627,934.67          0.76          11.053     180,881.63      650      61.33
5.000 - 6.000                          5          892,766.39          0.42          10.889     178,553.28      647      58.17
                                   -----     ---------------        ------           -----    -----------      ---      -----
TOTAL:                             1,385     $214,643,362.41        100.00%          8.347%   $154,977.16      672      63.43%
                                   =====     ===============        ======           =====    ===========      ===      =====

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Pool II Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.535% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.

[citigroup LOGO]

      INITIAL PERIODIC CAPS OF THE POOL II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                            WEIGHTED   WEIGHTED
                                 NUMBER OF      AGGREGATE          PERCENT OF      WEIGHTED     AVERAGE      AVERAGE    AVERAGE
                                  MORTGAGE      PRINCIPAL          AGGREGATE        AVERAGE    PRINCIPAL      CREDIT    CURRENT
INITIAL PERIODIC CAPS (%)          LOANS         BALANCE       PRINCIPAL BALANCE    COUPON      BALANCE       SCORE       LTV
------------------------------   ---------   ---------------   -----------------   --------   -----------   --------   --------
No Initial Periodic Cap                4     $  1,110,093.62          0.52%          6.794%   $277,523.41      722      74.55%
 0.750 - 0.999                         1           42,644.18          0.02           8.000      42,644.18       NA       5.69
 1.000 - 1.249                       466       66,787,492.04         31.12           8.177     143,320.80      672      66.57
 1.500 - 1.749                       229       17,184,148.91          8.01           6.833      75,039.95      712      37.26
 2.000 - 2.249                       449       69,957,848.72         32.59           9.132     155,808.13      683      58.59
 2.500 - 2.749                         1           31,920.07          0.01           7.875      31,920.07      697      49.11
 3.000 - 3.249                       166       40,920,488.40         19.06           8.304     246,508.97      633      74.44
 4.000 - 4.249                         2          446,243.99          0.21           7.681     223,122.00      654      92.85
 4.250 - 4.499                         1           55,000.00          0.03          10.990      55,000.00      649      100.00
5.000 - 10.750                        66       18,107,482.48          8.44           7.588     274,355.80      684      69.17
                                   -----     ---------------        ------           -----    -----------      ---      -----
TOTAL:                             1,385     $214,643,362.41        100.00%          8.347%   $154,977.16      672      63.43%
                                   =====     ===============        ======           =====    ===========      ===      =====

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Pool II Adjustable Rate Mortgage Loans with Initial Periodic Caps is approximately 2.165% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the "Offering Documentation"). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Citigroup Global Markets Inc. by calling 1-877-858-5407.